  As filed with the Securities and Exchange Commission on or about October 28,
                                   1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   Form N-1A

     REGISTRATION STATEMENT UNDER THE
      SECURITIES ACT OF 1933                                          [_]

     Registration No. 333-03715

     Pre-Effective Amendment No.                                      [_]
                                ---
                                                                      [X]
     Post-Effective Amendment No.  17

     REGISTRATION STATEMENT UNDER THE
      INVESTMENT COMPANY ACT OF 1940                                  [_]

     Registration No. 811-07619
                                                                      [X]
     Amendment No.  19

                                ----------------

                            Nuveen Investment Trust
        (Exact Name of Registrant as Specified in Declaration of Trust)

    333 West Wacker Drive, Chicago,                      60606
                Illinois                               (Zip Code)

    (Address of Principal Executive
                Offices)
       Registrant's Telephone Number, Including Area Code: (312) 917-7700

                                                       Copies to:
  Gifford R. Zimmerman--Vice President                Eric F. Fess
                  and                              Chapman and Cutler
               Secretary                             111 W. Monroe
         333 West Wacker Drive                  Chicago, Illinois 60603
        Chicago, Illinois 60606

(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):
[X]immediately upon filing pursuant to      [_]on (date) pursuant to paragraph
   paragraph (b)                               (a)(1)
[_]on (date) pursuant to paragraph (b)      [_]75 days after filing pursuant to
[_]60 days after filing pursuant to            paragraph (a)(2)
   paragraph (a)(1)                         [_]on (date) pursuant to paragraph
                                               (a)(2) of Rule 485.

If appropriate, check the following box:
[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    CONTENTS

                                       OF

                      POST-EFFECTIVE AMENDMENT NO. 17

This Post-Effective Amendment to the Registration Statement comprises the fol-lowing papers and contents:

                   The Facing Sheet

                   Part A--Prospectus for the Nuveen Growth and Income Stock Fund; Prospectus for the Nuveen Balanced Stock and Bond Fund and the Nuveen Balanced Municipal and Stock Fund.

                   Part B--Statement of Additional Information for the Nuveen Growth and Income Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen Balanced Municipal and Stock Fund-- copies of the Annual Reports to Shareholders of the Funds (the Financial Statements from which are incorporated by reference into the Statement of Additional Information)

                   Part C--Other Information

                   Signatures

                   Index to Exhibits

                   Exhibits

The Nuveen European Value Fund is not affected by and therefore not included in this Post-Effective Amendment No. 17.

                                                     October 28, 1999 Prospectus


                                                                          NUVEEN
                                                                    Mutual Funds



Nuveen Growth and Income Stock Fund

[PHOTO APPEARS HERE]


A portfolio of quality companies for investors seeking long-term growth potential and attractive value.

      Featuring Portfolio Management By Institutional Capital Corporation


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.

Investment
Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information



Table of Contents

Section 1  The Fund

This section provides you with an overview of the fund including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                   1
--------------------------------------------------------------------------------
Nuveen Growth and Income Stock Fund                                            2
--------------------------------------------------------------------------------

Section 2 How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                                                           4
--------------------------------------------------------------------------------
What Securities We Invest In                                                   5
--------------------------------------------------------------------------------
How We Select Investments                                                      6
--------------------------------------------------------------------------------
How the Portfolio Manager Has Performed                                        6
--------------------------------------------------------------------------------
What the Risks Are                                                             7
--------------------------------------------------------------------------------
How We Manage Risk                                                             8
--------------------------------------------------------------------------------

Section 3 How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                                   10
--------------------------------------------------------------------------------
How to Reduce Your Sales Charge                                               11
--------------------------------------------------------------------------------
How to Buy Shares                                                             12
--------------------------------------------------------------------------------
Systematic Investing                                                          13
--------------------------------------------------------------------------------
Systematic Withdrawal                                                         13
--------------------------------------------------------------------------------
Special Services                                                              14
--------------------------------------------------------------------------------
How to Sell Shares                                                            15
--------------------------------------------------------------------------------

Section 4 General Information

This section summarizes the fund's distribution policies and other general fund information.

Dividends, Distributions and Taxes                                            17
--------------------------------------------------------------------------------
Distribution and Service Plan                                                 18
--------------------------------------------------------------------------------
Net Asset Value                                                               19
--------------------------------------------------------------------------------
Fund Service Providers                                                        19
--------------------------------------------------------------------------------
Year 2000                                                                     19
--------------------------------------------------------------------------------

Section 5 Financial Highlights

This section provides the fund's financial performance since inception.

Nuveen Growth and Income Stock Fund                                           20
--------------------------------------------------------------------------------

                                                            October 28, 1999

Section 1  The Fund

                  Nuveen Growth and Income Stock Fund

Introduction

This prospectus is intended to provide important information to help you evaluate whether the fund may be right for you. Please read it carefully before investing and keep it for future reference.

Capital Growth with a Measure of Protection

Individuals who plan to rely on their investments for financial security are often concerned about maintaining a comfortable standard of living. For these investors, a growth and income mutual fund is often an appropriate investment. Growth and income funds generally invest in stocks of established, well-known companies that offer attractive long-term growth potential but also pay regular dividend income.

For those investors seeking long-term growth potential and a measure of protection, the Nuveen Growth and Income Stock Fund offers a balance of long-term growth, current income and capital preservation potential. The fund focuses on stocks of established well-known companies and seeks to protect capital in uncertain markets through time-tested risk management strategies.




   -------------------------------------------------------------------------
   NOT FDIC OR GOVERNMENT INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
   -------------------------------------------------------------------------

                                                          Section 1  The Fund  1

Nuveen Growth and Income Stock Fund


Fund Overview

Investment Objective

The investment objective of the fund is to provide over time a superior total return from a diversified portfolio consisting primarily of equity securities of domestic companies with market capitalization of at least $500 million.

How the Fund Pursues Its Objective

The fund purchases primarily stocks of established, well-known domestic companies. These companies tend to pay regular dividends that may provide a source of income. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst -- for example, a management change or an improved industry outlook -- that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks, which we believe have 15% to 25% price appreciation potential over the next 18 months.

The fund may invest up to 35% of its assets in cash equivalents in order to reduce volatility and preserve capital.

What are the Risks of Investing in the Fund?

The principal risk of investing in the fund is market risk. Market risk is the risk that a particular stock in the fund, or stocks in general, may fall in value. The fund's investments in foreign stock present additional risk including currency risk. As with any mutual fund investment, loss of money is a risk of investing.

Is this Fund Right for You?

This fund may be a suitable investment for you if you are seeking:

 .  long-term growth potential from a value-driven strategy;

 .  to moderate the risks associated with stock investing;

 .  to focus on established, well-known companies;

 .  to meet long-term financial goals.

You should not invest in this fund if you are:

 . unwilling to accept share price fluctuation, including the possibility of sharp price declines;

 .  investing to meet short-term financial goals.

How the Fund Has Performed

Nuveen has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate annual fund and index returns for the periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment).

Total Returns/1/

[Bar chart appears here]

Class A Annual Return

30%
           27.5
25%

20%

15%

10%                  9.89

 5%

 0%

-5%        1997      1998


From its inception on August 7, 1996 through December 31, 1998, the fund's highest and lowest quarterly returns were 15.54% and -16.64%, respectively, for the quarters ending 6/30/97 and 9/30/98. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does. See "How the Portfolio Manager Has Performed" for additional performance information. The fund's and the portfolio manager's past performance are not necessarily an indication of how the fund will perform in the future.


                                    Average Annual
                                  Total Returns for
                                  the Periods Ending
                                  December 31, 1998
                                 --------------------
Class                            1 Year     Inception
-----------------------------------------------------
Class A                           3.59%      19.03%
-----------------------------------------------------
Class B                           5.15%      19.85%
-----------------------------------------------------
Class C                           9.03%      21.11%
-----------------------------------------------------
Class R                          10.24%      22.43%
-----------------------------------------------------
S&P 500/1/                       28.58%      33.55%
-----------------------------------------------------
Lipper Peer Group/1/             13.58%      23.09%
-----------------------------------------------------

2  Section 1  The Fund

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/2/

Paid Directly From Your Investment

Share Class                        A         B       C      R/3/
----------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                    5.75%/4/    None    None    None
----------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends             None    None    None    None
----------------------------------------------------------------
Exchange Fees                       None    None    None    None
----------------------------------------------------------------
Deferred Sales Charge/5/         None/4/   5%/6/   1%/7/    None
----------------------------------------------------------------

Annual Fund Operating Expenses/8/

Paid From Fund Assets

Share Class                            A       B       C       R
-------------------------------------------------------------------
Management Fees                       .82%    .82%    .82%    .82%
-------------------------------------------------------------------
12b-1 Distribution and Service Fees   .25%   1.00%   1.00%     --%
-------------------------------------------------------------------
Other Expenses                        .21%    .21%    .20%    .21%
-------------------------------------------------------------------
Total Operating Expenses-Gross       1.28%   2.03%   2.02%   1.03%
-------------------------------------------------------------------
Expense Waiver/Reimbursements        (.04%)  (.04%)  (.04%)  (.04%)
-------------------------------------------------------------------
Total Operating Expenses-Net         1.24%   1.99%   1.98%    .99%
-------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                         Redemption                    No Redemption
Share Class      A       B       C       R       A       B       C       R
-----------------------------------------------------------------------------
1 Year         $  698  $  600  $  205  $  105  $  698  $  206  $  205  $  105
-----------------------------------------------------------------------------
3 Years        $  958  $  951  $  634  $  328  $  958  $  637  $  634  $  328
-----------------------------------------------------------------------------
5 Years        $1,237  $1,205  $1,088  $  569  $1,237  $1,093  $1,088  $  569
-----------------------------------------------------------------------------
10 Years       $2,031  $2,166  $2,348  $1,259  $2,031  $2,166  $2,348  $1,259
-----------------------------------------------------------------------------

How the Fund Is Invested (as of 6/30/99)


Portfolio Allocation/9/                 Actual      Target
Equity                                     94%         90%
----------------------------------------------------------
Cash Equivalents                            6%         10%
----------------------------------------------------------

Stock Portfolio Statistics

Beta                                                  1.00
----------------------------------------------------------
Average Market Capitalization (Stocks)          57 billion
----------------------------------------------------------
Average P/E                                           25.9
----------------------------------------------------------

Top 10 Stock Holdings/9/

General Motors Corporation                            5.0%
----------------------------------------------------------
Philips Electronics N.V.                              4.4%
----------------------------------------------------------
Bell Atlantic Corporation                             4.2%
----------------------------------------------------------
News Corporation Limited Sponsored ADR                4.0%
----------------------------------------------------------
Hoechst AG Sponsored ADR                              3.9%
----------------------------------------------------------
Bank of America Corporation                           3.9%
----------------------------------------------------------
Citigroup Inc.                                        3.7%
----------------------------------------------------------
Waste Management, Inc./10/                            3.7%
----------------------------------------------------------
Philip Morris Companies Inc.                          3.6%
----------------------------------------------------------
Bristol-Myers Squibb Company                          3.4%
----------------------------------------------------------

1. The year-to-date return as of 9/30/99 was 5.61%. Peer Group returns reflect the performance of the Lipper Growth and Income Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Growth and Income Fund Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees.

2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

5.  As a percentage of lesser of purchase price or redemption proceeds.

6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

7.  Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. The adviser, pursuant to a contractual agreement, will waive fees and reimburse expenses through July 31, 2000 in order to prevent Total Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding 1.05% of the average daily net assets of any class of fund shares.

9.  Holdings will vary.

10. Shortly after the close of the fund's fiscal year, its position in Waste Management, Inc. was sold.

                                                          Section 1  The Fund  3

Section 2  How We Manage Your Money

To help you understand how the fund's assets are managed, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Fund

Nuveen Institutional Advisory Corp. ("NIAC"), the fund's investment adviser, together with its advisory affiliate, Nuveen Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Advisory Services or NIAS. NIAC has overall responsibility for management of the fund. NIAC oversees the management of the fund's portfolio, manages the fund's business affairs and provides certain clerical, bookkeeping and other administrative services. The NIAS advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

The NIAS advisers are wholly-owned subsidiaries of John Nuveen &Co. Incorporated ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have more than $55 billion in assets under management.

NIAC has selected Institutional Capital Corporation ("Institutional Capital"), 225 West Wacker Drive, Chicago, IL 60606, as subadviser to manage the investment portfolio of the fund. Institutional Capital is an institutional investment management firm with over 29 years of experience and approximately $12 billion in assets under management. Institutional Capital's investment management strategy and operating policies are set through a team approach, with all its investment professionals contributing. Institutional Capital currently maintains a staff of 13 investment professionals. Mr. Robert H. Lyon, President, owns shares representing 51% of its voting rights. In addition, The John Nuveen Company owns preferred shares of Institutional Capital, which are convertible after several years into a 20% common stock interest.

4  Section 2  How We Manage Your Money

For providing these services, NIAC is paid an annual fund management fee according to the following schedule:


 Average Daily                        Fund
 Net Assets                           Fee
For the first $125 million            .8500 of 1%
-------------------------------------------------
For the next $125 million             .8375 of 1%
-------------------------------------------------
For the next $250 million             .8250 of 1%
-------------------------------------------------
For the next $500 million             .8125 of 1%
-------------------------------------------------
For the next $1 billion               .8000 of 1%
-------------------------------------------------
For net assets over $2 billion        .7750 of 1%
-------------------------------------------------

For the most recent fiscal year, the fund paid NIAC management fees of .82% of average net assets.

Out of the fund management fee, NIAC pays a portfolio management fee to Institutional Capital. The fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; and extraordinary expenses.


What Securities We Invest In

The fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Equity Securities

Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; dollar-denominated securities of foreign companies (limited to 25% of net assets) and other securities with equity characteristics. Any convertible bonds and debentures must be rated investment grade (one of the four highest ratings by Moody's Investors Service, Standard & Poor's, Duff & Phelps or Fitch IBCA, Inc.) when purchased.

Short-Term Investments

The fund may invest in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. For more information on short-term investments, see the Statement of Additional Information.

Delayed Delivery Transactions

The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                                          Section 2  How We Manage Your Money  5

How We Select Investments

We adhere to disciplined, value-driven investment strategies whose aim is to provide consistent, attractive performance over time with moderated risk. We emphasize quality securities carefully chosen through in-depth research and follow those securities closely over time to assess whether they continue to meet our purchase rationale.

Institutional Capital selects stocks from a universe of approximately 450 large and midsize companies with at least $500 million in market capitalization. Proprietary quantitative valuation models determine which of these stocks currently appear to be selling for less than their intrinsic worth. Based on a qualitative assessment of each company's prospects, we then look for a catalyst that we believe will unlock the stock's unrecognized value. A catalyst may be as simple as a management change or as complex as a fundamentally improved industry outlook. We generally buy only 40 to 50 stocks, which we believe have a 15% to 25% price appreciation potential over the next 18 months.

Portfolio Turnover

The fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The fund anticipates that it may engage in active trading in equity securities and that its annual portfolio turnover rate will generally be between 100% and 150%. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains.

How the Portfolio Manager Has Performed

The chart and table below illustrate the historical performance of the portfolio manager's investment strategy for the fund. They present the performance of Institutional Capital's Discretionary Equity Composite, which represents all its individually managed accounts (totalling $4.2 billion) that have substantially the same investment objectives and policies as the fund. Of course, past performance is no indication of future results, and the chart and table represent performance of managed accounts and not actual fund performance.

6  Section 2  How We Manage Your Money

Growth of a $10,000 Investment 6/74-6/99

                         [Mountain Chart Appears Here]

                             Lipper Growth
          NGIS    S&P 500   & Income Index    CPI
          ----    -------   --------------    ---
2Q74....   9425    10000         10000       10000
2Q79....  15142    15154         17656       14744
2Q84....  27687    29156         34668       21149
2Q89....  73841    72824         82086       25301
2Q94.... 130515   119055        130051       30174
2Q99.... 374684   407102        338765       33809

Portfolio Manager Composite Returns



  Average Annual Total Returns
                                  1-Year   5-Year   10-Year   20-Year   25-Year
On Offer                            4.71%   22.03%    16.94%    17.05%    15.60%
On NAV                             11.09%   23.48%    17.64%    17.40%    15.87%

The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the fund, which may affect fund performance. We assumed that an investor paid a maximum Class A sales charge of 5.75% and we deducted from the Composite's gross-of-fee returns the Class A gross operating expenses of 1.28% for the fund's most recent fiscal year. This chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The Lipper Growth and Income Index represents the average annualized returns of the 30 largest funds in the Lipper Growth and Income Fund Category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the fund.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in this fund. Because of these and other risks, you should consider an investment in this fund to be a long-term investment.

Market risk: As a mutual fund investing its assets in stocks, the fund is subject to market risk. Market risk is the risk that a particular stock, an industry, or stocks in general may fall in value.

Inflation risk: Like all mutual funds, the fund is subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

Foreign investment risk: Securities of foreign issuers (which are limited to 25% of net assets) present risks beyond those of domestic securities. Such risks include political or economic instability, less publicly available information and currency risk. Foreign securities may also have more volatile prices and may be less liquid than domestic securities.

                                          Section 2  How We Manage Your Money  7

How We Manage Risk

We use time-tested risk management strategies designed to help protect your capital during periods of market uncertainty or weakness: broad portfolio diversification, a rigorous sell discipline and defined portfolio allocation ranges. While we use these strategies to control or reduce risk, there is no assurance that we will succeed.

Portfolio Allocation Target and Ranges

The fund follows a disciplined asset allocation methodology that keeps your portfolio mix within a defined range over time as market conditions change. The fund has established the following allocation target and operating ranges for each asset class:



                              Target      Range

Stocks                        90%          65-100%
-------------------------------------------------------
Cash Equivalents              10%          0-35%
-------------------------------------------------------

The fund's Board of Trustees may change the target investment mix and operating ranges for each asset class without shareholder approval.

Investment Limitations

The fund has adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. The fund may not have more than:

 . 5% in securities in any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);

 . 25% in any one industry (except U.S. government securities). For example, as of June 30, 1999, the fund was invested in the following industries (as a percentage of the fund's stock holdings):

       Consumer Cyclicals..........22.7%
       Financials..................15.3%
       Technology..................15.2%
       Communications..............11.2%
       Health Care................. 9.6%
       Consumer Staples............ 8.4%
       Basic Materials............. 5.9%
       Capital Goods............... 5.6%
       Transportation.............. 3.8%
       Energy...................... 2.3%

Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

Hedging and Other Defensive Investment Strategies

The fund may invest up to 100% of its assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the proportion of the fund's assets invested in an asset category may fall outside its allowable range, and the fund may not achieve its investment objective.

8  Section 2  How We Manage Your Money

We may also use various investment strategies designed to hedge against changes in the values of securities the fund owns or expects to purchase or to hedge against interest rate changes. These hedging strategies include using financial futures contracts, options on financial futures, or stock index options. The ability of the fund to benefit from options and futures is largely dependent on our ability to use such strategies successfully. The fund could lose money on futures transactions or an option can expire worthless.

The fund's investment approach may also provide a measure of protection in adverse markets. The fund focuses primarily on stocks of established, well-known companies which generally have been better positioned to weather adverse markets than smaller, less established companies. The fund purchases stocks with low valuations, measured by their relative price-to-earnings ratio. The prices of these types of stocks have often fallen less than more fully valued stocks during market downturns. The fund also frequently invests a small portion of its portfolio in cash equivalents which can provide a measure of added stability during adverse market conditions.

Portfolio Manager Performance in Down Markets

Over the past 25 years, there have been six periods in which the S&P 500 declined by 10% or more. In five out of six of these periods, Institutional Capital's investment strategies provided superior capital protection when compared with the overall market and the Lipper Growth and Income Fund peer group. In the third quarter 1998, however, these strategies did not provide superior relative protection. Performance is represented by fund Class A returns on net asset value for the third quarter 1998 and by Institutional Capital's Discretionary Equity Composite for prior periods. Of course, past performance does not guarantee future results, and the Composite performance does not represent actual fund results. Please see the discussion under "How the Portfolio Manager Has Performed" for a detailed discussion of portfolio manager composite returns and the index returns to which they are compared.


Portfolio Manager Down-Market Performance

                         [Bar Chart Appears Here]

                  Growth and Income Fund Investment Strategy

                    Institutional Capital Composite                                      Fund
                    1Q73-3Q74         1Q77-1Q78          2Q81-2Q82      4Q87    3Q90     3Q98
Portfolio Manager   -21.72%          -1.66%           0.91%       -10.10%     -7.82%
Discretionary
Equity
Composite

Growth and                                                                             -16.64%
Income Fund

Lipper              -38.64%          -6.78%          -9.35%       -19.86%    -13.45%   -12.74%
G&I Fund Index

S&P 500             -42.64%         -11.76%         -13.47%       -22.63%    -13.78%   -9.92%

                                          Section 2  How We Manage Your Money  9

Section 3  How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

What Share Classes We Offer

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of the fund's average daily net assets which compensates your financial adviser for providing ongoing service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the fund is as follows:

Authorized Dealer
                                      Sales Charge as % of   Sales Charge as % of     Commission as % of
Amount of Purchase                   Public Offering Price    Net Amount Invested   Public Offering Price
Less than $50,000                             5.75%                  6.10%                   5.00%
---------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                4.50%                  4.71%                   4.00%
---------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000               3.75%                  3.90%                   3.25%
---------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000               2.75%                  2.83%                   2.50%
---------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000             2.00%                  2.04%                   1.75%
---------------------------------------------------------------------------------------------------------
$1,000,000 and over                             --/1/                  --                   1.00%/1/
---------------------------------------------------------------------------------------------------------

/1/You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of the fund's average daily net assets. The annual .25% service fee compensates your financial adviser for providing ongoing service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC as shown in the schedule below.

10  Section 3  How You Can Buy and Sell Shares

The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


Years Since Purchase      0-1      1-2      2-3      3-4      4-5       5-6

CDSC                      5%       4%       4%       3%       2%        1%
 .............................................................................

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of the fund's average daily net assets. The annual .25% service fee compensates your financial adviser for providing ongoing service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R Shares only under limited circumstances at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R Shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge Reductions
 .  Rights of accumulation
 .  Letter of intent
 .  Group purchase

Class A Sales Charge Waivers
 .  Nuveen Defined Portfolio
   or Exchange-Traded
   Fund reinvestment
 .  Retirement plans
 . Certain employees and directors of Nuveen or employees of authorized dealers . Bank trust departments

Class R Eligibility
 . Certain employees and directors of Nuveen or employees of authorized dealers . Bank trust departments


                                  Section 3  How You Can Buy and Sell Shares  11

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid for ongoing investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums

The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts and may be lower for accounts opened through certain fee-based programs). Subsequent investments must be in amounts of $50 or more. The fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.

12  Section 3  How You Can Buy and Sell Shares

Systematic Investing

Systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

                                  Section 3  How You Can Buy and Sell Shares  13

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The exchange privilege is not intended to allow you to use the fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, the fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. The fund may change or cancel its exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of exchanging your shares.

Fund Direct/SM/

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

14  Section 3  How You Can Buy and Sell Shares

An Important Note About Telephone Transactions. Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.


How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the fund does not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Mail

You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .  The fund's name;

 .  Your name and account number;

 .  The dollar or share amount you wish to redeem;

 .  The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                                  Section 3  How You Can Buy and Sell Shares  15

An Important Note About Involuntary Redemption. From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The fund presently has set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.


 . The address where you want your redemption proceeds sent (if other than the address of record);

 .  Any certificates you have for the shares; and

 .  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Redemptions In-Kind

The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

16  Section 3  How You Can Buy and Sell Shares

Section 4  General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.

Dividends, Distributions and Taxes

The fund pays income dividends and any capital gains once a year in December.

Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

The fund's distributions are taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the fund holds its assets). Dividends from the fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.

                                              Section 4  General Information  17

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Distribution and Service Plan

Nuveen serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, the fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How You Can Buy and Sell Shares" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

18  Section 4  General Information

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund's Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Common stocks and other equity securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities.

Fund Service Providers

The custodian of the assets of the fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Year 2000

The fund's service providers rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen is working with the fund's service providers to adapt their systems to address this "Year 2000" issue. Nuveen and the fund expect that the necessary work will be completed on a timely basis, although there can be no assurance of this.

                                              Section 4  General Information  19

Section 5  Financial Highlights


The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements, are included in the Statement of Additional Information and annual report, which are available upon request.

Nuveen Growth and Income Stock Fund


                                               Investment Operations                Less Distributions
                                          ---------------------------------   -----------------------------
 Class
(Inception
Date)
                                                                Net
                                                           Realized
                                                                and                                           Ending
Year                         Beginning           Net     Unrealized                  Net                         Net
Ended                        Net Asset    Investment     Investment           Investment   Capital             Asset        Total
June 30,                         Value     Income(a)    Gain (Loss)   Total       Income     Gains    Total    Value    Return(b)
-----------------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
   1999                         $26.50          $.19          $2.64   $2.83       $(.04)   $(2.22)  $(2.26)   $27.07       12.37%
   1998                          24.01           .26           4.55    4.81        (.25)    (2.07)   (2.32)    26.50       21.59
   1997(c)**                     17.96           .30           6.18    6.48        (.20)     (.23)    (.43)    24.01       36.30

Class B (8/96)
   1999                          26.47           .01           2.61    2.62          --     (2.22)   (2.22)    26.87       11.52
   1998                          24.00           .10           4.51    4.61        (.07)    (2.07)   (2.14)    26.47       20.70
   1997(c)**                     17.97           .21           6.13    6.34        (.08)     (.23)    (.31)    24.00       35.37
Class C (8/96)
   1999                          26.43           .01           2.62    2.63          --     (2.22)   (2.22)    26.84       11.58
   1998                          23.98           .10           4.49    4.59        (.07)    (2.07)   (2.14)    26.43       20.63
   1997(c)**                     17.97           .21           6.11    6.32        (.08)     (.23)    (.31)    23.98       35.26
Class R (8/96)
   1999                          26.52           .24           2.67    2.91        (.07)    (2.22)   (2.29)    27.14       12.71
   1998                          24.02           .32           4.56    4.88        (.31)    (2.07)   (2.38)    26.52       21.91
   1997(c)**                     17.96           .30           6.24    6.54        (.25)     (.23)    (.48)    24.02       36.65
-----------------------------------------------------------------------------------------------------------------------------------

                     Ratios/Supplemental Data
-----------------------------------------------------------
                                     Ratio of
                   Ratio of        Investment
                   Expenses            Income
                 to Average        to Average
                        Net               Net
 Ending              Assets            Assets
 Net          After Credit/     After Credit/     Portfolio
 Assets          Reimburse-        Reimburse-      Turnover
 (000)             ment (a)          ment (a)          Rate
-----------------------------------------------------------
$793,546              1.24%              .76%          134%
 790,063              1.20              1.04           131
 616,209              1.20*             1.53*          110

  95,174              1.99               .03           134
  71,909              1.95               .38           131
  10,664              1.95*             1.03*          110

  41,071              1.98               .04           134
  21,426              1.95               .39           131
   3,630              1.95*             1.04*          110

  16,904               .99              1.00           134
  18,335               .95              1.26           131
  15,647               .95*             1.56*          110
-----------------------------------------------------------

 * Annualized.
** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.


(a) After custodian fee credit and expense reimbursement, where applicable.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

20  Section 5  Financial Highlights

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com


Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth
Nuveen Rittenhouse Growth Fund

Growth and Income
European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Taxable Income
Income Fund

Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona                      Louisiana                       North Carolina
California/1/                Maryland                        Ohio
Colorado                     Massachusetts/1/                Pennsylvania
Connecticut                  Michigan                        Tennessee
Florida                      Missouri                        Virginia
Georgia                      New Jersey                      Wisconsin
Kansas                       New Mexico
Kentucky                     New York/1/

Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on the fund's policies and operation. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or for other fund information; or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington D.C. 20549. The fund's Investment Company file number is 811-07619.

1. Long-term and insured long-term portfolios.              EPR-G&I-NA 10-99

                                                    October 28, 1999  Prospectus

                                                                          Nuveen
                                                                    Mutual Funds



Nuveen Balanced Funds

[Photo appears here]

Portfolios of quality stocks and bonds offering a balance of long-term growth, current income and capital preservation potential.

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund


    Featuring Portfolio Management By Institutional Capital Corporation and
                      Nuveen Institutional Advisory Corp.


--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment Strategy

Risks

Fees, Charges and Expenses

Shareholder Instructions

Performance and Current Portfolio Information


Table of Contents

Section 1  The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                  1
 ...............................................................................
Nuveen Balanced Stock and Bond Fund                                           2
 ...............................................................................
Nuveen Balanced Municipal and Stock Fund                                      4
 ...............................................................................

Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                         6
 ...............................................................................
What Securities We Invest In                                                  7
 ...............................................................................
How We Select Investments                                                     9
 ...............................................................................
How the Portfolio Manager Has Performed                                      10
 ...............................................................................
What the Risks Are                                                           11
 ...............................................................................
How We Manage Risk                                                           12
 ...............................................................................

Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                                  14
 ...............................................................................
How to Reduce Your Sales Charge                                              15
 ...............................................................................
How to Buy Shares                                                            16
 ...............................................................................
Systematic Investing                                                         16
 ...............................................................................
Systematic Withdrawal                                                        17
 ...............................................................................
Special Services                                                             17
 ...............................................................................
How to Sell Shares                                                           18
 ...............................................................................

Section 4  General Information

This section summarizes the funds' distribution policies and other general fund information.

Dividends, Distributions and Taxes                                           20
 ...............................................................................
Distribution and Service Plans                                               21
 ...............................................................................
Net Asset Value                                                              22
 ...............................................................................
Fund Service Providers                                                       22
 ...............................................................................
Year 2000                                                                    22
 ...............................................................................

Section 5  Financial Highlights

This section provides the funds' financial performance since inception.

Nuveen Balanced Stock and Bond Fund                                          23
 ...............................................................................
Nuveen Balanced Municipal and Stock Fund                                     24
 ...............................................................................

                                                                October 28, 1999

Section 1  The Funds

    Nuveen Balanced Stock and Bond Fund

    Nuveen Balanced Municipal and Stock Fund




Introduction

This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Balanced Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

Building Capital While Moderating Risk

Individuals who plan to rely on their investments for financial security are often concerned about maintaining a comfortable standard of living. For these investors, a balanced mutual fund is often an appropriate investment. Balanced funds generally invest in stocks, that offer attractive long-term growth potential and pay regular dividend income, and in bonds. By investing in bonds, these funds can provide additional current income and may also reduce overall portfolio volatility and stabilize returns during unfavorable markets. As a result, balanced mutual funds can offer investors the balance of long-term growth, current income and capital preservation potential they are seeking to help them maintain their lifestyle over time.

For those who seek suitable balanced funds for their portfolios, Nuveen offers the Nuveen Balanced Stock and Bond Fund and the Nuveen Balanced Municipal and Stock Fund, each with a different balance of long-term growth, current income and capital preservation potential.



NOT FDIC OR GOVERNMENT INSURED          MAY LOSE VALUE         NO BANK GUARANTEE

                                                         Section 1  The Funds  1

Nuveen Balanced Stock and Bond Fund


Fund Overview

Investment Objective

The investment objective of the fund is to provide over time an attractive total return from a diversified portfolio of equity securities, taxable fixed-income securities and cash equivalents by emphasizing capital appreciation in favorable markets and capital preservation in adverse markets.

How the Fund Pursues Its Objective

The fund purchases a diversified portfolio of stocks primarily of established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst -- for example, a management change or an improved industry outlook -- that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks, which we believe have 15% to 25% price appreciation potential over the next 18 months.

We seek reduced risk, capital preservation potential and current income by balancing our stock investments with bonds. The bonds we purchase are primarily U.S. Treasury bonds with maturities from one to 15 years, but from time to time we may also purchase investment-grade corporate bonds if market conditions warrant.

What are the Risks of Investing in the Fund?

An investment in the fund is subject to market risk, interest rate risk and credit risk. Market risk is the risk that a particular stock in the fund, or stocks in general, may fall in value. Interest rate risk is the risk that interest rates will rise, causing bond prices and the fund's value to fall. Credit risk is the risk that a bond issuer will default or be unable to pay principal and interest to the fund; lower rated bonds generally carry greater credit risk. The fund's investments in foreign stock present additional risk including currency risk. As with any mutual fund investment, loss of money is a risk of investing.

Is this Fund Right for You?

This fund may be a suitable investment for you if you are seeking:
  . long-term growth potential from a value-driven strategy;
  . a substantial measure of downside protection;
  . the convenience of a balanced portfolio in a single investment; . to focus on established, well-known companies;
  . to meet long-term financial goals.
You should not invest in this fund if you are:
  . unwilling to accept share price fluctuation;
  . investing to meet short-term financial goals.


How the Fund Has Performed

Nuveen has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate annual fund and index returns for the periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment).


Total Returns/1/

                           [BAR CHART APPEARS HERE]

From its inception on August 7, 1996 through December 31, 1998, the fund's highest and lowest quarterly returns were 10.21% and -8.51%, respectively, for the quarters ending 12/31/98 and 9/30/98. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does. See "How the Portfolio Manager Has Performed" for additional performance information. The fund's and the portfolio manager's past performance are not necessarily an indication of how the fund will perform in the future.


                                             Average Annual Total Returns for
                                          the Periods Ending December 31, 1998
                                          ....................................
Class                                                1 Year          Inception
------------------------------------------------------------------------------
Class A                                               4.80%           14.28%
 ..............................................................................
Class B                                               6.37%           14.95%
 ..............................................................................
Class C                                              10.37%           16.37%
 ..............................................................................
Class R                                              11.41%           17.51%
------------------------------------------------------------------------------
S&P 500/1/                                           28.58%           33.55%
 ..............................................................................
Lipper Peer Group/1/                                 15.09%           19.56%
 ..............................................................................
LB Int. Treasury Index/1/                             8.62%            8.59%
 ..............................................................................
Market Benchmark/1/                                  20.97%           23.44%
 ..............................................................................


2  Section 1  The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/2/

Paid Directly From Your Investment

Share Class                          A         B       C     R/3/
-----------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                       5.75%/4/  None    None    None
 .................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends            None      None    None    None
 .................................................................
Exchange Fees                      None      None    None    None
 .................................................................
Deferred Sales Charge/5/           None/4/  5%/6/   1%/7/    None
 .................................................................


 Annual Fund Operating Expenses/8/

Paid From Fund Assets

Share Class                                     A         B          C         R
----------------------------------------------------------------------------------
Management Fees                                .75%      .75%      .75%      .75%
 ..................................................................................
12b-1 Distribution and Service Fees            .25%     1.00%     1.00%       --%
 ..................................................................................
Other Expenses                                 .36%      .36%      .35%      .36%
----------------------------------------------------------------------------------
Total Operating Expenses-Gross                1.36%     2.11%     2.10%     1.11%
 ..................................................................................
Expense Waiver/Reimbursements                 (.17%)    (.17%)    (.16%)    (.17%)
----------------------------------------------------------------------------------
Total Operating Expenses-Net                  1.19%     1.94%     1.94%      .94%
 ..................................................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                         Redemption                     No Redemption
 Share Class      A       B       C       R       A       B       C       R
------------------------------------------------------------------------------
1 Year         $  706  $  608  $  213  $  113  $  706  $  214  $  213  $  113
 ..............................................................................
3 Years        $  981  $  975  $  658  $  353  $  981  $  661  $  658  $  353
 ..............................................................................
5 Years        $1,277  $1,246  $1,129  $  612  $1,277  $1,134  $1,129  $  612
 ..............................................................................
10 Years       $2,116  $2,250  $2,431  $1,352  $2,116  $2,250  $2,431  $1,352
------------------------------------------------------------------------------

How the Fund Is Invested as of 6/30/99



 Portfolio Allocation                     Actual        Target
Equity                                      60%            55%
 ...............................................................
U.S. Treasury Bonds/Notes                   38%            40%
 ...............................................................
Cash Equivalents                             2%             5%
 ...............................................................
Portfolio Statistics

Average Market Capitalization (Stocks)            $57 billion
 ...............................................................
Average P/E                                              25.9
 ...............................................................
Average Duration (Bonds)                                 5.67
 ...............................................................
Average Effective Maturity (Bonds)                 8.47 years
 ...............................................................

Top 5 Stock Holdings/9/

General Motors Corporation                               5.2%
 ...............................................................
Philips Electronics N.V.                                 4.2%
 ...............................................................
News Corporation Limited Sponsored ADR                   4.2%
 ...............................................................
Bank of America Corporation                              4.1%
 ...............................................................
Philip Morris Companies Inc.                             3.7%
 ...............................................................


Credit Quality (Bonds)

 ...............................................................
U.S. Treasury Bonds/Notes                                100%


1. The year-to-date return as of 9/30/99 was 3.15%. Peer Group returns reflect the performance of the Lipper Balanced Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. The table also reflects the performance of the Standard & Poor's 500 Index, Lehman Brothers Intermediate Treasury Index and a Market Benchmark Index. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees. The Market Benchmark Index is comprised of a 60% weighting in the S&P 500 Index and 40% in the Lehman Brothers Intermediate Treasury Index.
2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5. As a percentage of lesser of purchase price or redemption proceeds.
6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
7. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. The adviser, pursuant to a contractual agreement, will waive fees and reimburse expenses through July 31, 2000 in order to prevent Total Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net assets of any class of fund shares.
9. As a percentage of the fund's stock holdings. Holdings will vary.

                                                         Section 1  The Funds  3

Nuveen Balanced Municipal and Stock Fund

Fund Overview


Investment Objective

The investment objective of the fund is to provide over time an attractive after-tax total return through a combination of federally tax-exempt income and capital appreciation with capital preservation in adverse markets.

How the Fund Pursues Its Objective

The fund invests the majority of its assets in investment-grade quality municipal bonds. We concentrate on municipal bonds with favorable characteristics we believe are not yet recognized by the market, trying to identify those higher-yielding and undervalued bonds with intermediate characteristics that we believe offer the best balance of current tax-free income and capital preservation potential.

We invest the balance of fund assets primarily in established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks, which we believe have 15% to 25% price appreciation potential over the next 18 months.

What are the Risks of Investing in the Fund?

An investment in the fund is subject to market risk, interest rate risk and credit risk. Market risk is the risk that a particular stock in the fund, or stocks in general, may fall in value. Interest rate risk is the risk that interest rates will rise, causing bond prices and the fund's value to fall. Credit risk is the risk that a bond issuer will default or be unable to pay principal and interest to the fund; lower rated bonds generally carry greater credit risk. The fund's investments in foreign stock present additional risk including currency risk. As with any mutual fund investment, loss of money is a risk of investing.

Is this Fund Right for You?

This fund may be a suitable investment for you if you are seeking:
  . attractive after-tax returns from a value-driven strategy;
  . a substantial measure of downside protection;
  . the convenience of a balanced portfolio in a single investment; . to reduce the taxes on your investment return;
  . to meet long-term financial goals.

You should not invest in this fund if you are:
  . investing in a tax deferred account;
  . unwilling to accept share price fluctuation;
  . investing to meet short-term financial goals.


How the Fund Has Performed

Nuveen Institutional Advisory Corp. manages the municipal investments of the fund and has selected Institutional Capital Corporation to manage the fund's equity portfolio. The chart and table below illustrate annual fund and index returns for the periods ending December 31, 1998. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment).


Total Returns/1/

                           [BAR CHART APPEARS HERE]
Class A Annual Returns

20%
          16.3
15%

10%
                           8.3
 5%

 0%
          1997            1998

From its inception on August 7, 1996 through December 31, 1998, the fund's highest and lowest quarterly returns were 7.74% and -6.09%, respectively, for the quarters ending 6/30/97 and 9/30/98. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


                        Average Annual Total Returns for
                      the Periods Ending December 31, 1998
                      ....................................
Class                               1 Year      Inception
----------------------------------------------------------
Class A                              2.11%       11.35%
 ..........................................................
Class B                              3.54%       11.93%
 ..........................................................
Class C                              7.55%       13.38%
 ..........................................................
Class R                              8.62%       14.49%
----------------------------------------------------------
S&P 500/1/                          28.58%       33.55%
 ..........................................................
Lipper Peer Group/1/                15.09%       19.56%
 ..........................................................
LB 10-Year Muni Index/1/             6.76%        8.59%
 ..........................................................
Market Benchmark/1/                 15.76%       18.41%
 ..........................................................


4  Section 1  The Funds

What are the Costs of Investing?


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/2/

Paid Directly From Your Investment

Share Class                                 A            B      C        R/3/
-----------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                               5.75%/4/  None      None      None
 .............................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                    None      None      None      None
 .............................................................................
Exchange Fees                              None      None      None      None
 .............................................................................
Deferred Sales Charge/5/                   None/4/      5%/6/     1%/7/  None
 .............................................................................

Annual Fund Operating Expenses/8/

Paid From Fund Assets

Share Class                                 A            B       C        R
------------------------------------------------------------------------------
Management Fees                            .75%         .75%    .75%     .75%
 ..............................................................................
12b-1 Distribution and Service Fees        .25%        1.00%   1.00%      --%
 ..............................................................................
Other Expenses                             .23%         .23%    .23%     .23%
------------------------------------------------------------------------------
Total Operating Expenses-Gross            1.23%        1.98%   1.98%     .98%
 ..............................................................................
Expense Waiver/Reimbursements             (.04%)       (.04%)  (.04%)   (.04%)
------------------------------------------------------------------------------
Total Operating Expenses-Net              1.19%        1.94%   1.94%     .94%
 ..............................................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                         Redemption                     No Redemption
Share Class      A       B      C        R       A       B       C       R
-----------------------------------------------------------------------------
1 Year        $  693  $  595  $  201  $  100  $  693  $  201  $  201  $  100
 .............................................................................
3 Years       $  943  $  937  $  621  $  312  $  943  $  621  $  621  $  312
 .............................................................................
5 Years       $1,212  $1,180  $1,068  $  542  $1,212  $1,068  $1,068  $  542
 .............................................................................
10 Years      $1,978  $2,113  $2,306  $1,201  $1,978  $2,113  $2,306  $1,201
 .............................................................................

How the Fund Is Invested (as of 6/30/99)

Portfolio Allocation                   Actual      Target
Municipal Bonds                          59%         60%
 ..........................................................
Equity                                   39%         35%
 ..........................................................
Cash Equivalents                          2%          5%
 ..........................................................

Portfolio Statistics

Average Market Capitalization (Stocks)         57 billion
 ..........................................................
Average P/E                                          25.9
 ..........................................................
Average Duration (Bonds)                             6.68
 ..........................................................
Average Effective Maturity (Bonds)            10.39 years
 ..........................................................

Top 5 Stock Holdings/9/

General Motors Corporation                           5.1%
 ..........................................................
Philips Electronics N.V.                             4.3%
 ..........................................................
Bell Atlantic Corporation                            4.1%
 ..........................................................
News Corporation Limited Sponsored ADR               3.9%
 ..........................................................
Bank of America Corporation                          3.9%
 ..........................................................

Credit Quality (Bonds)/10/
 ..........................................................
AAA                                                 38.0%
 ..........................................................
AA                                                   6.5%
 ..........................................................
A                                                   13.0%
 ..........................................................
BBB/NR                                              42.5%
 ..........................................................


1. The year-to-date return as of 9/30/99 was 1.01%. Peer Group returns reflect the performance of the Lipper Balanced Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

    The table also reflects the performance of the Standard & Poor's 500 Index, Lehman Brothers 10-Year Municipal Bond Index and a Market Benchmark Index. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. The Market Benchmark Index is comprised of a 40% weighting in the S&P 500 Index and 60% in the Lehman Brothers 10-Year Municipal Bond Index.

2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

5.  As a percentage of lesser of purchase price or redemption proceeds.

6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

7.  Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. The adviser, pursuant to a contractual agreement, will waive fees and reimburse expenses through July 31, 2000 in order to prevent Total Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net assets of any class of fund shares.

9.  As a percentage of the fund's stock holdings. Holdings will vary.

10. As a percentage of the fund's bond holdings. Holdings will vary.



                                                         Section 1  The Funds  5

Section 2  How We Manage Your Money

To help you understand how the funds' assets are managed, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


Who Manages the Funds

Nuveen Institutional Advisory Corp. ("NIAC"), the funds' investment adviser, together with its advisory affiliate, Nuveen Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Advisory Services or NIAS. NIAC has overall responsibility for management of the funds. NIAC oversees the management of the funds' portfolios, manages the funds' business affairs and provides certain clerical, bookkeeping and other administrative services. The NIAS advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

The NIAS advisers are wholly-owned subsidiaries of John Nuveen & Co. Incorporated ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. Nuveen is the sponsor and principal underwriter of the funds' shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have more than $55 billion in assets under management.

NIAC has selected Institutional Capital Corporation ("Institutional Capital"), 225 West Wacker Drive, Chicago, IL 60606, as subadviser to manage the investment portfolios of the Balanced Stock and Bond Fund, and the equity investments of the Balanced Municipal and Stock Fund. Institutional Capital is an institutional investment management firm with over 29 years of experience and approximately $12 billion in assets under management. Institutional Capital's investment management strategy and operating policies are set through a team approach, with all its investment professionals contributing. Institutional Capital currently maintains a staff of 13 investment professionals. Mr. Robert H. Lyon, President, owns shares representing 51% of its voting rights. In addition, The John Nuveen Company owns preferred shares of Institutional Capital, which are convertible after several years into a 20% common stock interest.

NIAC manages the municipal investments of the Balanced Municipal and Stock Fund. NIAC is responsible for the execution of specific investment strategies and the day-to-day operations of the fund as they relate to the municipal investments. NIAC manages the fund using a team of analysts and portfolio managers that focus on a specific group of funds. Thomas C. Spalding provides daily oversight for and execution of the fund's


6  Section 2  How We Manage Your Money
municipal investment activities. Mr. Spalding has been a vice president of NIAC since 1990 and manager of the fund's municipal investments since February 1999. He is also a vice president of Nuveen Advisory Corp. and a Chartered Financial Analyst. Mr. Spalding currently manages investments for six Nuveen-sponsored investment companies.

For providing these services, NIAC is paid an annual fund management fee according to the following schedule:

Average Daily                             Balanced Stock    Balanced Municipal
Net Assets                                and Bond Fund     and Stock Fund
For the first $125 million                .7500 of 1%       .7500 of 1%
 ...............................................................................
For the next $125 million                 .7375 of 1%       .7375 of 1%
 ...............................................................................
For the next $250 million                 .7250 of 1%       .7250 of 1%
 ...............................................................................
For the next $500 million                 .7125 of 1%       .7125 of 1%
 ...............................................................................
For the next $1 billion                   .7000 of 1%       .7000 of 1%
 ...............................................................................
For net assets over $2 billion            .6750 of 1%       .6750 of 1%
 ...............................................................................

For the most recent fiscal year, the funds paid NIAC the following management fees (as a percentage of average net assets):

Balanced Stock and Bond Fund                                              .75%
 ...............................................................................
Balanced Municipal and Stock Fund                                         .75%
 ...............................................................................


Out of the fund management fee, NIAC pays a portfolio management fee to Institutional Capital. Each fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; and extraordinary expenses.

What Securities We Invest In

Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Equity Securities

Both the Balanced Stock and Bond Fund and Balanced Municipal and Stock Fund invest in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; dollar-denominated securities of foreign companies (limited to 25% of net assets) and other securities with equity characteristics. Any convertible bonds and debentures must be rated investment grade (one of the four highest ratings by Moody's Investors Service, Standard & Poor's, Duff & Phelps or Fitch IBCA, Inc.) when purchased.

Taxable Bonds

The Balanced Stock and Bond Fund invests the fixed income portion of its portfolio in taxable bonds. Eligible taxable bonds are U.S. Treasury and other investment-grade bonds with maturities of one to 15 years. We focus on U.S. Treasury securities but may purchase other bonds from time to time if market conditions warrant. Investment-grade securities are those

                                          Section 2  How We Manage Your Money  7
rated in the four highest categories by Moody's Investors Service, Standard & Poor's, Duff & Phelps or Fitch IBCA, Inc. when purchased.

Municipal Obligations

The Balanced Municipal and Stock Fund invests the fixed income portion of its portfolio in municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. Municipal bonds pay income that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax. A municipality may issue general obligation bonds which are secured by its taxing power, or it may issue revenue bonds that are payable from the revenues of a particular project or a special excise tax.

The Balanced Municipal and Stock Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the fund will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

The Balanced Municipal and Stock Fund will purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the fund's investment adviser. We will not invest more than 20% of the fund's municipal investments in this type of unrated municipal obligation. These policies can only be changed by shareholder vote.

The Balanced Municipal and Stock Fund will invest at least 80% of its municipal assets in investment-grade quality municipal bonds with effective remaining maturities of no more than 15 years. This policy will not limit the stated or nominal maturities of the municipal bonds in which the fund invests. The effective remaining maturity of a municipal bond may be shorter than its stated maturity for a variety of reasons, including the bond's call features, its stated or expected payment schedule or other terms or conditions that may cause the bond to have the risk of price fluctuations of an otherwise comparable but shorter-term bond.

Short-Term Investments

The funds may invest in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. The Balanced Municipal and Stock Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. For more information on short-term investments, see the Statement of Additional Information.

Delayed Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.


8  Section 2  How We Manage Your Money

How We Select Investments

We adhere to disciplined, value-driven investment strategies whose aim is to provide consistent, attractive performance over time with moderated risk. We emphasize quality securities carefully chosen through in-depth research and follow those securities closely over time to assess whether they continue to meet our purchase rationale.

Equity Securities

Institutional Capital selects stocks from a universe of approximately 450 large and midsize companies with at least $500 million in market capitalization. Proprietary quantitative valuation models determine which of these stocks currently appear to be selling for less than their intrinsic worth. Based on a qualitative assessment of each company's prospects, we then look for a catalyst that we believe will unlock the stock's unrecognized value. A catalyst may be as simple as a management change or as complex as a fundamentally improved industry outlook. We generally buy only 40 to 50 stocks, which we believe have a 15% to 25% price appreciation potential over the next 18 months for the equity portion of each fund's investment portfolio.

Taxable Fixed-Income Securities

Institutional Capital selects taxable fixed-income securities for the Balanced Stock and Bond Fund based on its general outlook for the fixed-income markets as well as a detailed analysis of expected yield curve changes. Weuse proprietary quantitative models and qualitative assessment of top-down economic and market factors to develop an outlook on interest rates. We then analyze the current shape of the yield curve as well as expected changes under different scenarios. We select the specific mix of maturities that offer the best balance of current income and capital preservation potential in light of current and expected market conditions.

Municipal Obligations for the Balanced Municipal and Stock Fund

NIAC selects municipal bonds for the Balanced Municipal and Stock Fund based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. NIAC is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of the fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds anticipate that they may engage in active trading in equity securities. The funds anticipate that their annual equity portfolio turnover rate will generally be between 100% and 150%.

                                          Section 2  How We Manage Your Money  9

The Balanced Municipal and Stock Fund expects annual municipal portfolio turnover to be significantly less than 75%. The Balanced Stock and Bond Fund anticipates that its annual bond portfolio turnover rate will generally not exceed 75%. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains.

How the Portfolio Manager Has Performed

The chart and table below illustrate the historical performance of the portfolio manager's investment strategy for the Nuveen Balanced Stock and Bond Fund. They present the performance of Institutional Capital's Balanced Composite, which represents all its individually managed accounts (totalling $362 million) that have substantially the same investment objectives and policies as the fund. Of course, past performance is no indication of future results, and the chart and table represent performance of managed accounts and not actual fund performance.

Growth of a $10,000 Investment 6/79-6/99

[MOUNTAIN CHART APPEARS HERE]

          S&P 500   Lipper Balanced     CPI      NBSB
          -------   ---------------     ---      ----
6/79.....  10,000        10,000        10,000     9,425
6/84.....  19,239        18,270        14,344    16,581
6/89.....  48,055        41,573        17,160    42,540
6/94.....  78,561        65,490        20,465    71,969
6/99..... 268,637       138,383        22,931   154,294

Portfolio Manager Composite Returns

                                       Average Annual Total Returns
                                   1-Year   5-Year   10-Year   20-Year
On Offer                            3.00%   15.11%    13.08%    14.66%
On NAV                              9.28%   16.48%    13.75%    16.67%

The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the fund, which may affect fund performance. We assumed that an investor paid a maximum Class A sales charge of 5.75% and we deducted from the Composite's gross-of-fee returns the Class A gross operating expenses of 1.36% for the fund's most recent fiscal year. This chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The Lipper Balanced Fund Index represents the average annualized returns of the 30 largest funds in the Lipper Balanced Category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the fund.

10  Section 2  How We Manage Your Money

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.

Market risk: As mutual funds investing a portion of their assets in stocks, the funds are subject to market risk. Market risk is the risk that a particular stock, an industry, or stocks in general may fall in value.

Interest rate risk: Because the funds also invest in bonds, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk.

Income risk: The funds' investment in bonds exposes the funds to income risk. Income risk is the risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below a portfolio's current earnings rate.

Credit risk: The funds' investment in bonds also exposes the funds to credit risk. Credit risk is the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Year 2000 issues may affect the ability of issuers to meet their payment obligations to their bond holders, and may adversely affect their credit ratings.

Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the funds' assets can decline as can the value of the funds' distributions.

Correlation risk: Although the prices of equity and fixed-income securities often rise and fall at different times so that a fall in the price of one is offset by a rise in the price of the other, in a down market the prices of these securities can also fall in tandem. Because the funds invest in stocks and bonds, the funds are subject to correlation risk.

Foreign investment risk: Securities of foreign issuers (which are limited to 25% of net assets) present risks beyond those of domestic securities. Such risks include political or economic instability, less publicly available information and currency risk. Foreign securities may also have more volatile prices and may be less liquid than domestic securities.

                                         Section 2  How We Manage Your Money  11

How We Manage Risk

We use time-tested risk management strategies designed to help protect your capital during periods of market uncertainty or weakness: broad portfolio diversification, a rigorous sell discipline and defined portfolio allocation ranges. The funds also invest in quality bonds whose steady income and relative price stability can help reduce volatility and stabilize returns in down markets. While we use these strategies to control or reduce risk, there is no assurance that we will succeed.

Portfolio Allocation Targets and Ranges

Each fund follows a disciplined asset allocation methodology that keeps your portfolio mix within a defined range over time as market conditions change. The funds have established the following allocation targets and operating ranges for each asset class:

                     Balanced Stock and Bond Fund    Balanced Municipal and Stock Fund
                     Target                Range     Target                      Range
Stocks                55%                  40-70%    35%                        30-50%
Bonds                 40%                  25-55%    60%                        50-70%
Cash Equivalents       5%                   0-20%     5%                         0-10%

A fund's Board of Trustees may change the target investment mix and operating ranges for each asset class without shareholder approval. The Balanced Municipal and Stock Fund will not set the minimum allowable allocation for municipal bonds below 50%.

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

  . 5% in securities in any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);

  . 25% in any one industry (except U.S. government securities and, in the case of the Balanced Municipal and Stock Fund, municipal securities backed by governmental users). For example, as of June 30, 1999, the funds were invested in the following industries (as a percentage of the funds' stock holdings):

      Balanced Stock and                    Balanced Municipal
      Bond Fund                             and Stock Fund

      Consumer Cyclicals  23.5%             Consumer Cyclicals  23.3%
      Financials          15.8%             Financials          15.7%
      Technology          15.4%             Technology          15.6%
      Communications      10.4%             Communications      11.1%
      Health Care          9.1%             Health Care          9.2%
      Consumer Staples     8.7%             Consumer Staples     8.6%
      Capital Goods        5.8%             Capital Goods        5.9%
      Basic Materials      5.7%             Basic Materials      5.8%
      Energy               3.3%             Energy               2.5%
      Transportation       2.3%             Transportation       2.3%

12  Section 2  How We Manage Your Money

Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

Hedging and Other Defensive Investment Strategies

Each fund may invest up to 100% of its assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the proportion of a fund's assets invested in an asset category may fall outside its allowable range, and the fund may not achieve its investment objective.

We may also use various investment strategies designed to hedge against changes in the values of securities a fund owns or expects to purchase or to hedge against interest rate changes. These hedging strategies include using financial futures contracts, options on financial futures, or stock index options. The ability of a fund to benefit from options and futures is largely dependent on our ability to use such strategies successfully. A fund could lose money on futures transactions or an option can expire worthless.

The funds' approach to equity investing may also provide a measure of protection in adverse markets. The funds focus on stocks primarily of established, well-known companies which generally have been better positioned to weather adverse markets than smaller, less established companies. The funds purchase stocks with low valuations, measured by their relative price-to-earnings ratio. The prices of these types of stocks have often fallen less than more fully valued stocks during market downturns. The funds' allocation to bonds and cash equivalents can also provide a measure of added stability during adverse market conditions.

Portfolio Manager Performance in Down Markets

Over the past 20 years, there have been four periods in which the S&P 500 declined by 10% or more. Portfolio manager performance is represented by fund Class A returns on net asset value for the third quarter 1998 and by Institutional Capital's Balanced Composite for prior periods. Of course, past performance does not guarantee future results, and Composite performance does not represent actual fund results. Please see the discussion under "How the Portfolio Manager Has Performed" for a detailed discussion of portfolio manager composite returns and the index returns to which they are compared.

Portfolio Manager Down-Market Performance

[BAR CHART APPEARS HERE]

Balanced Stock and Bond Fund Investment Strategy

Institutional Capital Composite                                  Fund
                2Q81-2Q82         4Q87           3Q90            3Q98
Portfolio Manager  3.71%         -9.33%         -6.81%
Balanced
Composite

Balanced Stock                                                 -8.51%
and Bond fund

Liper Balanced    -0.67%        -13.26%        -8.09%          -5.79%
Fund Index

S&P 500          -13.47%        -22.63%       -13.78%          -9.92%

                                         Section 2  How We Manage Your Money  13

Section 3  How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.


What Share Classes We Offer

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of your fund's average daily net assets which compensates your financial adviser for providing ongoing service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the funds is as follows:

                                                                                    Authorized Dealer
                                   Sales Charge as % of    Sales Charge as % of     Commission as % of
Amount of Purchase                 Public Offering Price   Net Amount Invested    Public Offering Price
Less than $50,000                          5.75%                  6.10%                   5.00%
-------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000             4.50%                  4.71%                   4.00%
-------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000            3.75%                  3.90%                   3.25%
-------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000            2.75%                  2.83%                   2.50%
-------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000          2.00%                  2.04%                   1.75%
-------------------------------------------------------------------------------------------------------
$1,000,000 and over                          --/1/                  --                    1.00%/1/
-------------------------------------------------------------------------------------------------------

/1/You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial adviser for providing ongoing service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

14  Section 3  How You Can Buy and Sell Shares

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


Years Since Purchase  0-1  1-2  2-3  3-4  4-5  5-6

CDSC                  5%    4%  4%   3%   2%   1%
--------------------------------------------------

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial adviser for providing ongoing service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R Shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R Shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.



Class A Sales Charge        Class A Sales Charge Waivers    Class R Eligibility
Reductions                  .  Nuveen Defined Portfolio     .  Certain employees and
 .  Rights of accumulation      or Exchange-Traded Fund         directors of Nuveen
 .  Letter of intent            reinvestment                    or employees of authorized
 .  Group purchase           .  Retirement plans                dealers
                            .  Certain employees and        .  Bank trust departments
                               directors of Nuveen or
                               employees of authorized
                               dealers
                            .  Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or


                                  Section 3  How You Can Buy and Sell Shares  15
comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid for ongoing investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums

The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts and may be lower for accounts opened through certain fee-based programs). Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.


Systematic Investing

Systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at
(800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

16  Section 3  How You Can Buy and Sell Shares

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.


Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.


Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in a fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                                  Section 3  How You Can Buy and Sell Shares  17

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of exchanging your shares.

Fund Direct(SM)

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

18  Section 3  How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .  The fund's name;

 .  Your name and account number;

 .  The dollar or share amount you wish to redeem;

 .  The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record);

 .  Any certificates you have for the shares; and

 .  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                  Section 3  How You Can Buy and Sell Shares  19

Section 4   General Information

            To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


Dividends, Distributions and Taxes

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

The funds will make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. Because the Balanced Municipal and Stock Fund invests in municipal bonds, certain dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT). The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, including any percentage of your fund dividends attributable to municipal obligations, that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.

20  Section 4  General Information

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

Distribution Schedule

                                     Tax-Free Dividends  Taxable Dividends  Capital Gains
Balanced Stock and Bond Fund                None             Quarterly        December
------------------------------------------------------------------------------------------
Balanced Municipal and Stock Fund         Monthly            December         December
------------------------------------------------------------------------------------------

Distribution and Service Plans

Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How You Can Buy and Sell Shares" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.


                                              Section 4  General Information  21

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Common stocks and other equity securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes fair market value based on prices of comparable securities.

Fund Service Providers

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Year 2000

The funds' service providers rely on computer systems to manage the funds' investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen is working with the funds' service providers to adapt their systems to address this "Year 2000" issue. Nuveen and the funds expect that the necessary work will be completed on a timely basis, although there can be no assurance of this.

Year 2000 issues may affect the ability of issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect the bond's credit ratings and values. Municipal issuers may have greater Year 2000 risks than other issuers. NIAC is requesting information from municipal issuers so that NIAC can take the issuers' Year 2000 readiness, if made available, into account in making investment decisions.

22  Section 4  General Information

Section 5  Financial Highlights

The financial highlights table is intended to help you understand a funds' financial performance. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request.



Nuveen Balanced Stock and Bond Fund

                                   Investment Operations                Less Distributions
                                   ---------------------  ----------------------------------------------

Class
(Inception
Date)
                                             Net
                                        Realized
                                             and                                     Ending
Year           Beginning         Net  Unrealized                 Net                    Net
Ended          Net Asset  Investment  Investment          Investment  Capital        Assets        Total
June 30,           Value   Income(a) Gain (Loss)   Total      Income    Gains  Total  Value   Return (b)
--------------------------------------------------------------------------------------------------------
Class A (8/96)

  1999         $26.39     $.58       $1.93         $2.51  $(.57)      $(1.15)  $(1.72)  $27.18   10.21%
  1998          23.84      .77        3.11          3.88   (.76)        (.57)   (1.33)   26.39   16.71
  1997 (c)      20.00      .70        3.66          4.36   (.42)        (.10)    (.52)   23.84   22.04

Class B (8/96)

  1999          26.39      .39        1.93          2.32   (.38)       (1.15)   (1.53)   27.18    9.39
  1998          23.84      .59        3.10          3.69   (.57)        (.57)   (1.14)   26.39   15.86
  1997 (c)      20.00      .46        3.75          4.21   (.27)        (.10)    (.37)   23.84   21.26

Class C (8/96)

  1999          26.39      .40        1.93          2.33   (.38)       (1.15)   (1.53)   27.19    9.39
  1998          23.84      .59        3.10          3.69   (.57)        (.57)   (1.14)   26.39   15.86
  1997 (c)      20.00      .53        3.68          4.21   (.27)        (.10)    (.37)   23.84   21.26

Class R (8/96)

  1999          26.39      .65        1.93          2.58   (.64)       (1.15)   (1.79)   27.18   10.48
  1998          23.84      .83        3.11          3.94   (.82)        (.57)   (1.39)   26.39   16.99
  1997 (c)      20.00      .61        3.80          4.41   (.47)        (.10)    (.57)   23.84   22.31


                                                     Ratios/Supplemental Data
                              ----------------------------------------------------------------------


                                                                           Ratio of
                                                    Ratio of             Investment
                                                    Expenses                 Income
                                                  to Average              to Averge
                              Ending                     Net                    Net
Year                             Net                  Assets                 Assets        Portfolio
Ended                         Assets            After Credit           After Credit         Turnover
June 30,                       (000)       Reimbursement (a)      Reimbursement (a)             Rate
----------------------------------------------------------------------------------------------------
Class A (8/96)

1999                         $67,512                    1.19%                  2.27%             96%
1998                          69,614                    1.10                   3.06              86
1997 (c)                      56,686                    1.10*                  3.39*             52

Class B (8/96)

  1999                        12,856                    1.94                   1.54              96
  1998                        10,356                    1.85                   2.32              86
  1997 (c)                       646                    1.85*                  2.23*             52

Class C (8/96)

  1999                         7,142                    1.94                   1.55              96
  1998                         4,142                    1.85                   2.31              86
  1997 (c)                       980                    1.85*                  2.53*             52

Class R (8/96)

  1999                         4,445                     .94                   2.53              96
  1998                         3,413                     .85                   3.32              86
  1997 (c)                     6,052                     .85*                  3.12*             52
---------------------------------------------------------------------------------------------------

 *   Annualized.

(a)  After custodian fee credit and expense reimbursement, where applicable.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.

                                            Section 5  Financial Highlights  23

Nuveen Balanced Municipal and Stock Fund



                                               Investment Operations                Less Distributions
                                          ---------------------------------   -----------------------------
Class
(Inception
Date)
                                                                Net
                                                           Realized
                                                                and                                           Ending
Year                         Beginning           Net     Unrealized                  Net                         Net
Ended                        Net Asset    Investment     Investment           Investment   Capital             Asset        Total
June 30,                         Value     Income(a)    Gain (Loss)   Total       Income     Gains    Total    Value    Return(b)
-----------------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
   1999                         $25.46          $.62          $ .70   $1.32       $(.65)    $(.68)  $(1.33)   $25.45        5.49%
   1998                          23.11           .67           2.66    3.33        (.61)     (.37)    (.98)    25.46       14.71
   1997 (c)                      20.00           .56           3.02    3.58        (.42)     (.05)    (.47)    23.11       18.05

Class B (8/96)
   1999                          25.53           .46            .68    1.14        (.34)     (.68)    (1.02)   25.65        4.71
   1998                          23.11           .49           2.67    3.16        (.37)     (.37)     (.74)   25.53       13.91
   1997 (c)                      20.00           .40           3.04    3.44        (.28)     (.05)     (.33)   23.11       17.32

Class C (8/96)
   1999                          25.51           .45            .69    1.14        (.34)     (.68)     (1.02)  25.63        4.71
   1998                          23.10           .49           2.66    3.15        (.37)     (.37)      (.74)  25.51       13.87
   1997 (c)                      20.00           .40           3.03    3.43        (.28)     (.05)      (.33)  23.10       17.27

Class R (8/96)
   1999                          25.39           .68            .71    1.39        (.77)     (.68)     (1.45)  25.33        5.81
   1998                          23.11           .72           2.66    3.38        (.73)     (.37)     (1.10)  25.39       14.94
   1997 (c)                      20.00           .61           3.03    3.64        (.48)     (.05)      (.53)  23.11       18.38

-----------------------------------------------------------------------------------------------------------------------------------

                     Ratios/Supplemental Data
-----------------------------------------------------------
                                     Ratio of
                   Ratio of        Investment
                   Expenses            Income
                 to Average        to Average
                        Net               Net
  Ending             Assets            Assets
     Net      After Credit/     After Credit/     Portfolio
   Asset         Reimburse-        Reimburse-      Turnover
   (000)           ment (a)          ment (a)          Rate
-----------------------------------------------------------
$123,917              1.19%             2.52%           52%
 117,005              1.10              2.73            87
  79,952              1.10*             2.79*           32
  52,718              1.94              1.83            52
  32,384              1.85              1.96            87
   2,051              1.85*             1.99*           32
  20,498              1.94              1.80            52
  14,908              1.85              1.97            87
   1,559              1.85*             1.97*           32
   1,182               .94              2.77            52
   1,353               .85              2.99            87
   6,963               .85*             3.16*           32
-----------------------------------------------------------

  * Annualized.

(a)  After custodian fee credit and expense reimbursement, where applicable.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.


24  Section 5  Financial Highlights

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com


Nuveen Mutual Funds


Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Taxable Income

Income Fund

Tax-Free Income

National Municipal Bond Funds
High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds
Arizona        Louisiana         North Carolina
California/1/  Maryland          Ohio
Colorado       Massachusetts/1/  Pennsylvania
Connecticut    Michigan          Tennessee
Florida        Missouri          Virginia
Georgia        New Jersey        Wisconsin
Kansas         New Mexico
Kentucky       New York/1/

Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on the funds' policies and operation. Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or for other fund information; or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington D.C. 20549. The funds' Investment Company file number is 811-07619.

1. Long-term and insured long-term portfolios.                  EPR-BAL-NA 10-99

Statement of Additional Information

October 28, 1999
Nuveen Investment Trust
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN GROWTH AND INCOME STOCK FUND
NUVEEN BALANCED STOCK AND BOND FUND
NUVEEN BALANCED MUNICIPAL AND STOCK FUND

This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from a Fund, by written request to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, or by calling 800-257-8787. This Statement of Additional Informa-tion relates to, and should be read in conjunction with, the Prospectus for a Fund. The Prospectuses for the Funds are dated October 28, 1999.

Table of Contents                                                         Page
------------------------------------------------------------------------------
General Information                                                        B-2
------------------------------------------------------------------------------
Investment Policies and Restrictions                                       B-2
------------------------------------------------------------------------------
Investment Policies and Techniques                                         B-5
------------------------------------------------------------------------------
Management                                                                B-22
------------------------------------------------------------------------------
Fund Manager and Portfolio Manager                                        B-28
------------------------------------------------------------------------------
Portfolio Transactions                                                    B-30
------------------------------------------------------------------------------
Net Asset Value                                                           B-31
------------------------------------------------------------------------------
Tax Matters                                                               B-32
------------------------------------------------------------------------------
Performance Information                                                   B-39
------------------------------------------------------------------------------
Additional Information on the Purchase and Redemption of Fund Shares and
 Shareholder Programs                                                     B-46
------------------------------------------------------------------------------
Distribution and Service Plans                                            B-63
------------------------------------------------------------------------------
Independent Public Accountants and Custodian                              B-65
------------------------------------------------------------------------------
Financial Statements                                                      B-65
------------------------------------------------------------------------------
General Trust Information                                                 B-65
------------------------------------------------------------------------------
Appendix A--Ratings of Investments                                         A-1
------------------------------------------------------------------------------

The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports, each of which is incorporated herein by refer-ence. The Annual Reports accompany this Statement of Additional Information.

                              GENERAL INFORMATION

Nuveen Growth and Income Stock Fund ("Growth/Income Fund"), Nuveen Balanced Stock and Bond Fund ("Stock/Bond Fund") and Nuveen Balanced Municipal and Stock Fund ("Muni/Stock Fund") (individually a "Fund" and collectively the "Funds") are series of the Nuveen Investment Trust (the "Trust"), an open-end diversi-fied management series investment company organized as a Massachusetts business trust on May 6, 1996. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, four series of the Trust are authorized and outstanding.

Certain matters under the Investment Company Act of 1940 which must be submit-ted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each se-ries affected by such matter.

                    INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions
The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund:

(1) With respect to 75% of its total assets, purchase the securities of any is-suer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that is-suer.

(2) Borrow money, except that the Fund may (i) borrow money from banks for tem-porary or emergency purposes (but not for leverage or the purchase of invest-ments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as, investing in When-Issued Securities or certain futures and options), provided that the combina-tion of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Se-curities Act of 1933 in connection with the purchase and sale of portfolio se-curities.

(4) Make loans to other persons, except through (i) the purchase of debt secu-rities permissible under the Fund's investment policies, (ii) repurchase agree-ments, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5) Purchase or sell physical commodities unless acquired as a result of own-ership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative in-struments, or from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose prin-cipal business activities are in the same industry (except that this restric-tion shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof and, in the case of the Muni/Stock Fund to Municipal Obligations, other than those Municipal Obliga-tions backed only by the assets and revenues of non-governmental users).

If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the invest-ment or the total assets will not constitute a violation of that restriction.

For the purpose of applying the limitation set forth in restriction (1) above to Municipal Obligations an issuer shall be deemed the sole issuer of a secu-rity when its assets and revenues are separate from other governmental enti-ties and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computa-tion of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facili-ty, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a Municipal Obligation is insured by bond insurance, it shall not be considered a security that is is-sued or guaranteed by the insurer; instead, the issuer of such Municipal Obli-gation will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the assets of the Muni/Stock Fund that may be invested in Municipal Obligations insured by any given insurer.

The foregoing fundamental investment policies, together with the investment objective of each of the Growth/Income Fund, the Stock/Bond Fund and the Muni/Stock Fund, and certain other policies specifically identified in the prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares pres-ent at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain se-curities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing se-curities on margin.

(3) Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

(4) Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions there-
of) if, as a result, more than 5% of its net assets would be invested in the securities of issuers that, including predecessors or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or as-set-backed securities.

(5) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law.

(6) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premi-ums on futures contracts and related options.

(7) Invest in direct interests in oil, gas or other mineral exploration pro-grams or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(8) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its invest-ments at a time when it may be disadvantageous to do so.

(9) Each Fund may not invest in illiquid securities if, as a result of such in-vestment, more than 15% of the Fund's net assets would be invested in illiquid securities.

                    INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the Prospectus for each Fund.

Investment in Municipal Obligations

Portfolio Investments
Except to the extent the Muni/Stock Fund invests in temporary investments as described below, all of the Muni/Stock Fund's investments in Municipal Obliga-tions will be comprised of tax-exempt Municipal Obligations that are either (1) rated, at the time of purchase, within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Group ("S&P") or (2) unrated but which, in the opinion of the NIAC, have credit characteristics equivalent to, and will be of comparable quality to, Municipal Obligations so rated; provided, however, that not more than 20% of the Muni/Stock Fund's investments in Municipal Obligations, may be in such unrated bonds. The foregoing policies are fundamental policies of the Muni/Stock Fund. Municipal Securities rated Baa or BBB are considered "invest-ment grade" securities; Municipal Securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while Municipal Securities rated BBB are regarded as having an adequate capacity to pay principal and interest. Mu-nicipal Securities rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely pay-ment, when due, of all principal and interest. A general description of Moody's and S&P's ratings is set forth in Appendix A hereto. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

The foregoing policies as to rating of investments in securities will apply only at the time of the purchase of a security, and the Fund will not be re-quired to dispose of securities in the event Moody's or S&P downgrades its as-sessment of the credit characteristics of a particular issuer.

The municipal portfolio manager of the Muni/Stock Fund pursues a value oriented approach for selecting municipal securities by seeking to identify underrated or undervalued Municipal Obligations. Underrated Municipal Obligations are those whose ratings do not, in Nuveen Institutional Advisory Corp.'s ("NIAC") opinion, reflect their true value. Such Municipal Obligations may be underrated because of the time that has elapsed since their rating was assigned or re-viewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal Obligations that are undervalued or that represent undervalued municipal market sectors are Municipal Obligations that, in NIAC's opinion, are worth more than the value assigned to them in the marketplace. Municipal Obligations of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal

Obligations of the market sector for reasons that do not apply to the particu-lar Municipal Obligations that are considered undervalued. The Muni/Stock Fund's investment in underrated or undervalued Municipal Obligations will be based on NIAC's belief that their prices should ultimately reflect their true value.

The Muni/Stock Fund has not established any limit on the percentage of its portfolio of investments that may be invested in Municipal Obligations subject to the alternative minimum tax provisions of Federal tax law. Consequently, a substantial portion of the current income produced by the Fund may be includable in alternative minimum taxable income. Special considerations apply to corporate investors. See "Tax Matters."

Also included within the general category of Municipal Obligations described in the Muni/Stock Fund Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obliga-tion. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropria-tion or default will be limited solely to the repossession of the leased prop-erty, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. The Muni/Stock Fund will seek to minimize these risks by not investing more than 20% of the assets allocated to investments in Municipal Obligations in Municipal Lease Obligations that contain "non-appropriation" clauses, and by only investing in those "non-ap-propriation" Municipal Lease Obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a gov-ernmental function of the municipality, (2) appropriate covenants will be ob-tained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (3) the lease obli-gor has maintained good market acceptability in the past, and (4) the invest-ment is of a size that will be attractive to institutional investors.

During temporary defensive periods (e.g., times when, in NIAC's opinion, the ability of a Fund to meet its long-term investment objectives and preserve the asset value of a Fund may be adversely affected by significant adverse market, economic, political, or other circumstances), and in order to keep cash on hand fully invested, a Fund may invest any percentage of its assets in tempo-rary investments. Temporary investments may be either tax-exempt or taxable. To the extent the Muni/Stock Fund invests in taxable temporary investments, the Fund will not at such times be in a position to achieve that portion of its investment objective of seeking income exempt from federal income tax. For further information, see "Short-Term Investments" below.

Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obliga-tions of such issuers may become subject to the laws enacted in the future by

Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities
The Growth/Income Fund may invest up to 35% of its total assets, and for tempo-rary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term taxable fixed income secu-rities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or A- or higher by Duff & Phelps, Inc. ("D&P") and having a maturity of one year or less. The Stock/Bond Fund may invest up to 20% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or A- or higher by D&P and hav-ing a maturity of one year or less. The Muni/Stock Fund may invest up to 10% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities, although the Fund intends to invest in taxable temporary investments only in the event that suitable tax-exempt tempo-rary investments are not available at reasonable prices and yields. Short-term taxable fixed income securities are defined to include, without limitation, the following:

(1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either is-sued or guaranteed by the U.S. Treasury or by U.S. government agencies or in-strumentalities. U.S. government agency securities include securities issued by
(a) the Federal Housing Administration, Farmers Home Administration, Export-Im-port Bank of the United States, Small Business Administration, and the Govern-ment National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obliga-tions of the agency or instrumentality; and (d) the Student Loan Marketing As-sociation, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agen-cies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and in-strumentalities do not guarantee the market value of their securities, and con-sequently, the value of such securities may fluctuate. The Muni/Stock Fund may only invest in government securities with maturities of less than one year or that have a variable or floating rate of interest.

(2) Each Fund may invest in certificates of deposit issued against funds depos-ited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Muni/Stock Fund may only invest in certificates of de-posit issued by U.S. banks with at least $1 billion in assets.

(3) The Growth/Income Fund and the Stock/Bond Fund may invest in bankers' ac-ceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, uncondi-tionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a spe-cific maturity.

(4) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the securi-ty, it simultaneously agrees to resell and redeliver the security to the sell-er, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding pe-riod since the resale price is always greater than the purchase price and re-flects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agen-cies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is lim-ited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the af-fected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collat-eral could be delayed or impaired because of certain provisions of the bank-ruptcy laws.

(5) The Growth/Income Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early with-drawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corpo-rations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corpo-ration (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial ob-ligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Growth/Income Fund and the Stock/Bond Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's, Duff 2 or higher by D&P or Fitch 2 or higher by Fitch. The Muni/Stock Fund may only invest in commercial paper, corporate notes, corporate bonds or corporate debentures that are rated within the high-est grade by Moody's or S&P and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities
The Muni/Stock Fund may invest up to 10% of its total assets and during certain temporary periods, in order to keep cash on hand fully invested or as a defen-sive measure in response to prevailing market conditions, up to 100% of its to-tal assets as "temporary investments" in cash equivalent and short-term fixed income securities that are either taxable or tax-exempt. The short-term taxable fixed income securities are described above. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-ex-empt fixed income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (BANs) are usually general obligations of state and lo-cal governmental issuers which are sold to obtain interim financing for pro-jects that will eventually be funded through the sale of long-term debt obliga-tions or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond mar-ket and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to fi-nance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delin-quencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obliga-tions of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and in-terest on RANs.

Construction Loan Notes are issued to provide construction financing for spe-cific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available there-from. Maturities of municipal paper generally will be shorter than the maturi-ties of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money mar-ket index.

While the various types of notes described above as a group represent the ma-jor portion of the tax-exempt note market, other types of notes are occasion-ally available in the marketplace and the Muni/Stock Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Equity Securities

Under normal market conditions, the Funds will invest the assets allocated to equity investments primarily in equity securities of domestic companies with market capitalizations of at least $500 million ("Equity Securities"). Equity Securities include, but are not limited to, common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks, such as convertible bonds and debentures, and other securities with equity characteristics. The Growth/Income Fund, under normal market conditions, will invest at least 65% of its total assets in Eq-uity Securities which do not include warrants or rights to purchase common stock. Through its investment strategy the Growth/Income Fund seeks to provide higher returns over time than the S&P 500 with an equal or lower level of risk.

Convertible bonds and debentures must be rated Baa or higher by Moody's or BBB or higher by S&P, D&P or Fitch. Bonds rated Baa or BBB, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds.

In addition, the Funds may invest in dollar-denominated equity securities of foreign issuers, including American Depository Receipts ("ADRs") as described in "Foreign Securities" below.

Hedging Strategies

General Description of Hedging Strategies
Each Fund may engage in hedging activities. NIAC or Institutional Capital Cor-poration ("ICAP") may cause a Fund to utilize a variety of financial instru-ments, including options, futures contracts (sometimes referred to as "futures"), forward contracts and options on futures contracts to attempt to hedge the Fund's holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly and partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use deriv-ative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, man-aging the effective maturity or duration of debt obligations that the Fund holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to cer-tain asset classes, such as debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Portfolio to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applica-ble regulations of the Securities and Exchange Commission (the "SEC"), the sev-eral options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authori-ties. In addition, the Fund's ability to use hedging instruments will be lim-ited by tax considerations.

General Limitations on Futures and Options Transactions
The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Fund's total assets. In addition, a Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various ex-changes and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to in-crease the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered invest-ment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other per-missible assets, and will be marked-to-market daily.

Stock Index Options
Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write cov-ered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by de-livery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock in-cluded in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite In-dex or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

A Fund's use of stock index options is subject to certain risks. Successful use by the Funds of options on stock indexes will be subject to the ability of ICAP to correctly predict movements in the directions of the stock market. This re-quires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securi-ties will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its se-curities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securi-ties in order to satisfy its obligation under the option to deliver such secu-rities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Federal Income Tax Treatment of Options
Certain option transactions have special federal income tax results for the Funds. Expiration of a call option written by a Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If a Fund writes options, or purchases puts that are subject to the loss defer-ral rules of Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), any losses on such options transactions, to the extent they do not ex-ceed the unrecognized gains on the securities covering the options, may be sub-ject to deferral until the securities covering the options have been sold.

In the case of transactions involving "nonequity options," as defined in Code
Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, cer-tain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the S&P 500 Index would be "nonequity options" within the meaning of Code Section 1256.

Futures Contracts
Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the ef-fective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA. Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected in-creases in stock prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory author-ities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial in-strument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Ex-change. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instru-ment (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was orig-inally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Funds are not able to enter into an offsetting transac-tion, the Funds will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by each Fund with its cus-todian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's perfor-mance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an ex-tremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as mar-gin, a subsequent 10% decrease in the value of the Futures Contract would re-sult in a total loss of the margin deposit, before any deduction for the trans-action costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. How-ever, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit estab-lishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and sub-jecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Funds seek to close out a Futures position. The Funds would continue to be re-quired to meet margin requirements until the position is closed, possibly re-sulting in a decline in the Funds' net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active second-ary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, in-cluding, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures
Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expira-tion, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Funds may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Funds use put and call options on se-curities or indexes. The purchase of put options on Futures Contracts is analo-gous to the purchase of puts on securities or indexes so as to hedge the Funds' securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract consti-tutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securi-ties. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the se-curities the Fund intends to acquire.

As with investments in Futures Contracts, each Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts writ-ten by it. Such margin deposits will vary depending on the nature of the under-lying Futures Contract (and the related initial margin requirements), the cur-rent market value of the option, and other futures positions held by the Fund. The Funds will set aside in a segregated account at the Funds' custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segre-gated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Funds' successful use of options on Futures Contracts depends on ICAP's ability to correctly predict the movement in prices of Futures Contracts and the under-lying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Con-tract subject to the option. For additional information, see "Futures Con-tracts." Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures con-tracts might not correlate perfectly with movements in the prices of the in-vestments being hedged. For example, all participants in the futures and op-tions on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts po-sitions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instru-ments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit re-quirements in markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price dis-tortions. In addition, activities of large traders in both the futures and se-curities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts
For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and losses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be required to be deferred to a later taxable year.

Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such secu-rities and, consequently, the nature of the gain or loss on such securities upon disposition.

The Funds will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Funds' fiscal year) on Futures transactions. Such dis-tributions will be combined with distributions of capital gains realized on the Funds' other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives
The use of derivative instruments involves certain general risks and considera-tions as described below. The specific risks pertaining to certain types of de-rivative instruments are described in the sections that follow.

(1) Market Risk. Market risk is the risk that the value of the underlying as-sets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of lever-age and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of deriv-ative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and com-modities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any partic-ular strategy adopted will succeed. A decision to engage in a derivative trans-action will reflect the portfolio manager's judgment that the derivative trans-action will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a re-sult of the failure of a counterpart to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clear-ing agency, which is the issuer or counterparty to each exchange-traded instru-ment, provides a guarantee of performance. For privately-negotiated instru-ments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could re-sult in a loss of the expected benefit of the derivative transactions and pos-sibly other losses to the Fund. The Fund will enter into transactions in deriv-ative instruments only within counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an im-perfect correlation, or even no correlation, between price movements of a de-rivative instrument and price movements of investments being hedged. When a de-rivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the com-bined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative in-strument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call op-tion, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges us-ing instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the invest-ments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its funda-mental value. Generally, exchange contracts are very liquid because the ex-change clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instru-ments other than purchase options). If the Fund is unable to close out its po-sitions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvanta-geous time. The Fund's ability to sell or close out a position in an instru-ment prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willing-ness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. De-spite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus cre-ating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Other Investment Policies and Techniques

Illiquid Securities
Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities in-clude, but are not limited to, restricted securities (securities the disposi-tion of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to ICAP the day-to-day determination of the illiquidity of any equity or taxable fixed-income security and to NIAC as to any municipal secu-rity, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed ICAP and NIAC to look to such factors as (i) the na-ture of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time nor-mally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other in-struments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in ef-fect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which pre-vailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including re-stricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box
When ICAP believes that the price of a particular security held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a secu-rity which a Fund owns for delivery at a specified date in the future. The Funds will limit their transactions in short sales against the box to 5% of their net assets. In addition, a Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants
Each Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no divi-dends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a spe-cific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the is-suer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

When-Issued Securities
Each Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased on a when-issued ba-sis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the pur-chase and settlement, no payment is made by a Fund to the issuer and no inter-est is accrued on debt securities or dividend income is earned on equity secu-rities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addi-tion to the risk of decline in value of the Fund's other assets. While when-is-sued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in deter-mining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

Each Fund will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, each Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account (described above) sale of other securi-ties or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than each Fund's payment obligation).

Unseasoned Companies
Each Fund may not invest more than 5% of its net assets in unseasoned issuers. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial re-sources, product diversification, and competitive strengths of larger corporations. Also, in many instances, the securities of smaller companies are traded only over-the-counter or on regional securities exchanges, and the fre-quency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings of small companies at discounts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securities.

Foreign Securities
Each Fund may invest up to 25% of its net assets in foreign securities denomi-nated in U.S. dollars. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, includ-ing currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the re-ports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regula-tion of foreign brokers, securities markets and issuers; diplomatic develop-ments; and political or social instability. Foreign economies may differ favor-ably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than com-parable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Foreign securities include American Depository Receipts ("ADRs"). ADRs are re-ceipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. ADRs do not eliminate all the risk inherent in investing in foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

Lending of Portfolio Securities
Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured contin-uously by collateral at least equal to the value of the securities lent by "marking to market" daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also re-ceive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Portfolio Turnover
Under normal market conditions, the Muni/Stock Fund expect annual bond portfo-lio turnover to be significantly less than 75% and the Stock/Bond Fund antici-pates that its annual bond portfolio turnover rate will generally not exceed 75%. However, the rate of municipal turnover will not be a limiting factor if it is desirable for the Muni/Stock Fund to sell or purchase Municipal Obligations.

Each Fund anticipates that its annual equity portfolio turnover rate will be between 100% and 150% under normal market conditions. A turnover rate of 100% would occur, for example, if a Fund sold and replaced securities valued at 100% of its net assets within one year. In the event a Fund were to have a turnover rate of 100% or more in any year, it would result in the payment by the Fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. In addition to the foregoing, the Muni/Stock Fund may be required to purchase or sell Municipal Obligations and Equity Securities pursuant to a required reallocation of assets and the antici-pated portfolio turnover rates set forth above are made without regard to such a reallocation of assets.


                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is seven, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and five of whom are "disinterested per-sons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested per-sons" of the Trust indicated by an asterisk.

-------------------------------------------------------------------------------------------
                          Date of           Position and             Principal Occupations
     Name and Address      Birth         Offices with Trust         During Past Five Years
-------------------------------------------------------------------------------------------
 Timothy R. Schwertfeger* 3/28/49  Chairman, President and Trustee Chairman (since July
 333 West Wacker Drive                                             1996) and Director,
 Chicago, IL 60606                                                 formerly Executive Vice
                                                                   President, of The John
                                                                   Nuveen Company (from
                                                                   March 1992 to July 1996)
                                                                   and of John Nuveen & Co.
                                                                   Incorporated; Director
                                                                   and Chairman (since July
                                                                   1996), formerly
                                                                   Executive Vice President
                                                                   (from May 1994 to July
                                                                   1996) of Nuveen
                                                                   Institutional Advisory
                                                                   Corp and Nuveen Advisory
                                                                   Corp.; Chairman and
                                                                   Director (since January
                                                                   1997) of Nuveen Asset
                                                                   Management, Inc.;
                                                                   Director (since 1996) of
                                                                   Institutional Capital
                                                                   Corporation; Chairman
                                                                   and Director of
                                                                   Rittenhouse Financial
                                                                   Services Inc. (since
                                                                   1999); Chief Executive
                                                                   Officer (since September
                                                                   1999) of Nuveen Senior
                                                                   Loan Asset Management
                                                                   Inc.

-------------------------------------------------------------------------------------------
 Robert H. Lyon*           3/5/50  Trustee                         President and a Director
 225 West Wacker Drive                                             of the ICAP Funds Inc.
 Chicago, IL 60606                                                 (since its inception in
                                                                   December 1994);
                                                                   President, Chief
                                                                   Investment Officer, and
                                                                   a Director of
                                                                   Institutional Capital.
-------------------------------------------------------------------------------------------
 James E. Bacon           2/27/31  Trustee                         Business consultant;
 114 W. 47th St.                                                   retired.
 New York, NY 10036
-------------------------------------------------------------------------------------------
 Jack B. Evans            10/22/48 Trustee                         President, The Hall-
 115 Third Street, S.E.                                            Perrine Foundation, a
 Cedar Rapids, IA 52401                                            private philanthropic
                                                                   corporation (since
                                                                   1996); formerly
                                                                   President and Chief
                                                                   Operating Officer, SCI
                                                                   Financial Group, Inc., a
                                                                   regional financial
                                                                   services firm.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                          Position and         Principal Occupations
      Name and Address        Age      Offices with Trust     During Past Five Years
-------------------------------------------------------------------------------------
 William L. Kissick         7/29/32  Trustee                 Professor, School of
 University of Pennsylvania                                  Medicine and the Wharton
 224 NEB/2L                                                  School of Management and
 Philadelphia, PA 19104                                      Chairman, Leonard Davis
                                                             Institute of Health
                                                             Economics, University of
                                                             Pennsylvania.
-------------------------------------------------------------------------------------
 Thomas E. Leafstrand       11/11/31 Trustee                 Retired, previously Vice
 412 W. Franklin                                             President in charge of
 Wheaton, IL 60187                                           Municipal Underwriting
                                                             and Dealer Sales at The
                                                             Northern Trust Company.
-------------------------------------------------------------------------------------
 Sheila W. Wellington       2/24/32  Trustee                 President (since 1993)
 250 Park Avenue                                             of Catalyst (a not-for-
 New York, NY 10003                                          profit organization
                                                             focusing on women's
                                                             leadership development
                                                             in business and the
                                                             professions).
-------------------------------------------------------------------------------------
 Alan G. Berkshire          12/28/60 Senior Vice President   Senior Vice President
 333 West Wacker Drive               and Assistant Secretary (since May 1999),
 Chicago, IL 60606                                           formerly Vice President,
                                                             and General Counsel
                                                             (since September 1997)
                                                             and Secretary (since May
                                                             1998) of The John Nuveen
                                                             Company and John Nuveen
                                                             & Co. Incorporated; Vice
                                                             President (since
                                                             September 1997) and
                                                             Secretary (since July
                                                             1999) of Nuveen Advisory
                                                             Corp. and Nuveen
                                                             Institutional Advisory
                                                             Corp.; prior thereto,
                                                             Partner in the law firm
                                                             of Kirkland & Ellis;
                                                             Senior Vice President
                                                             and Secretary (since
                                                             September 1999) of
                                                             Nuveen Senior Loan Asset
                                                             Management Inc.
-------------------------------------------------------------------------------------
 Peter H. D'Arrigo          11/28/67 Vice President          Vice President of John
 333 West Wacker Drive               and Treasurer           Nuveen & Co.
 Chicago, IL 60606                                           Incorporated, (January
                                                             1999); prior thereto,
                                                             Assistant Vice President
                                                             (January 1997);
                                                             formerly, Associate of
                                                             John Nuveen & Co.
                                                             Incorporated; Chartered
                                                             Financial Analyst; Vice
                                                             President and Treasurer
                                                             (since September 1999)
                                                             of Nuveen Senior Loan
                                                             Asset Management Inc.
-------------------------------------------------------------------------------------
 Michael S. Davern          6/26/57  Vice President          Vice President of Nuveen
 333 West Wacker Drive                                       Advisory Corp. (since
 Chicago, IL 60606                                           January 1997); prior
                                                             thereto, Vice President
                                                             and Portfolio Manager
                                                             (since September 1991)
                                                             of Flagship Financial.
-------------------------------------------------------------------------------------
 Lorna C. Ferguson          10/24/45 Vice President          Vice President of John
 333 West Wacker Drive                                       Nuveen & Co.
 Chicago, IL 60606                                           Incorporated; Vice
                                                             President (since January
                                                             1998) of Nuveen Advisory
                                                             Corp. and Nuveen
                                                             Institutional Advisory
                                                             Corp.
-------------------------------------------------------------------------------------
 William M. Fitzgerald       3/2/64  Vice President          Vice President of Nuveen
 333 West Wacker Drive                                       Advisory Corp. (since
 Chicago, IL 60606                                           December 1995);
                                                             Assistant Vice President
                                                             of Nuveen Advisory Corp.
                                                             (from September 1992 to
                                                             December 1995),
                                                             Chartered Financial
                                                             Analyst.
-------------------------------------------------------------------------------------
 Stephen D. Foy             5/31/54  Vice President and      Vice President of John
 333 West Wacker Drive               Controller              Nuveen & Co.
 Chicago, IL 60606                                           Incorporated; Certified
                                                             Public Accountant; Vice
                                                             President (since
                                                             September 1999) of
                                                             Nuveen Senior Loan Asset
                                                             Management Inc.
-------------------------------------------------------------------------------------
 J. Thomas Futrell           7/5/55  Vice President          Vice President of Nuveen
 333 West Wacker Drive                                       Advisory Corp.;
 Chicago, IL 60606                                           Chartered Financial
                                                             Analyst.
-------------------------------------------------------------------------------------
 Richard A Huber            3/26/63  Vice President          Vice President of Nuveen
 333 West Wacker Drive                                       Institutional Advisory
 Chicago, IL 60606                                           Corp. (since March 1998)
                                                             and Nuveen Advisory
                                                             Corp. (since January
                                                             1997); prior thereto,
                                                             Vice President and
                                                             Portfolio Manager of
                                                             Flagship Financial.
-------------------------------------------------------------------------------------
 Steven J. Krupa            8/21/57  Vice President          Vice President of Nuveen
 333 West Wacker Drive                                       Advisory Corp.
 Chicago, IL 60606
-------------------------------------------------------------------------------------
 Larry W. Martin            7/27/51  Vice President and      Vice President,
 333 West Wacker Drive               Assistant Secretary     Assistant Secretary and
 Chicago, IL 60606                                           Assistant General
                                                             Counsel of John Nuveen &
                                                             Co. Incorporated; Vice
                                                             President and Assistant
                                                             Secretary of Nuveen
                                                             Advisory Corp; Vice
                                                             President and Assistant
                                                             Secretary of Nuveen
                                                             Institutional Advisory
                                                             Corp.; Assistant
                                                             Secretary of The John
                                                             Nuveen Company and
                                                             (since January 1997)
                                                             Nuveen Asset Management;
                                                             Vice President and
                                                             Assistant Secretary
                                                             (since September 1999)
                                                             of Nuveen Senior Loan
                                                             Asset Management Inc.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                    Position and       Principal Occupations
    Name and Address       Age   Offices with Trust    During Past Five Years
-------------------------------------------------------------------------------
 Edward F. Neild, IV     7/7/65  Vice President     Vice President (since
 333 West Wacker Drive                              September 1996), previously
 Chicago, IL 60606                                  Assistant Vice President
                                                    (since December 1993) of
                                                    Nuveen Advisory Corp.,
                                                    Portfolio Manager prior
                                                    thereto; Vice President
                                                    (since September 1996),
                                                    previously Assistant Vice
                                                    President (since May 1995)
                                                    of Nuveen Institutional
                                                    Advisory Corp., Portfolio
                                                    Manager prior thereto;
                                                    Chartered Financial
                                                    Analyst.
-------------------------------------------------------------------------------
 Stephen S. Peterson     9/20/57 Vice President     Vice President (since
 333 West Wacker Drive                              September 1997 of Nuveen
 Chicago, IL 60606                                  Advisory Corp.), previously
                                                    Assistant Vice President
                                                    (since September 1996 of
                                                    Nuveen Advisory Corp.),
                                                    Portfolio Manager prior
                                                    thereto; Chartered
                                                    Financial Analyst.
-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President     Vice President of Nuveen
 333 West Wacker Drive                              Advisory Corp. and Nuveen
 Chicago, IL 60606                                  Institutional Advisory
                                                    Corp.; Chartered Financial
                                                    Analyst.
-------------------------------------------------------------------------------
 Gifford R. Zimmerman    9/9/56  Vice President and Vice President, Assistant
 333 West Wacker Drive           Secretary          Secretary and Associate
 Chicago, IL 60606                                  General Counsel, previously
                                                    Assistant General Counsel
                                                    of John Nuveen & Co.
                                                    Incorporated; Vice
                                                    President (since May 1993)
                                                    and Assistant Secretary of
                                                    Nuveen Advisory Corp. and
                                                    Nuveen Institutional
                                                    Advisory Corp.; Assistant
                                                    Secretary of The John
                                                    Nuveen Company; Vice
                                                    President and Assistant
                                                    Secretary (since September
                                                    1999) of Nuveen Senior Loan
                                                    Asset Management Inc.;
                                                    Chartered Financial
                                                    Analyst.

-------------------------------------------------------------------------------

Thomas E. Leafstrand and Timothy R. Schwertfeger serve as members of the Exec-utive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The trustees of the Trust (other than Mr. Lyon) are trustees of eleven open-end and closed-end funds advised by NIAC. Mr. Lyon is also a director of ICAP and ICAP Funds, Inc. None of the independent trustees has ever been a direc-tor, officer, or employee of, or a consultant to, NIAC, Nuveen or their affil-iates.

Mr. Schwertfeger is a director or trustee, as the case may be, of 89 Nuveen open-end funds and closed-end funds advised by Nuveen Advisory Corp.

The following table sets forth compensation paid by the Trust to each of the trustees who are not designated "interested persons" during the Trust's fiscal year ended June 30, 1999 and the total compensation that the Nuveen Funds paid to such trustees during that one year period. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                          Total
                                                       Compensation
                                                        from Trust
                                           Aggregate     and Fund     Deferred
                                          Compensation   Complex    Compensation
                                            from the     Paid to    Payable from
        Name of Trustee                     Funds(2)   Trustees(3)  the Trust(1)
        ---------------                   ------------ ------------ ------------
        James E. Bacon(1)................   $13,669      $31,250       $1,764
        Jack B. Evans(1).................   $ 3,415      $ 9,750       $1,708
        William L. Kissick(1)............   $13,669      $31,250       $1,588
        Thomas E. Leafstrand(1)..........   $14,602      $33,750       $1,813
        Sheila W. Wellington(1)..........   $13,669      $31,250       $3,415

--------


(1)Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

(2)The compensation paid to the independent trustees for the twelve months ended June 30, 1999 for services to the Trust.

(3)Based on the compensation paid to the independent trustees for the twelve months ended June 30, 1999 for services to the eleven open-end and closed-end funds advised by NIAC.

Each trustee who is not affiliated with NIAC or ICAP receives a $35,000 annual retainer for serving as a director or trustee of all funds for which NIAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $500 fee per day plus expenses for attendance in per-son or a $500 fee per day plus expenses for attendance by telephone at a meet-ing held on a day on which no regular Board meeting is held and a $100 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and expenses are allocated among the funds for which NIAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by NIAC or Nuveen.

As of October 6, 1999, the officers and directors of each Fund, in the aggre-gate, own less than 1% of the shares of the Fund.

The following table sets forth the percentage ownership of each person, who, as of October 6, 1999, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                Name and Address of Owner       Ownership
----------------------                -------------------------       ----------
Nuveen Growth and Income Stock
 Fund                           American Express Trust Co.              39.62%
 Class R Shares...............  UA Jul 01 89
                                FBD Amer Exp. Trust Ret. Ser. Pl.
                                c/o Nancy Jendro
                                PO Box 534
                                Minneapolis, MN 55440-0534
 Class A Shares...............  Merrill Lynch, Pierce, Fenner & Smith   21.10%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class B Shares...............  Merrill Lynch, Pierce, Fenner & Smith   34.42%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class C Shares...............  Merrill Lynch, Pierce, Fenner & Smith   48.37%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                Name and Address of Owner       Ownership
----------------------                -------------------------       ----------
Nuveen Balanced Stock and Bond
 Fund                           Northern Trust Co. Trust                68.58%
 Class R Shares...............  John Nuveen Scholarship Plan
                                c/o Diane Day
                                P.O. Box 92956
                                Chicago, IL 60675-2956
                                American Express Trust Co.               7.98%
                                Amer Exp. Trust Ret. Ser. Pl.
                                c/o Nancy Jendro
                                P.O. Box 534
                                Minneapolis, MN 55440-0534
 Class A Shares...............  Merrill Lynch, Pierce, Fenner & Smith   22.17%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class B Shares...............  Merrill Lynch, Pierce, Fenner & Smith   43.67%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class C Shares...............  Merrill Lynch, Pierce, Fenner & Smith   65.33%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484
Nuveen Balanced Municipal and
 Stock Fund                     Katherine Angers & B. Ronald Angers     14.97%
 Class R Shares...............  Arthur Angers & Leonard Angers
                                JT TEN WROS
                                113 Gullott Dr.
                                Schenectady, NY 12306-4317
                                Karen M. Bergan                         16.49%
                                2109 Northwestern Ave.
                                Ames, IA 50010-4524

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                Name and Address of Owner       Ownership
----------------------                -------------------------       ----------
                                Merrill Lynch, Pierce, Fenner & Smith   23.29%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl. 3
                                Jacksonville, FL 32246-6484
                                Leonard Pearl                            7.15%
                                and Joan D. Pearl
                                JT Wros
                                707 Mix Ave. Apt. 24
                                Hamden, CT 06514-2208
                                Geraldine P. Warren                     22.39%
                                22 Sherwood Ln.
                                Colts Neck, NJ 07722-1128
 Class A Shares................ Merrill Lynch, Pierce, Fenner & Smith   25.36%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484
 Class B Shares................ Merrill Lynch, Pierce, Fenner & Smith   41.83%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484
 Class C Shares................ Merrill Lynch, Pierce, Fenner & Smith   46.69%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484

                       FUND MANAGER AND PORTFOLIO MANAGER

Fund Manager
NIAC acts as the manager of each Fund, with responsibility for the overall man-agement of each Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the Growth/Income Fund and the Stock/Bond Fund, NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP, subject to NIAC's su-pervision, manages the Fund's investment portfolio. For the Muni/Stock Fund, NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP, sub-ject to NIAC's supervision, manages the Fund's equity investments. NIAC is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by NIAC and ICAP, see "Who Manages the Funds" in the Prospectus.

NIAC is a wholly-owned subsidiary of Nuveen, which is also the principal under-writer of the Funds' shares. Nuveen is sponsor of the Nuveen Defined Portfo-lios, registered unit investment trusts, and is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have in-vested to date in Nuveen's funds and defined portfolios. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approxi-mately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is lo-cated in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

For the fund management services and facilities furnished by NIAC, each of the Funds has agreed to pay an annual management fee at rates set forth in the Pro-spectus under "Management Fees." In addition, NIAC agreed to waive all or a portion of its management fee or reimburse certain expenses of the Stock/Bond Fund and the Muni/Stock Fund for the fiscal years ended July 31, 1997, July 31, 1998, July 31, 1999 and July 31, 2000 in order to prevent total operating ex-penses (excluding distribution or service fees, and extraordinary expenses) from exceeding .85%, .85%, .95% and .95%, respectively, and .95%, .95%, 1.05%
and 1.05%, respectively, for the Growth/Income Fund, of the average daily net asset value of any class of shares of the Funds. The following table sets forth the management fees (net of expenses reimbursements) paid by the Funds and the fees waived and expenses reimbursed by the Funds for the three most recent fis-cal years.

                          Amount of Management Fees (Net   Amount of Fees Waived and
                          of Expense Reimbursements)       Expenses Reimbursed
                          -------------------------------- -----------------------------
                          8/7/96-    7/1/97-    7/1/98-    8/7/96-   7/1/97-    7/1/98-
                          6/30/97    6/30/98    6/30/99    6/30/97   6/30/98    6/30/99
                          ---------- ---------- ---------- --------- ---------- --------
Nuveen Growth and Income
 Stock Fund.............  $2,202,100 $5,206,320 $6,563,959 $ 283,295 $1,252,775 $347,366
Nuveen Balanced Stock
 and Bond Fund..........  $        0 $  289,843 $  505,439 $ 125,664 $  296,989 $144,674
Nuveen Balanced
 Municipal and Stock
 Fund...................  $   10,679 $  619,733 $1,303,718 $ 131,924 $  323,541 $ 70,901

In addition to the management fee, each Fund also pays a portion of the Nuveen Investment Trust's general administrative expenses allocated in proportion to the net assets of each fund. All fees and expenses are accrued daily and de-ducted before payment of dividends to investors.

Sub-Adviser
ICAP was founded in 1970 and is located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606. Under the Sub-Advisory Agreement for each Fund, ICAP is com-pensated by NIAC for its investment advisory services with respect to all or a portion of each Fund's assets. Un-der a Sub-Advisory Agreement with NIAC, ICAP manages the investment portfolios of the Growth/Income Fund and the Stock/Bond Fund, and the equity portion of the Muni/Stock Fund's investment portfolio.

Out of the fund management fee, NIAC pays ICAP a portfolio management fee based on the average daily market value of all the Nuveen-sponsored investment products for which it serves as the portfolio manager. NIAC pays Institutional Capital separate portfolio management fees for the equity and fixed-income portions of the funds' assets, if applicable, according to the following schedule:

      Assets of All the Nuveen-
      Sponsored
      Investment Products Managed by   Equity Portfolio Fixed-Income Portfolio
      Institutional Capital            Management Fee   Management Fee
      ------------------------------   ---------------- ----------------------
      For the first $500 million.....     .35% of 1%          .20% of 1%
      For the next $500 million......     .30% of 1%          .15% of 1%
      For assets over $1 billion.....     .25% of 1%          .12% of 1%

The equity and fixed-income portfolio management fees are each paid on a spec-ified proportion of fund net assets. The specified proportions for the equity portfolio management fees are currently 100%, 55% and 35%, respectively, for the Growth and Income Stock Fund, Balanced Stock and Bond Fund and Balanced Municipal and Stock Fund. The specified proportion for the fixed-income port-folio management fee is currently 45% for the Balanced Stock and Bond Fund.

ICAP's investment management strategy and operating policies are set through a team approach, with all ICAP investment professionals contributing. ICAP cur-rently maintains a staff of 13 investment professionals. Each of the invest-ment officers and other professionals of ICAP has developed an expertise in at least one functional investment area, including equity research, strategy, fixed income analysis, quantitative research, technical research and trading. A key element in the decision-making process is a formal investment committee meeting generally held several times a week and attended by all professionals. These meetings also provide for the ongoing review of ICAP's investment posi-tions. Pertinent information from outside sources is shared and incorporated into the investment outlook. The investment strategy, asset sectors, and indi-vidual security holdings are reviewed to verify their continued appropriate-ness. Investment recommendations are presented to the committee for decisions.

With regard to Fund assets subject to the Sub-Advisory Agreement, ICAP pro-vides continuous advice and recommendations concerning the Fund's investments, and is responsible for selecting the broker/ dealers who execute the portfolio transactions. ICAP also serves as investment adviser to the ICAP Funds, Inc. and to pension and profit-sharing plans, and other institutional and private investors. ICAP has approximately $12 billion under management. Mr. Robert H. Lyon, President of ICAP, owns shares representing 51% of the voting rights of ICAP. The following table sets forth the fees paid by NIAC to ICAP for its services for the three most recent fiscal years.

                                                Amount Paid by NIAC to ICAP
                                                --------------------------------
                                                8/7/96-    7/1/97-    7/1/98-
                                                6/30/97    6/30/98    6/30/99
                                                ---------- ---------- ----------
Nuveen Growth and Income Stock Fund............ $1,020,894 $2,569,309 $2,725,923
Nuveen Balanced Stock and Bond Fund............ $   33,128 $  144,823 $  233,276
Nuveen Balanced Municipal and Stock Fund....... $   19,194 $  211,925 $  210,040

                            PORTFOLIO TRANSACTIONS

NIAC (with respect to transactions in Municipal Obligations) and ICAP (with respect to other transactions) are responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities busi-ness, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of both NIAC and ICAP to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective adviser and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Funds' futures and options transac-tions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allo-cated based on the sale of a Fund's shares. NIAC expects that all transactions in Municipal Obligations will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commis-sions on such transactions.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another bro-ker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) fur-nishing analyses and reports concerning issuers, industries, securities, eco-nomic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, ICAP considers investment and market information and other research, such as economic, securities and per-formance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, perfor-mance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if ICAP determines in good faith that the amount of such commissions is reason-able in relation to the value of the research information and brokerage serv-ices provided by such broker to ICAP or the Funds. ICAP believes that the re-search information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Funds unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to NIAC under the Management Agree-ment or the subadvisory fees paid by NIAC to ICAP under the Sub-Advisory Agreement are not reduced as a result of receipt by either NIAC or ICAP of re-search services.

NIAC and ICAP each place portfolio transactions for other advisory accounts managed by them. Research services furnished by firms through which the Funds effect their securities transactions may be used by NIAC and/or ICAP in servic-ing all of its accounts; not all of such services may be used by NIAC and/or ICAP in connection with the Funds. NIAC and ICAP believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NIAC and ICAP believe such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. NIAC and ICAP seek to allocate portfolio transactions equi-tably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Fund and other advisory ac-counts, the main factors considered by NIAC and ICAP are the respective invest-ment objectives, the relative size of portfolio holdings of the same or compa-rable securities, the availability of cash for investment and the size of in-vestment commitments generally held.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the three most recent fiscal years.

                                                  Aggregate Amount of
                                                  Brokerage Commissions
                                                  ------------------------------
                                                  8/7/96-  7/1/97-    7/1/98-
                                                  6/30/97  6/30/98    6/30/99
                                                  -------- ---------- ----------
Nuveen Growth and Income Stock Fund.............. $724,508 $1,234,546 $1,521,387
Nuveen Balanced Stock and Bond Fund.............. $ 17,863 $   74,793 $   94,262
Nuveen Balanced Municipal and Stock Fund......... $ 19,614 $   96,716 $  125,054

The differences between brokerage commissions paid by the Funds in the 1997 fiscal year, and the 1998 and 1999 fiscal years, was due, in part, to an in-crease in portfolio activity, and that the Funds did not operate for a full year during the 1997 fiscal year. During the fiscal year ended June 30, 1999, the Growth/Income Fund, Stock/Bond Fund and Muni/Stock Fund paid to brokers as commissions in return for research services $1,026,401, $61,959, and $84,850, respectively, and the aggregate amount of those transactions per Fund on which such commissions were paid was, $6,281,373,551, $432,680,771 and $98,292,884, respectively.

Under the Investment Company Act of 1940, a Fund may not purchase portfolio se-curities from any underwriting syndicate of which Nuveen is a member except un-der certain limited conditions set forth in Rule 10f-3. The Rule sets forth re-quirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addi-tion, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

                                NET ASSET VALUE

Each Fund's net asset value per share is determined separately for each class of those Fund's shares as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the

"Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding. A Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of a Fund's total assets, including inter-est or dividends accrued but not yet collected, less all liabilities, and di-viding by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the na-tional securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which are expected to constitute a major-ity of the fixed-income securities held by a Fund) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt se-curities having remaining maturities of 60 days or less when purchased are val-ued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regard-less of the impact of fluctuating interest rates on the market value of the se-curity. Regardless of the method employed to value a particular security, all valuations are subject to review by a Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

                                  TAX MATTERS

Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

As described in the Prospectuses, each of the Funds intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regu-lated investment company, a Fund (i) must elect to be treated as a regulated investment company and (ii) for each taxable year thereafter must satisfy cer-tain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign cur-rencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of invest-ing in such stock, securities or currencies (the "90% gross income test"). Sec-ond, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is com-prised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securi-ties of such issuer, and (ii) not more than 25% of the value of the Fund's to-tal assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment com-panies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its short-term capital loss) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). In addition, to the extent the Fund timely distributes to shareholders at least 98% of its tax-able income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies." The Fund intends to make timely distributions in compliance with these require-ments and consequently it is anticipated that they generally will not be re-quired to pay the excise tax. A Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment com-pany taxable income, it will be subject to federal income tax at regular corpo-rate rates on the amount retained. If the Fund retains any net capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of such includable gains and the tax deemed paid by such shareholder in respect of such shares. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-ex-empt interest and net capital gain.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been in-curred in the succeeding year.

If any of the Funds engage in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the ef-fect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Prior to purchasing shares in one of the Funds, the impact of dividends or dis-tributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reduc-ing the per share net asset value by the per share amount of the dividend or distribution and will be subject to federal income tax to the extent it is a distribution of ordinary income or capital gain.

In any taxable year of a Fund, distributions from the Fund, other than distri-butions which are designated as capital gains dividends (or exempt interest dividends, in the case of Muni/Stock Fund), will to the extent of the earnings and profits on such Fund, constitute dividends for Federal income tax purposes which are taxable as ordinary income to shareholders. To the extent that dis-tributions to a shareholder in any year exceed the Fund's current and accumu-lated earnings and profits, they will be treated as a return of capital and will reduce the shareholder's basis in his or her shares and, to the extent that they exceed his or her basis, will be treated as gain from the sale of such shares as discussed below. Distributions of the Fund's net capital gain which are properly designated as capital gain dividends by the Fund will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. Distributions will be taxed in the manner described (i.e., as ordinary income, long-term capital gain, re-turn of capital or exempt-interest dividends) even if reinvested in additional shares of a Fund.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by each Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

The redemption or exchange of the shares of a Fund normally will result in cap-ital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. The Internal Revenue Service Re-structuring and Reform Act of 1998 (the "1998 Tax Act") provides that for tax-payers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) real-ized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the share. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Note that if a sale of shares held for less than six months results in a loss, the loss will be treated as a long-term capital loss to the extent of any capital gain distribution made with respect to such shares during the period those shares are held by the shareholder.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "con-version transactions" effective for transactions entered into after April 30, 1993. Shareholders and prospective investors should consult with their tax ad-visers regarding the potential effect of this provision on their investment in shares of a Fund.

Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by the Fund as long as the shares of the Fund are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the shares of the Fund are held by fewer than 500 persons, additional taxable income may be realized by the individual (and other non-corporate) shareholders in excess of the dis-tributions received from the Fund.

All or a portion of a sales load paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales load or with the payment of a reduced sales load pursuant to the rein-vestment or exchange privilege. Any disregarded portion of such load will re-sult in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or other-wise) or the shareholder acquires or enters into a contract or option to ac-quire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such re-demption or exchange. If disallowed, the loss will be reflected in an adjust-ment to the basis of the shares acquired.

If in any year a Fund should fail to qualify under Subchapter M for tax treat-ment as a regulated investment company, the Fund would incur a regular corpo-rate federal income tax upon its income for that year (other than interest in-come from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification num-ber (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

A Shareholder who is a foreign investor (i.e., an investor other than a United States citizen or resident or a United States corporation, partnership, estate or trust) should be aware that, generally, subject to applicable tax treaties, distributions from the Fund which constitute dividends for Federal income tax purposes (other than dividends which the Fund designates as capital gain divi-dends) will be subject to United States income taxes, including withholding taxes. However, distributions received by a foreign investor from the Fund that are designated by the Fund as capital gain dividends should not be sub-ject to United States Federal income taxes, including withholding taxes, if all of the following conditions are met: (i) the capital gain dividend is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) the foreign investor (if an individu-al) is not present in the United States for 183 days or more during his or her taxable year, and (iii) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Sponsor to obtain a Form W-8 which must be filed with the Fund and refiled every three calendar years thereafter). Foreign investors should consult their tax advisors with respect to United States tax consequences of ownership of Shares. Units in the Fund and Fund distributions may also be subject to state and local taxation and Shareholders should consult their tax advisors in this regard.

A corporate shareholder may be entitled to a 70% dividends received deduction with respect to any portion of such shareholder's ordinary income dividends which are attributable to dividends received by a Fund on certain Equity Secu-rities (other than corporate shareholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). A Fund will designate the portion of any taxable dividend which is eligible for this deduction. However, a cor-porate shareholder should be aware that Sections 246 and 246A of the Code im-pose additional limitations on the eligibility of dividends for the 70% divi-dends received deduction. These limitations include a requirement that stock (and therefore Shares of a Fund) must generally be held at least 46 days (as determined under, and during the period specified in, Section 246(c) of the
Code). Regulations have been issued which address special rules that must be considered in determining whether the 46 day holding requirement is met. More-over, the allowable percentage of the deduction will generally be reduced from 70% if a corporate shareholder owns Shares of the Fund the financing of which is directly attributable to indebtedness incurred by such corporation. It should be noted that various legislative proposals that would affect the divi-dends received deduction have been introduced. To the extent dividends re-ceived by a Fund are attributable to foreign corporations, a corporate share-holder will not be entitled to the dividends received deduction with respect to its share of such foreign dividends since the dividends received deduction is generally available only with respect to dividends paid by domestic corpo-rations. It should be noted that payments to a Fund of dividends on Equity Se-curities that are attributable to foreign corporations may be subject to for-eign withholding taxes. Corporate shareholders should consult with their tax advisers with respect to the limitations on, and possible modifications to, the dividends received deduction.

The Fund may elect to pass through to the Shareholders the foreign income and similar taxes paid by the Fund in order to enable such Shareholders to take a credit (or deduction) for foreign income taxes paid by the Fund. If such an election is made, Shareholders of the Fund, because they are deemed to own a pro rata portion of the foreign securities held by the Fund, must include in their gross income, for federal income tax purposes, both their portion of dividends received by the Fund and also their portion of the amount which the Fund deems to be the Shareholders' portion of foreign income taxes paid with respect to, or withheld from, dividends, interest or other income of the Fund from its foreign investments. Shareholders may then subtract from their fed-eral income tax the amount of such taxes withheld, or else treat such foreign taxes as deductions from gross income; however, as in the case of investors receiving income directly from foreign sources, the above described tax credit or deduction is subject to certain limitations. The 1997 Act imposes a re-quired holding period for such credits. Shareholders should consult their tax advisers regarding this election and its consequences to them.

Nuveen Balanced Municipal and Stock Fund Tax Matters
In addition to the matters discussed above, the Muni/Stock Fund intends to qualify to pay "exempt-interest" dividends as defined under the Code. Under the Code, at the close of each quarter of its taxable year, if at least 50% of the value of the Fund's total assets consists of obligations described in Code
Section 103(a)) ("Municipal Securities"), the Fund shall be qualified to pay exempt-interest dividends to its Shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on Municipal Securities (net of ex-penses and any bond premium amortization with respect to Municipal Securities) to the extent such interest is excludible from gross income under Section 103 of the Code and are so desig-nated by the Fund. Exempt-interest dividends will be excluded from gross income of the owners of the shares for federal income tax purposes, except in the case of certain substantial users as described below. Such exempt-interest dividends may be taken into account in determining the federal alternative minimum tax, as described below. Insurance proceeds received by the Muni/Stock Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Securities, as described herein, may be taken into account in deter-mining the amount of exempt-interest dividends provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, cus-tomary and consistent with the reasonable expectation that the respective is-suer of the Municipal Securities, rather than the insurer, will pay debt serv-ice on the Municipal Securities; in the case of non-appropriation by a politi-cal subdivision, however, there can be no assurance that payments made by the insurer representing interest on such "non-appropriation" Municipal Lease Obli-gations may be taken into account in determining the amount of exempt-interest dividends. All taxpayers are required to report to the Internal Revenue Service on their tax returns the amount of tax-exempt interest earned during the year, including exempt interest dividends from a Fund.

If the Fund purchases a Municipal Security at a market discount, any gain real-ized by the Fund upon sale or redemption of the Municipal Security will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount gener-ally will be treated as capital gain. The Fund will be required by the Code to allocate its respective expenses proportionately between their tax-exempt in-come and taxable income (excluding net realized long-term capital gains). Dis-tributions to shareholders by the Fund of net income received, if any, from taxable dividends, market discount on Municipal Securities treated as interest and net short-term capital gains, if any, realized by the Fund will be taxable to shareholders as ordinary income. Distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains, as discussed above.

In general, market discount is the amount (if any) by which the stated redemp-tion price at maturity exceeds the Fund's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Accretion of market dis-count is taxable as ordinary income. Market discount that accretes while the Fund holds a Municipal Security would be recognized as ordinary income by the Fund when principal payments are received on the Municipal Security, upon sale or at redemption (including early redemption) or at the Fund's election, as such market discount accrues. Market discount income recognized by the Fund will result in taxable dividends to the shareholders.

For purposes of computing the alternative minimum tax for individuals and cor-porations and the Superfund tax for corporations, interest on certain private activity bonds (which includes most industrial and housing bonds) issued on or after August 8, 1986 is included as a preference item. The Fund will annually supply its shareholders with a report indicating the percentage of the Fund's income attributable to Municipal Securities that is treated as a tax preference item for purposes of the federal alternative minimum tax. Moreover, for corpo-rations, the alternative minimum taxable income is increased by 75% of the dif-ference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable in-come. Interest on all Municipal Securities, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings.

Individuals whose "modified income" exceeds a base amount will be subject to federal income tax on up to one-half of their social security benefits. Modi-fied income currently includes adjusted gross income, one-half of social security benefits and tax-exempt interest, including exempt-interest dividends from the Fund. In addition, individuals whose modified in-come exceeds certain base amounts are required to include in gross income up to 85% of their social security benefits.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related per-sons" are in general defined to include persons among whom there exists a rela-tionship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and their spouses and minor children), an S corporation and each of its shareholders (and their spouses and minor children) and various combinations of these relationships. The foregoing is not a complete statement of all of the provisions of the Code relating to the definitions of "substantial user" and "related person." For additional in-formation, investors should consult their tax advisers before investing in the Fund.

The Code provides that interest on indebtedness incurred or continued to pur-chase or carry shares of a fund that distributes exempt-interest dividends is not deductible for Federal income tax purposes. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchas-ing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase or ownership of shares.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the federal income taxation of the Funds and their shareholders and relates only to the federal income tax status of a Fund and to the tax treatment of distribu-tions by a Fund to United States shareholders. For complete provisions, refer-ence should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or ad-ministrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders, as well as with respect to foreign, state and local tax consequences of ownership of Fund shares.

Nuveen Balanced Municipal and Stock Fund Distributions

The Muni/Stock Fund will pay monthly tax-exempt income dividends to sharehold-ers at a level rate that reflects the past and projected net tax-exempt income of the Fund and that results, over time, in the distribution of substantially all of the Fund's net tax-exempt income. To maintain a more stable monthly dis-tribution, the Fund may from time to time distribute less than the entire amount of net tax-exempt income earned in a particular period. This undistrib-uted net tax-exempt income would be available to supplement future distribu-tions, which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses. As a result, the tax-exempt income distributions paid by the Fund for any particular monthly period may be more or less than the amount of net tax-exempt income ac-tually earned by the Fund during such period. Undistributed net tax-exempt in-come is included in the Fund's net asset value and, correspondingly, distribu-tions from previously undistributed net tax-exempt income are deducted from the Fund's net asset value. It is not expected that this dividend policy will im-pact the management of the Fund's portfolio.

                            PERFORMANCE INFORMATION

Each Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net invest-ment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                      cd

In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.

In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial state-ments in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

                                                   Yield (As of June 30, 1999)
                                                 -------------------------------
                                                 Class A Class B Class C Class R
                                                 ------- ------- ------- -------
      Growth and Income Stock Fund..............   .43%    -- %    -- %    .69%
      Balanced Stock and Bond Fund..............  1.94%   1.32%   1.32%   2.31%
      Balanced Municipal and Stock Fund.........  2.38%   1.79%   1.79%   2.78%

The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate repre-sents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as rein-vestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond pre-miums to the extent such premiums arise after the bonds were purchased.

The distribution rates as of the period quoted, based on the maximum public of-fering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 5.25% for 1997 and 1998 and 5.75% for 1999, were as follows:

                                           Distribution Rates (as of June 30)
                         -----------------------------------------------------------------------
                              Class A           Class B           Class C           Class R
                         ----------------- ----------------- ----------------- -----------------
                         1997  1998  1999  1997  1998  1999  1997  1998  1999  1997  1998  1999
                         ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
Growth and Income Stock
 Fund................... 1.82% 1.05%   N/A 1.22% 0.37%   N/A 1.22% 0.37%   N/A 2.15% 1.36%   N/A
Balanced Stock and Bond
 Fund................... 1.98% 2.80% 2.34% 1.37% 2.20% 1.74% 1.37% 2.20% 1.74% 2.33% 3.20% 2.73%
Balanced Municipal and
 Stock Fund............. 2.24% 2.03% 1.93% 1.66% 1.41% 1.31% 1.66% 1.41% 1.31% 2.60% 2.39% 2.30%

A Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of re-turns) relative to the overall market, i.e. the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as varaible as overall market returns. The beta of the overall market is by defi-nition 1.00.

  The formula for beta is given by:

      Beta = S A * B / C

    where

      A = (Xi - X), i=1,..., N
      B = (Yi - Y), i=1,..., N
      C = S (Xi - X)/2/, i=1,..., N
      Xi = Security Return in period i
      Yi = Market Return in period i
      X = Average of all observations Xi
      Y = Average of all observations Yi
      N = Number of observations in the measurement period

The beta for the Growth/Income Fund on June 30, 1997,1998 and 1999 was 0.89,
0.77 and 1.00, respectively. The beta equals the weighted average of the betas for each stock in the Fund's investment portfolio. The beta for each stock in the Fund's portfolio was calculated based on weekly returns for the periods ended June 30, 1997, 1998 and 1999 and using the S&P 500 Index as the market benchmark.

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of a Fund and are not necessarily representative of the future performance of a Fund.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation as-sumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeem-able value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total re-turn may also be shown as the increased dollar value of the hypothetical in-vestment over the period. Cumulative total return calculations that do not in-clude the effect of the sales charge would be reduced if such charge were in-cluded. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

The risk level for a class of shares of a Fund, and any of the other invest-ments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the invest-ment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indi-cate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

The risk-adjusted total return for a class of shares of a Fund and for other investments over a specified period would be evaluated by dividing (a) the re-mainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essen-tially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes re-ferred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of each Fund are sold at net asset value plus a current maximum sales charge of 5.25% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Re-turns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market condi-tions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Con-sumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morning-star"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA In-vestment Technologies, Inc. ("CDA") or similar independent services which mon-itor the performance of mutual funds, or other industry or financial publica-tions such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index or unmanaged indices reported by Lehman Brothers. Perfor-mance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given per-formance quotation or performance comparison should not be considered as rep-resentative of the performance of the Funds for any future period.

There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting serv-ices which are described herein. The Consumer Price Index is generally consid-ered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calcu-lations are based upon changes in net asset value with all dividends rein-vested and which do not include the effect of any sales charges.

Each Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certifi-cates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

Nuveen Growth and Income Stock Fund

The Fund commenced operations on August 7, 1996. The table below represents the investment returns for the specified periods on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable Con-tingent Deferred Sales Charge ("CDSC").

         Nuveen Growth and Income Stock Fund
            -----------------------------------------------
                    Average Annual Total Return Cumulative
                    --------------------------- -----------
                                      8/7/96      8/7/96
                    7/1/97- 7/1/98- (inception) (inception)
                    6/30/98 6/30/99  -6/30/99    -6/30/99
                    ------- ------- ----------- -----------
        Class ANAV  21.59%  12.37%    23.97%      86.22%
        Class APOP  15.21%   5.90%    21.46%      75.56%
        Class B     16.70%   7.52%    22.10%      78.21%
        Class C     20.63%  11.58%    23.00%      82.05%
        Class R     21.91%  12.71%    24.32%      87.75%

The table below presents annual investment returns for the ICAP Discretionary Equity Composite between December 31, 1987 and December 31, 1998 and the return for the first half of 1999. The ICAP Discretionary Equity Composite represents the composite performance of the 45 managed accounts totalling approximately $4.2 billion for which ICAP serves as investment adviser and that have the same investment objectives and policies as the Fund.

                       1/1/99-          Annual Total Returns for the Year Ending December 31,
                       6/30/99  1998   1997  1996   1995   1994    1993   1992  1991   1990    1989   1988   1987
-------------------------------------------------------------------------------------------------------------------
ICAP Discretionary
 Equity Composite
 (Gross).............. 16.76%  11.20% 29.60% 26.44% 38.16%  1.95%  16.58% 7.38% 33.63%  1.47%  33.54%  9.37% 29.08%
ICAP Discretionary
 Equity Composite
 (Net)................ 16.07%   9.81% 28.05% 24.92% 36.53%  0.66%  15.15% 6.03% 32.05%  0.18%  31.95%  8.01% 27.53%
S&P 500............... 12.39%  28.58% 33.36% 22.96% 37.43%  1.31%   9.99% 7.67% 30.55% (3.17)% 31.49% 16.81%  5.23%
Lipper Growth and In-
 come
 Index................ 11.59%  13.58% 26.87% 20.69% 31.17% (0.41)% 14.62% 9.64% 27.75% (5.99)% 23.74% 18.35%  2.63%

Nuveen Balanced Stock and Bond Fund

The Fund commenced operations on August 7, 1996. The table below represents the investment returns for the specified periods on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the applicable CDSC.

                   Nuveen Balanced Stock and Bond Fund
     ---------------------------------------------------------------------------
                                         Average Annual Total Return Cumulative
                                         --------------------------- -----------
                                                           8/7/96      8/7/96
                                         7/1/97- 7/1/98- (inception) (inception)
                                         6/30/98 6/30/99  -6/30/99    -6/30/99
                                         ------- ------- ----------- -----------
      Class ANAV........................ 16.71%  10.21%    16.86%      56.96%
      Class APOP........................ 10.58%   3.87%    14.49%      47.97%
      Class B........................... 11.86%   5.39%    14.95%      49.67%
      Class C........................... 15.86%   9.39%    16.00%      53.67%
      Class R........................... 16.99%  10.48%    17.14%      58.07%

The table below presents annual investment returns for the ICAP Balanced Com-posite between December 31, 1987 and December 31, 1998 and the return for the first half of 1999. The ICAP Balanced Composite represents the composite per-formance of the seven managed accounts totalling approximately $362 million for which ICAP serves as investment adviser and that have the same investment ob-jectives and policies as the Fund.

                      1/1/99-           Annual Total Returns for the Year Ending December 31,
                      6/30/99  1998  1997   1996   1995   1994    1993   1992  1991   1990  1989   1988   1987
--------------------------------------------------------------------------------------------------------------------
ICAP Balanced
 Composite (Gross)..   9.21%  12.55% 19.68% 17.52% 29.09%  0.21%  13.81% 7.34% 31.04% 2.69% 31.14%  8.57% 27.52%
ICAP Balanced
 Composite (Net)....   8.50%  11.07% 18.13% 16.00% 27.45% (1.15)% 12.32% 5.91% 29.39% 1.30% 29.48%  7.13% 25.89%
Balanced Fund Index.   7.10%  20.97% 22.76% 15.13% 27.85% (0.18)%  9.36% 7.41% 23.98% 2.04% 23.95% 12.43%  5.97%
Lipper Balanced
 Index..............   6.17%  15.09% 20.31% 13.01% 24.88% (2.04)% 11.94% 7.47% 25.84% 0.65% 19.70% 11.18%  4.15%

The gross performance results of the ICAP Discretionary Equity Composite and the ICAP Balanced Composite reflect the investment performance of the respec-tive composites before deduction of any investment advisory fees or other ex-penses. The net performance results of the ICAP Discretionary Equity Composite and the ICAP Balanced Composite reflect the deduction of the annual operating expenses for the most recent fiscal year (without waivers or reimbursements) for Class A shares of the Growth/Income Fund and the Stock/Bond Fund, respec-tively, as summarized in the What are the Costs of Investing? section of the respective Fund's Prospectus and may be compared to the performance of the in-dices referenced below. The performance information above of the ICAP Discre-tionary Equity Composite and ICAP Balanced Composite should not be interpreted as indicative of future performance of a fund. Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a widely recognized, unmanaged index of common stock prices. S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The Lipper Growth and Income

Index represents the composite returns of the 30 largest funds comprising the Lipper Growth and Income Objective and assumes reinvestment of all fund divi-dends and distributions. The Balanced Fund Index represents the investment per-formance of an unmanaged index comprised 60% of the S&P 500 and 40% of the Leh-man Brothers Intermediate Treasury Index (the "Lehman Index"). The Lehman Index is an unmanaged index of all public obligations of the U.S. Treasury, U.S. Gov-ernment agencies, quasi-federal corporations and corporate debt guaranteed by the U.S. Government with maturities between one and ten years and an outstand-ing par value of at least $100 million. The Lipper Balanced Index represents the composite returns of the 30 largest funds comprising the Lipper Balanced Objective and assumes reinvestment of all fund dividends and distributions.

Nuveen Balanced Municipal and Stock Fund

The Fund commenced investment operations on August 7, 1996. The table below represents the investment returns for the periods specified on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B shares include the effect of the ap-plicable CDSC.

           Nuveen Balanced Municipal and Stock Fund
     ----------------------------------------------------------------------------
                                         Average Annual Total Return  Cumulative
                                         ---------------------------- -----------
                                                            8/7/96      8/7/96
                                         7/1/97- 7/1/98-  (inception) (inception)
                                         6/30/98 6/30/99   -6/30/99    -6/30/99
                                         ------- -------  ----------- -----------
      Class ANAV........................ 14.71%   5.49%     13.12%      42.85%
      Class APOP........................  8.69%   (.56)%    10.82%      34.68%
      Class B...........................  9.91%    .71%     11.19%      35.92%
      Class C........................... 13.87%   4.71%     12.28%      39.82%
      Class R........................... 14.94%   5.81%     13.42%      43.97%

Total returns reflect past performance and are not predictive of future re-sults.

After-tax Performance of Balanced Portfolios
Nuveen has examined the historical after-tax performance of various balanced portfolios, combining stocks with either municipal bonds, corporate bonds, or Treasury bonds. The after-tax risk return trade-offs for various allocations were derived by tracking the performance of hypothetical portfolios over the 1978-1997 period. All investment income produced by the portfolio is reinvest-ed, along with the after-tax proceeds from an assumed 20% annualized turnover rate. The allocations between the two assets were allowed to roam within a 5% band around their target before rebalancing. Taxes were computed on the portfo-lio level (realized losses offset gains) and at historical tax rates assuming each year's tax rate applicable to a single investor who earned $100,000 in 1997 dollars. All portfolios were liquidated at period end and the existing tax liability was paid. The asset class returns were represented by the following indices:

  Municipal Bonds--
                  Lehman Brothers Long Municipal Index (Prior to 1980 municipals were based on a synthetic index created by Nuveen based on the Bond Buyer 20 Index and other market data pub-lished by The Bond Buyer, using Lehman's methodology.)
  Treasury Bonds--Lehman Brothers Long Treasury Index
  Corporate Bonds--
                  Lehman Brothers Long Corporate Index
  S&P 500 Stocks--Ibbotson Associates Large Company Stock Index

The average annual after-tax returns for these various balanced portfolios for the 1978-1997 period were as follows:

        Equity              Municipal                     Corporate                     Treasury
        Portion               Mixes                         Mixes                        Mixes
            ------------------------------------------------------------------------------------
        100%                  12.51%                        12.51%                       12.51%
         80                   11.77                         11.30                        11.29
         60                   11.02                         10.07                        10.06
         40                   10.27                          8.73                         8.69
         20                    9.33                          7.39                         7.34
          0                    8.42                          5.95                         5.91

Over the 1978-1997 time period, balanced portfolios combining municipals and equities provided superior after-tax returns and lower levels of risk (measured by variability of periodic returns) than Treasury and corporate blends having similar maturities, under the assumptions described above.

The addition of 20% municipals to an otherwise all-equity portfolio would have sacrificed only 74 basis points in annual after-tax return, while reducing risk by a seventh. Conversely, in comparison to an all-municipal bond portfolio, a balanced portfolio of 60% municipals and 40% equities offered 185 basis points in additional annual-tax return with virtually no more risk.

                   ADDITIONAL INFORMATION ON THE PURCHASE AND
               REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

As described in the Prospectuses, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and pref-erences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any dis-tribution or service plan applicable to its shares. As a result of the differ-ences in the expenses borne by each class of shares, net income per share, div-idends per share and net asset value per share will vary among a

Fund's classes of shares. There are no conversion, preemptive or other sub-scription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distri-bution and service fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and post-age expenses related to preparing and distributing materials such as share-holder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal ex-penses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any addi-tional incremental expenses subsequently identified and determined to be prop-erly allocated to one or more classes of shares.

Class A Shares

You may purchase Class A Shares at a public offering price equal to the appli-cable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .25%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on June 30, 1999 of Class A shares from a Fund ag-gregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

                                            Growth/Income Stock/Bond Muni/Stock
                                            Fund          Fund       Fund
                                            ------------- ---------- ----------
      Net Asset Value per share............  $     27.07  $    27.18 $    25.45
      Per Share Sales Charge--5.75% of
       public offering price (6.10%, 6.11%
       and 6.09%, respectively, of net
       asset value per share)..............  $      1.65  $     1.66 $     1.55
                                             -----------  ---------- ----------
      Per Share Offering Price to the
       Public..............................  $     28.72  $    28.84 $    27.00
      Shares Outstanding (as of June 30,
       1999)...............................   29,315,605   2,483,794  4,869,035

Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to regis-ter as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation
You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and commissions table in "How to Choose a Share Class" in the Fund's Prospec-tus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent
You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How to Choose a Share Class" in the Fund's Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your invest-ment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Port-folio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By estab-lishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

Reinvestment of Nuveen Defined Portfolio Distributions
You may purchase Class A Shares without an up-front sales charge by reinvest-ment of distributions from any of the various defined portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

Group Purchase Programs
If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applica-ble to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publi-cations in mailings to members and has agreed to comply with certain adminis-trative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $50, provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each partici-pant must fill out application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free at 800-257-8787.

Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure

You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more regis-tered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemp-tion occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares
Class A Shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Deal-ers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

  .  officers, trustees and former trustees of the Nuveen Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen prod-uct, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . with respect to the Growth/Income and the Stock/Bond Fund, any eligible employer-sponsored qualified defined contribution retirement plan. Eli-gible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million.

For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 mil-lion and the Authorized Dealer did not waive the sales commission, a contin-gent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your fi-nancial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment com-pany. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be com-bined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immedi-ate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class R Share Purchase Eligibility

Class R Shares are available for purchases of $10 million or more and for pur-chases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pen-sion, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:

  . officers, trustees and former trustees of the Trust or any Nuveen-spon-sored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent com-pany of Nuveen and subsidiaries thereof and their immediate family mem-bers;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;


  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen prod-uct, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices;

  . any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distri-butions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Sharehold-ers may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

The reduced sales charge programs may be modified or discontinued by the Funds at any time. To encourage their participation, the Fund waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Trust and other affiliated persons of the Trust and Nuveen as noted above.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences be-tween these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing ac-count services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be pro-vided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

For more information about the purchase of Class A Shares or reduced sales charge program, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Class B Shares

You may purchase Class B Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your pur-chase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial ad-vice and other account services.

You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conver-sion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the In-ternal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for its costs in connection with the sale of Class C Shares. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents a sales commission of .75% plus an advance on the first year's an-nual service fee of .25%. See "Distribution and Service Plans."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any CDSC. How-ever, in the case of Class A Shares purchased at net asset value because the purchase amount equaled or exceeded $1 million or pursuant to an eligible em-ployer-sponsored defined contribution plan described above, where the Autho-rized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemp-tions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund ac-count due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A, Class B or Class C shares sub-ject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market fund shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal So-cial Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 12% of the current market value; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees;
(vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum bal-ance or that the applicable board has determined may have material adverse con-sequences to the shareholders of such Funds; and (viii) redemptions of Class B or Class C Shares if the proceeds are transferred to an account managed by an-other Nuveen Adviser and the adviser refunds the advanced service and distribu-tion fees to Nuveen.

In addition, the CDSC will be waived in connection with the following redemp-tions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a dis-tribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connec-tion with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59; and (ii) for redemp-tions to satisfy required minimum distributions after age 70 from an IRA ac-count (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege
You may exchange shares of a class of any of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of a Fund at net asset value without a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of a Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of a Fund at net asset value. All shares may be exchanged for shares of any Nuveen money market fund.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment require-ment of the Nuveen Mutual Fund being purchased. For federal income tax purpos-es, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Pro-spectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen toll-free at 800-257-8787 to ob-tain an authorization form. The exchange privilege may be modified or discon-tinued by a Fund at any time.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfo-lio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other cir-cumstances where Fund management believes doing so would be in the best inter-est of the Fund, each Fund reserves the right to revise or terminate the ex-change privilege, or limit the amount or number of exchanges or reject any ex-change. Shareholders would be notified of any such action to the extent re-quired by law.

Reinstatement Privilege

If you redeemed Class A, Class B or Class C Shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privi-lege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appro-priate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refund-ed. The federal income tax consequences of any capital gain realized on a re-demption will not be affected by reinstatement, but a capital loss may be dis-allowed in whole or in part depending on the timing, the amount of the rein-vestment and the fund from which the redemption occurred.


Redemption In Kind
The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds vol-untarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

General Matters

The Funds may encourage registered representatives and their firms to help ap-portion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity se-curities, equity and debt securities, or equity and municipal securities.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Fund's Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Defined Portfolios during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representa-tives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified me-dia costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

Such reimbursement will be based on the number of its financial advisers who have sold Nuveen Fund shares and Nuveen Defined Portfolios units during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who re-ceive 90% or more of the applicable sales charge may be deemed underwriters un-der the Securities Act of 1933, as amended.

To help advisers and investors better understand and more efficiently use the Funds to reach their investment goals, the Funds may advertise and create spe-cific investment programs and systems. For example, this may include informa-tion on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the ad-vantages of using the Funds to meet these and other specific investor needs.

The Funds have authorized one or more brokers to accept on their behalf pur-chase and redemption orders. Such brokers are authorized to designate other in-termediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized bro-ker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares avail-able for public purchase. Shares of the Nuveen money market funds may be pur-chased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veter-ans Day.

In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

Shares will be registered in the name of the investor or the investor's finan-cial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the fi-nancial adviser acting on the investor's behalf.

For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the Fund's Prospectus.

If you choose to invest in a Fund, an account will be opened and maintained for you by Chase Global, the Funds' shareholder services agent. Share certifi-cates will be issued to you only upon written request to Nuveen Investor Serv-ices, and no certificates will be issued for fractional shares. Each Fund re-serves the right to reject any purchase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial adviser's firm can only be made by an order in good form from the financial adviser acting on your behalf.

A fee of 1% of the current market value of any shares represented by a certif-icate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use Chase Global's sub-accounting system to minimize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by Chase Global will be re-quired to enter into a separate agreement with another agent for these serv-ices for a fee that will depend upon the level of services to be provided.

The Shares are offered continuously. However, subject to the rules and regula-tions of the Securities and Exchange Commission, each Fund reserves the right to suspend the continuous offering of it shares at any time, but no suspension shall affect your right of redemption.

Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through bro-kers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then ef-fective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and dis-tributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pur-suant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distri-bution plan.

The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for each of the Funds for the three most recent fiscal years. All figures are to the nearest thousand.

                                                                          Amount of Compensation
                          Amount of Underwriting  Amount Retained by      on Redemptions and
                          Commissions             Nuveen                  Repurchases
                          ----------------------- ----------------------- -----------------------
                          8/7/96- 7/1/97- 7/1/98- 8/7/96- 7/1/97- 7/1/98- 8/7/96- 7/1/97- 7/1/98-
                          6/30/97 6/30/98 6/30/99 6/30/97 6/30/98 6/30/99 6/30/97 6/30/98 6/30/99
                          ------- ------- ------- ------- ------- ------- ------- ------- -------
Nuveen Growth and Income
 Stock Fund.............   $679   $4,489  $1,865   $--     $185    $113    $206    $522    $300
Nuveen Balanced Stock
 and Bond Fund..........   $ 27   $  507  $  238   $  1    $ 27    $ 17    $  2    $ 67    $ 98
Nuveen Balanced Munici-
 pal and Stock Fund.....   $ 55   $1,746  $  777   $  9    $ 97    $ 52    $ 17    $ 66    $129

                         DISTRIBUTION AND SERVICE PLANS

Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses in-curred in connection with the distribution of Class B and Class C Shares, re-spectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of pre-paring, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining share-holder accounts, answering shareholder inquiries and providing other personal services to shareholders.

Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which con-stitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

During the last fiscal year ended June 30, 1999, the Growth/ Income Fund, the Stock/Bond Fund and the Muni/Stock Fund paid 12b-1 fees pursuant to their re-spective 12b-1 Plan in the amounts set forth in the table below. For this peri-od, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Autho-rized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor.

                                                                     12b-1 Fees
                                                                      Paid by
                                                                     each Fund
                                                                      for the
                                                                       fiscal
                                                                     year ended
                                                                      June 30,
                                                                        1999
                                                                     ----------
Nuveen Growth and Income Stock Fund
  Class A........................................................... $1,808,231
  Class B........................................................... $  730,747
  Class C........................................................... $  255,849
                                                                     ----------
    Total........................................................... $2,794,827
Nuveen Balanced Stock and Bond Fund
  Class A........................................................... $  166,640
  Class B........................................................... $  106,921
  Class C........................................................... $   55,428
                                                                     ----------
    Total........................................................... $  328,989
Nuveen Balanced Municipal and Stock Fund
  Class A........................................................... $  300,341
  Class B........................................................... $  449,751
  Class C........................................................... $  178,061
                                                                     ----------
    Total........................................................... $  928,153

Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of vot-ing on the Plan. The Plan may be continued only if the trustees who vote to ap-prove such continuance conclude, in the exercise of reasonable business judg-ment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its sharehold-ers. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be ap-proved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

                  INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Trust. In addi-tion to audit services, Arthur Andersen LLP will provide consultation and as-sistance on accounting, internal control, tax and related matters. The finan-cial statements included in this Statement of Additional Information have been audited by Arthur Andersen LLP as indicated in their report with respect there-to, and are included in reliance upon the authority of said firm as experts in giving said report.

The custodian of the assets of the Funds is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting and portfolio accounting services.

                              FINANCIAL STATEMENTS

The audited financial statements for each Fund's most recent fiscal year appear in the respective Fund's Annual Report and each is incorporated herein by ref-erence. The Annual Reports accompany this Statement of Additional Information.

                           GENERAL TRUST INFORMATION

Each Fund is a series of the Trust. The Trust is an open-end diversified man-agement investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are four series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distri-bution or service plan applicable to its shares. There are no conversion, pre-emptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to estab-lish additional series and classes of shares in the future, to change those se-ries or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of share-holders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, sharehold-ers of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Funds' Declaration of Trust further provides for indemnifica-tion out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance ex-isted and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is re-mote.

                       APPENDIX A--RATINGS OF INVESTMENTS

Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

                                 Long Term Debt

An S&P corporate or municipal debt rating is a current assessment of the cred-itworthiness of an obligor with respect to a specific obligation. This assess-ment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a partic-ular investor.

The ratings are based on current information furnished by the issuer or ob-tained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited fi-nancial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
AAA Debt rated "AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA
     Debt rated "AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small de-gree.

A
     Debt rated "A' has a strong capacity to pay interest and repay princi-pal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
     Debt rated "BBB' is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate pro-tection parameters, adverse economic conditions or changing circum-stances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating
Debt rated "BB', "B', "CCC', "CC' and "C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB' indicates the least degree of speculation and "C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse con-ditions.

BB Debt rated "BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and princi-pal payments. The "BB' rating category is also used for debt subordi-nated to senior debt that is assigned an actual or implied "BBB-' rat-ing.

B Debt rated "B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The "B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB' or "BB-' rating.

CCC Debt rated "CCC' has a currently identifiable vulnerability to de-fault, and is dependent upon favorable business, financial, and eco-nomic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The "CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B' or "B-' rating.

CC The rating "CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC' debt rating.

C The rating "C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-' debt rating. The "C' rating may be used to cover a situation where a bankruptcy peti-tion has been filed, but debt service payments are continued.

CI The rating "CI' is reserved for income bonds on which no interest is being paid.

D Debt rated "D' is in payment default. The "D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to comple-tion of the project, makes no comment on the likelihood of, or the risk of de-fault upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit col-lateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is ade-quately collateralized. In the case of certificates of deposit the letter "L' indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for princi-pal and accrued pre-default interest up to the federal insurance lim-its within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient in-formation on which to base a rating, or that S&P does not rate a par-ticular type of obligation as a matter of policy.

                                Municipal Notes

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rat-ing. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     --Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     --Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnera-bility to adverse financial and economic changes over the term of the notes.

SP-3
     Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security in-asmuch as it does not comment as to market price or suitability for a particu-lar investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

                                Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satis-factory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell, or hold a secu-rity inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occa-sion, rely on unaudited financial information. The ratings may be changed, sus-pended, or withdrawn as a result of changes in or unavailability of such infor-mation or based on other circumstances.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as pub-lished by Moody's) follows:

                                 Long Term Debt

Aaa
     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally re-ferred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
     Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securi-ties.

A Bonds which are rated A possess may favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's bond rating symbols may contain numerical modifiers of a ge-neric rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristi-cally unrealiable over any great length of time. Such bonds lack out-standing investment characteristics and in fact have speculative char-acteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protec-tion of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desir-able investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and is-sues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con( . . . )
     Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note:
     Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the sym-bols Aa1, A1, Baa1, Ba1, and B1.

                           Municipal Short-Term Loans

MIG 1/VMIG 1     This designation denotes best quality. There is present
                 strong protection by established cash flows, superior liquid-ity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2     This designation denotes high quality. Margins or protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3     This designation denotes favorable quality. All security ele-
                 ments are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4     This designation denotes adequate quality. Protection com-
                 monly regarded as required of an investment security is pres-ent and although not distinctly or predominantly speculative, there is specific risk.

                                Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior ca-pacity for repayment of senior short-term promissory obligations. Prime-1 re-payment capacity will often be evidenced by many of the following characteris-tics:

  --Leading market positions in well-established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capac-ity for repayment of senior short-term promissory obligations. This will nor-mally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Duff & Phelps, Inc.--A brief description of the applicable Duff & Phelps, Inc. ("D&P") ratings symbols and their meanings (as published by D&P) follows:

                                 Long Term Debt

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, gov-ernment action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by sev-eral factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the na-ture of covenant protection.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if nec- essary). Ratings of "BBB-' and higher fall within the defi-nition of investment grade securities, as defined by bank and insurance super-visory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) ad-dresses the likelihood that aggregate principal and interest will equal or ex-ceed the rated amount under appropriate stress conditions.

Rating ScaleDefinition
--------------------------------------------------------------------------------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

--------------------------------------------------------------------------------

AA+         High credit quality. Protection factors are strong. Risk is mod-
AA          est, but may vary slightly from time to time because of economic
AA-         conditions.


--------------------------------------------------------------------------------

A+
A
A-
            Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


--------------------------------------------------------------------------------

BBB+
BBB
BBB-
            Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.


--------------------------------------------------------------------------------

BB+         Below investment grade but deemed likely to meet obligations when
BB          due. Present or prospective financial protection factors fluctuate
BB-         according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

-------------------------------------------------------------------------------

B+          Below investment grade and possessing risk that obligations will
B           not be met when due. Financial protection factors will fluctuate
B-          widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

-------------------------------------------------------------------------------

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substan-tial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

-------------------------------------------------------------------------------

DD          Defaulted debt obligations. Issuer failed to meet scheduled prin-
            cipal and/or interest payments.
DP          Preferred stock with dividend arrearages.

-------------------------------------------------------------------------------

                            Short-Term Debt Ratings

Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with matu-rities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers accept-ances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from opera-tions, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps Credit Ratings' short-term ratings is the refinement of the traditional "1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gra-dations of "1+' (one plus) and "1-' (one minus) to assist investors in recog-nizing those differences.

These ratings are recognized by the SEC for broker-dealer requirements, spe-cifically capital computation guidelines. These ratings meet Department of La-bor ERISA guidelines governing pension and profit sharing investments. State regulators also recognize the ratings of Duff & Phelps Credit Rating for in-surance company investment portfolios.

Rating Scale:
            Definition

            High Grade
D-1+ Highest certainty of timely payment. Short-term liquidity, includ-ing internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are ex-cellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            Good Grade
D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            Satisfactory Grade
D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

            Non-investment Grade
D-4 Speculative investment characteristics. Liquidity is not suffi-cient to insured against disruption in debt service. Operating factors and market access may be subject to a high degree of vari-ation.

            Default
D-5 Issuer failed to meet scheduled principal and/or interest pay-ments.

Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                                 Long Term Debt

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a spe-cific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its rela-tionship to other obligations of the issuer, the current and prospective finan-cial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by in-surance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differ-ences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Rat-ings do not comment on the adequacy of market price, the suitability of any se-curity for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Rat-ings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay inter-est and repay principal, which is unlikely to be affected by reasona-bly foreseeable events.

AA Bonds considered to be investment grade and of very high credit quali-ty. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA'. Because bonds rated in the "AAA' and "AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated "F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch speculative grade bond ratings provide a guide to investors in determin-ing the credit risk associated with a particular security. The ratings ("BB' to "C') represent Fitch's assessment of the likelihood of timely payment of prin-cipal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD' to "D') is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its rela-tionship to other obligations of the issuer, the current and prospective finan-cial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differ-ences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay inter-est and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identi-fied which could assist the obligor in satisfying its debt service re-quirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of con-tinued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and eco-nomic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not reme-died, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C    Bonds are in imminent default in payment of interest or principal.

DDD, Bonds are in default on interest and/or principal payments. Such bonds
DD   are extremely speculative and should be valued on the basis of their and Dultimate recovery value in liquidation or reorganization of the obli-gor. "DDD' represents the highest potential for recovery of these bonds, and "D' represents the lowest potential for recovery.

                              Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on de-mand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+
     Exceptionally Strong Credit Quality Issues assigned this rating are regarded as having the strongest degree of assurance for timely pay-ment.

F-1
     Very Strong Credit Quality Issues assigned this rating reflect an as-surance of timely payment only slightly less in degree than issues rated "F-1+'.

F-2
     Good Credit Quality Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+' and "F-1' ratings.

F-3
     Fair Credit Quality Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is ade-quate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic con-ditions.

D Default Issues assigned this rating are in actual or imminent payment default.

LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                                              EAI-GI-SB-MS 10-98

                                                   June 30, 1999   Annual Report

                                                      [NUVEEN LOGO APPEARS HERE]
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

Nuveen Growth and Income Stock Fund

For investors seeking long-term growth and potential and attractive value.

[PHOTO APPEARS HERE]

Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser(SM) for Income Investing

     Contents

  1  Dear Shareholder
  3  From the Portfolio Manager's Perspective
  6  Fund Spotlight
  7  Portfolio of Investments
 10  Statement of Net Assets
 11  Statement of Operations
 12  Statement of Changes in Net Assets
 13  Notes to Financial Statements
 17  Financial Highlights
 19  Report of Independent Public Accountants
 20  Building a Better Portfolio
 21  Fund Information

DEAR

Shareholder



At this writing, we're more than halfway through 1999. The much-talked-about millennium (Y2K) looms, which really puts the concept of time in front of us all. We think: "Where did the time go?"

We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.)

We think about all the things we thought we would have accomplished before 1999 became 2000. Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.


I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have had to set goals in preparation for the millennium.

     All efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.

     We continue to work closely with our service providers, transfer agent, custodian and trustee to monitor the readiness of their systems, as well as address any remaining internal systems issues. Testing should be completed by the end of September.

     The Securities and Exchange Commission (SEC), which oversees the securities industry, is also taking significant steps to help our industry make a smooth transition to the Y2K. First, the SEC is requiring all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to comply with the Y2K issue.

     In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.

     With our systems in place and ready to handle Y2K, we look forward to helping you achieve your financial goals in the new millennium.


Your Fund's Fiscal Year. I want to briefly report on the economic environment in which your investment in Nuveen Growth and Income Stock Fund performed. Read for a more in-depth interview with a representative from the portfolio management team for your fund, describing how that team of investment and research professionals directed the portfolio during its fiscal year, July 1, 1998, through June 30, 1999.


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

                                "All efforts to
                               safeguard critical
                               systems are right
                                  on schedule
                                  at Nuveen."


                                                           ANNUAL REPORT  page 1

Over the past 12 months, the U.S. economy has continued to be characterized by robust growth, generally low interest rates, and unemployment levels that remain among the lowest in three decades.

     Concerns, however, about the continued persistent pace of the economy's expansion have tested the new paradigm that holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

     We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

     . the Asian financial crisis of 1998 did not produce the slowdown that was widely expected to keep economic growth from becoming overly robust;

     . evidence of accelerating prices, most obvious in the sudden spike in the April 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

     In an effort to pre-empt this inflation threat, the Federal Reserve moved to raise the federal funds rate by a quarter-point -- to 5.0% -- at the end of June. The upward adjustment to this rate, which represents the amount banks charge one another on overnight loans, marks the first increase since March 1997 and stands in sharp contrast to the three reductions made last fall.

     Despite the minimal increase and the Fed's announcement that it would shift to a neutral bias concerning future interest rate action, uncertainty about the board's next move -- which was not diminished by Chairman Greenspan's Congressional testimony in late July -- continues.


Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets are better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

     For more information on any Nuveen investment, contact your financial adviser for a prospectus, call Nuveen at (800) 621-7227, or download one from our Web site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

   Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.


Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
August 16, 1999


                                "Your financial
                               adviser can serve
                                 as a valuable
                             resource in helping
                               you determine if
                                adjustments are
                                 needed in your
                                 current asset
                               allocation plan."



ANNUAL REPORT  page 2

From the Portfolio Manager's Perspective

Value stocks are making a comeback after being out of favor for several years. For those who never doubted the benefits of value investing, such as the managers of Nuveen Growth and Income Stock Fund, the resurgence comes as no surprise. Brandon Thomas, director of equity funds at Nuveen, speaks with Rob Lyon, president and chief investment officer of Institutional Capital Corporation (ICAP), Nuveen's Premier Adviser/sm/ for value investing and the subadviser of the fund, about strategies ICAP used in managing the fund during its fiscal year ended June 30, 1999.

BRANDON Value investing at Nuveen and ICAP means seeking out stocks of established, well-known companies the portfolio management team believes offer unrecognized value with a "catalyst" that may trigger a rise in the stocks' prices. In the past few years, growth stocks, which generally have higher earnings growth rates than value stocks, have been among the market's best performers, as the economy has grown modestly and investors sought out companies with consistent earnings. In fact, growth stocks have outperformed value stocks in each of the past five years, through 1998.

     But, during the first part of 1999, we've seen value stocks make a comeback. To what do you attribute the change?

ROB It's not unusual to see the comeback given the economic conditions that are surfacing. Since October 1998, there have been more than 100 interest rate cuts made by foreign central banks. That results in stronger industrial production throughout the world, which is likely to lead to more positive earnings for many companies. With more companies participating in an accelerating economy, investor confidence shifts and value stocks, as well as emerging market issues, are once again attractive to investors.


BRANDON Isn't it extraordinary for a shift of this magnitude from growth to value to take place without our economy having been in a recession?

ROB Yes, it would be. But while the United States avoided a recession, much of the world was in a terrible one. It's coming out of it now, and a broad range of companies are benefiting from the turnaround.


BRANDON That seems to be reflected in some of the investment strategies you've employed in the fund. Let's first review the fund's performance during its fiscal year. For the one-year period ended June 30, 1999, the fund returned 12.37%, behind


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. They have been chosen by Nuveen for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for value investing, Institutional Capital Corporation, is a highly successful institutional money manager with nearly 30 years of experience. They specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for Nuveen Growth and Income Stock Fund.


Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.


                                                          ANNUAL REPORT   page 3
its Lipper Growth and Income Fund Index/1/ benchmark, which returned 13.56%. I would like to point out two other figures, however. Since its inception in August 1996, the fund returned 23.97%, outperforming the same benchmark, which returned 22.70%. Also, since value's resurgence at the beginning of 1999, at the midpoint of the fiscal period we are talking about, the fund has returned 16.78%, compared to Lipper's return of 11.59% (year-to-date).

     What strategies did the portfolio team employ during the year to achieve these numbers?

ROB As value investors, we took a hard look at companies that suffered during the Asian financial crisis, which dominated the economic landscape last year. Then we identified individual candidates that met our quantitative criteria -- where earnings were already starting to stabilize or improve, where there would be a significant benefit from the world's economic improvement, and where we computed there could be potential for 20% appreciation.


BRANDON  What companies met those criteria?

ROB One of the fund's strongest performers in the first half of this year was Motorola. Our analysts determined that its line of cellular phones was much improved and that its upside potential in Asia was substantial. Motorola is a good example of a company that should benefit from the economic improvement underway throughout the world, particularly in non-Japan Asia.

     Also, Northwest Airlines Inc., which is highly dependent upon Asian traffic, exhibited many of the characteristics we seek. Here is a company that is down by about 50% from where it was a year ago, but where the earnings are rapidly improving.


                Top Ten Stock Holdings/2/

                General Motors Corporation                5.0%
                ----------------------------------------------
                Philips Electronics N.V.                  4.4%
                ----------------------------------------------
                Bell Atlantic Corporation                 4.2%
                ----------------------------------------------
                News Corporation Limited Sponsored ADR    4.0%
                ----------------------------------------------
                Hoechst AG Sponsored ADR                  3.9%
                ----------------------------------------------
                Bank of America Corporation               3.9%
                ----------------------------------------------
                Citigroup Inc.                            3.7%
                ----------------------------------------------
                Waste Management, Inc./3/                 3.7%
                ----------------------------------------------
                Philip Morris Companies Inc.              3.6%
                ----------------------------------------------
                Bristol-Myers Squibb Company              3.4%
                ----------------------------------------------

The companies listed represent their respective percentage as of 6/30/99. Over time, the fund's holdings and their percentages will vary as the prices of the stocks vary.


BRANDON In addition to focusing on firms that would benefit from the economic turnaround in Asia and the rest of the world, what other strategies were in place during the year?

ROB Corporate restructurings continued to be another central theme guiding our investment choices.

     Philips Electronics, N.V., one of the fund's largest holdings, is performing well as its cost-cutting initiatives and divestitures continued to create a more focused corporate strategy. Many people don't realize that Philips is one of the world's


/1/ The Lipper Peer Group returns reflect the performance of the Lipper Growth and Income Fund Index, a managed index that represents the average returns of the 30 largest funds in the Lipper Growth and Income category. The returns assume reinvestment of dividends but do not include any initial or ongoing expenses.

/2/  As a percentage of total stock holdings.

/3/ Shortly after the close of the fund's fiscal year, its position in Waste Management was sold.


ANNUAL REPORT   page 4
leading semiconductor manufacturers and is the No. 1 producer of light bulbs. And as part of its strategy to refocus on its core consumer electronics business, the company sold off its Polygram Records division to Seagram for $12 billion and is now using the proceeds to buy back its own stock. That's just one example of what's going right in the Netherlands-based company.

     International Business Machines Corp. (IBM) also advanced sharply as the company's efforts to become a leading electronic commerce and internet consultant are beginning to show signs of success.


BRANDON Along with Motorola and IBM, Nortel Networks Corp., another technology stock, has been a good performer. Are you a proponent of technology stocks?

ROB We believe the Internet is a catalyst for change in the world economy. While valuations of pure Internet stocks are outside of our idea of "value," we try to keep abreast of the companies supplying the hardware to support Internet users. When we can buy a leader in that field at attractive, value prices, we will.

     Nortel is an excellent example that shows real promise. It's a solid No. 2 company in one of the fastest growing industries in the world.


                            Equity Diversification

                           [Pie Chart Appears Here]

                      Consumer Cyclicals           22.7%
                      Financials                   15.3%
                      Technology                   15.2%
                      Communications               11.2%
                      Health Care                   9.6%
                      Consumer Staples              8.4%
                      Basic Materials               5.9%
                      Capital Goods                 5.6%
                      Transportation                3.8%
                      Energy                        2.3%

Portfolio composition is as of 6/30/99 and is subject to change. Composition is based on the fund's U.S. stocks and any American Depositary Receipts in its portfolio.


BRANDON What is your outlook for the fund, especially in light of the recent talk about inflation?

ROB We are confident the portfolio is positioned well, with its low relative valuation, including its low price-to-earnings ratio, whether the market continues its advance or levels off a bit.

     The U.S. economy is very strong. The reason for the domestic October and November rate cuts made by the Federal Reserve -- global economic uncertainty -- is behind us. We have had one rate increase by the Fed so far this year, and there may be more, but we think the implications for the stock market are neutral.

     We think an interest rate hike is simply a confirmation that the economy is exhibiting strong growth, which is usually favorable for cyclical, economically sensitive value stocks.

     Basically, we believe small increases in interest rates just confirm that the earnings power of the value stocks is coming back.

   There's no shortage of value out there, so we will continue to do our homework to identify and add those companies to the portfolio that we believe give the fund's shareholders the best opportunity for continued strong performance.


"As value investors, we took a hard look at companies that suffered during the Asian financial crisis . . . Then we identified individual candidates that met our quantitative criteria."



                                                          ANNUAL REPORT   page 5

Fund Spotlight as of June 30, 1999



Terms To Know

The following are a few terms used throughout this report.

Beta Beta is a measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:
Large cap: more than $5 billion in
           market capitalization
Mid cap:   between $1 billion
           and $5 billion
Small cap: $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and share price.

Quick Facts
                     A Shares    B Shares    C Shares    R Shares
-----------------------------------------------------------------
NAV                    $27.07      $26.87      $26.84      $27.14
-----------------------------------------------------------------
Fund Symbol             NNGAX       NNGBX       NNGCX       NNGRX
-----------------------------------------------------------------
CUSIP               67064Y503   67064Y602   67064Y701   67064Y800
-----------------------------------------------------------------
Inception Date           8/96        8/96        8/96        8/96
-----------------------------------------------------------------

Portfolio Allocation

[PIE CHART APPEARS HERE]

Equity.......94%

Cash
Equivalents.. 6%

Total Returns/1/

                A Shares      B Shares  C Shares  R Shares
              NAV     Offer     NAV       NAV        NAV
YTD          16.78%  10.09%    16.32%    16.39%    16.93%
---------------------------------------------------------
1-Year       12.37%   5.90%    11.52%    11.58%    12.71%
---------------------------------------------------------
Since
Inception*   23.97%  21.46%    23.04%    23.00%    24.32%
---------------------------------------------------------
SEC 30-Day
Yield         0.45%   0.43%     0.00%     0.00%     0.69%

+ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.
* Annualized.


Portfolio Statistics

Total Net Assets           $946.7 million
-----------------------------------------
Beta                                 1.00
-----------------------------------------
Average Market
Capitalization (Stocks)        57 billion
-----------------------------------------
Average P/E                          25.9
-----------------------------------------
Number of Stocks                       42
-----------------------------------------
Expense Ratio*                      1.24%
-----------------------------------------

* A shares after reimbursement


Index Comparison*

[LINE CHART APPEARS HERE]

Nuveen Growth and Income Stock Fund (NAV) $18,603
Nuveen Growth and Income Stock Fund (Offer) $17,534
S&P 500 $22,058
Lipper Growth and Income Fund Index $18,107

         Nuveen Growth      Nuveen Growth                Lipper Growth
          and Income         and Income                    & Income
       Stock Fund (NAV)   Stock Fund (Offer)   S&P 500    Fund Index
       ----------------   ------------------   -------   -------------
8/96        10000                9425           10000        10000
6/97        13616               12833           13803        13055
6/98        16555               15603           17968        15945
6/99        18603               17534           22058        18107

* The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the Standard and Poor's 500 Index and the Lipper Growth and Income Fund Index. The Lipper Growth and Income Fund Index represents the average returns of the 30 largest funds in the Lipper Growth and Income Fund category. Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.

Effective January 11, 1999, the maximum sales charge on Class A Shares was increased from 5.25% to 5.75%.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

ANNUAL REPORT  page 6

Portfolio of Investments

Nuveen Growth and Income Stock Fund
June 30, 1999

                                                                Market
Shares    Description                                            Value
----------------------------------------------------------------------
          COMMON STOCKS -- 91.0%
          Basic Materials -- 5.7%
463,500   Akzo Nobel N.V. Sponsored ADR                   $ 19,640,813
435,100   Monsanto Company                                  17,159,258
241,200   Weyerhauser Company                               16,582,500
----------------------------------------------------------------------
          Capital Goods -- 5.3%
182,800   Tyco International Ltd.                           17,320,300
611,150   Waste Management, Inc.                            32,849,313
----------------------------------------------------------------------
          Communications Services -- 10.6%
479,675   AT&T Corp.                                        26,771,860
347,200   Ameritech Corporation                             25,519,200
571,300   Bell Atlantic Corporation                         37,348,737
179,800   U.S. West, Inc.                                   10,563,249
----------------------------------------------------------------------
          Consumer Cyclicals -- 17.7%
272,900   Dana Corporation                                  12,570,456
396,200   Dayton Hudson Corporation                         25,753,000
398,300   Dun & Bradstreet Corporation                      14,114,756
430,250   Federated Department Stores, Inc.#                22,776,359
 95,700   Ford Motor Company                                 5,401,069
261,050   Gannet Co., Inc.                                  18,632,444
450,200   General Motors Corporation                        29,713,200
274,450   General Motors Corporation -- Class H#            15,437,813
495,200   R.H. Donnelley Corporation#                        9,687,350
250,900   TRW Inc.                                          13,768,138
----------------------------------------------------------------------
          Consumer Staples -- 8.0%
295,650   BestFoods                                         14,634,675
335,000   Fort James Corporation                            12,688,125
273,900   Kimberly-Clark Corporation                        15,612,300
814,300   Philip Morris Companies Inc.                      32,724,681
----------------------------------------------------------------------
          Energy -- 2.2%
281,560   Elf Aquitaine SA Sponsored ADR                    20,712,258
----------------------------------------------------------------------
          Financials -- 14.4%
472,000   Bank of America Corporation                       34,603,500
162,800   CIGNA Corporation                                 14,489,200
701,962   Citigroup Inc.                                    33,343,195
189,650   Hartford Financial Services Group, Inc.           11,058,966

-----
7

Nuveen Balanced Municipal and Stock Fund
June 30, 1999

                                                                Market
Shares    Description                                            Value
----------------------------------------------------------------------
          Financials -- continued
565,100   Household International, Inc.                   $ 26,771,613
497,600   U.S. Bancorp                                      16,918,400
----------------------------------------------------------------------
          Health Care -- 9.1%
337,250   Baxter International Inc.                         20,445,781
429,500   Bristol-Myers Squibb Company                      30,252,906
769,000   Hoechst AG Sponsored ADR                          35,374,000
----------------------------------------------------------------------
          Technology -- 14.4%
229,500   Computer Associates International, Inc.           12,622,500
160,850   International Business Machines Corporation       20,789,863
219,032   Motorola, Inc.                                    20,753,282
213,500   Nortel Networks Corporation                       18,534,469
388,552   Philips Electronics N.V.                          39,195,183
419,450   Xerox Corporation                                 24,773,766
----------------------------------------------------------------------
          Transportation -- 3.6%
161,150   AMR Corporation#                                  10,998,488
699,300   Northwest Airlines Corporation#                   22,727,250
----------------------------------------------------------------------
          Total Common Stock -- (cost $701,347,868)        861,634,216
          ------------------------------------------------------------
          PREFERRED STOCKS -- 3.8%
          Consumer Cyclicals -- 3.8%
1,130,450 News Corporation Limited Sponsored ADR            35,679,826
----------------------------------------------------------------------
          Total Preferred Stock -- (cost $23,300,759)       35,679,826
          ------------------------------------------------------------

  Principal                                                                                                 Market
     Amount   Description                                                                                    Value
------------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS -- 5.9%
$25,000,000   Coca-Cola Company, Commercial Paper, effective yield of 5.15%, 8/02/99                  $ 24,891,777
 25,000,000   Procter & Gamble, Commercial Paper, effective yield of 5.73%, 7/01/99                     25,000,000
  5,900,000   Wal-Mart Stores, Inc., Commercial Paper, effective yield of 5.73%, 7/01/99                 5,900,000
------------------------------------------------------------------------------------------------------------------
$55,900,000   Total Short-Term Investments -- (cost $55,791,777)                                        55,791,777
------------------------------------------------------------------------------------------------------------------
              Total Investments -- (cost $780,440,404) 100.7%                                          953,105,819
              ----------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities -- (0.7)%                                                   (6,111,019)
              ----------------------------------------------------------------------------------------------------
              Net Assets -- 100%                                                                      $946,694,800
              ====================================================================================================

# Non-income producing.

9
                                 See accompanying notes to financial statements.

                      Statement of Net Assets
                      Nuveen Growth and Income Stock Fund
                      June 30, 1999



Assets
Investment securities, at market value (cost $780,440,404) (note 1)                                           $953,105,819
Cash                                                                                                               400,327
Receivables:
 Dividends and interest                                                                                          1,689,053
 Shares sold                                                                                                     4,190,404
Deferred organization costs (note 1)                                                                                79,576
Other assets                                                                                                       340,165
--------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                                 959,805,344
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                                                                          10,651,585
 Shares redeemed                                                                                                 1,237,732
Accrued expenses:
 Management fees (note 4)                                                                                          619,038
 12b-1 distribution and service fees (notes 1 and 4)                                                               258,662
 Other                                                                                                             339,405
Dividends payable                                                                                                    4,122
--------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                             13,110,544
--------------------------------------------------------------------------------------------------------------------------
Net assets (note 5)                                                                                           $946,694,800
==========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                    $793,545,705
Shares outstanding                                                                                              29,315,605
Net asset value and redemption price per share                                                                $      27.07
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)*    $      28.72
==========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                    $ 95,174,122
Shares outstanding                                                                                               3,541,731
Net asset value, offering and redemption price per share                                                      $      26.87
==========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                    $ 41,071,190
Shares outstanding                                                                                               1,530,214
Net asset value, offering and redemption price per share                                                      $      26.84
==========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                    $ 16,903,783
Shares outstanding                                                                                                 622,889
Net asset value, offering and redemption price per share                                                      $      27.14
==========================================================================================================================

*Effective January 11, 1999, the maximum sales charge on Class A Shares was increased from 5.25% to 5.75%.



-----
10

                                 See accompanying notes to financial statements.

                      Statement of Operations
                      Nuveen Growth and Income Stock Fund
                      Year Ended June 30, 1999


-----------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                               $13,175,620
Interest                                                                  3,616,746
-----------------------------------------------------------------------------------
Total investment income                                                  16,792,366
-----------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                  6,911,325
12b-1 service fees - Class A (notes 1 and 4)                              1,808,231
12b-1 distribution and service fees - Class B (notes 1 and 4)               730,747
12b-1 distribution and service fees - Class C (notes 1 and 4)               255,849
Shareholders' servicing agent fees and expenses                             968,116
Custodian's fees and expenses                                               123,236
Trustees' fees and expenses (note 4)                                         90,468
Professional fees                                                            59,225
Shareholders' reports - printing and mailing expenses                       319,498
Federal and state registration fees                                          73,347
Amortization of deferred organization costs (note 1)                         36,000
Other expenses                                                               63,116
-----------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement     11,439,158
 Custodian fee credit (note 1)                                               (6,857)
 Expense reimbursement (note 4)                                            (347,366)
-----------------------------------------------------------------------------------
Net expenses                                                             11,084,935
-----------------------------------------------------------------------------------
Net investment income                                                     5,707,431
-----------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 3)           31,610,896
Net change in unrealized appreciation or depreciation of investments     59,442,442
-----------------------------------------------------------------------------------
Net gain from investments                                                91,053,338
-----------------------------------------------------------------------------------
Net increase in net assets from operations                              $96,760,769
===================================================================================


-----
11

                                 See accompanying notes to financial statements.


                                                                                          Year Ended     Year Ended
                                                                                             6/30/99        6/30/98
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                   $   5,707,431   $  7,784,661
Net realized gain from investment transactions (notes 1 and 3)                             31,610,896    110,057,991
Net change in unrealized appreciation or depreciation of investments                       59,442,442     33,508,467
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                 96,760,769    151,351,119
--------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                                                   (1,233,736)    (7,296,320)
 Class B                                                                                       (2,076)      (174,471)
 Class C                                                                                       (4,846)       (50,306)
 Class R                                                                                      (45,702)      (207,438)
From accumulated net realized gains from investment transactions:
 Class A                                                                                  (64,233,341)   (55,954,562)
 Class B                                                                                   (6,427,129)    (3,039,218)
 Class C                                                                                   (2,186,424)      (762,373)
 Class R                                                                                   (1,233,763)    (1,266,493)
--------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                 (75,367,017)   (68,751,181)
--------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                          105,953,619    171,997,447
Net proceeds from shares issued to shareholders due to reinvestment of distributions       49,322,552     55,521,813
--------------------------------------------------------------------------------------------------------------------
                                                                                          155,276,171    227,519,260
Cost of shares redeemed                                                                  (131,707,460)   (54,536,779)
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                    23,568,711    172,982,481
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                 44,962,463    255,582,419
Net assets at the beginning of year                                                       901,732,337    646,149,918
--------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                           $ 946,694,800   $901,732,337
====================================================================================================================
Balance of undistributed net investment income at the end of year                       $   4,525,655   $    104,584
====================================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements



1. General Information and Significant Accounting Policies

The Nuveen Growth and Income Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests primarily in a diversified portfolio of large- and mid-cap equities of domestic companies as a source of capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the delayed delivery purchase commitments. At June 30, 1999, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

-----
13

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of shareholders.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1999.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

-----
14

2. Fund Shares
Transactions in Fund shares were as follows:


                                             Year Ended 6/30/99           Year Ended 6/30/98
                                           ----------------------       -----------------------
                                           Shares         Amount        Shares        Amount
-----------------------------------------------------------------------------------------------
Shares sold:
 Class A                                  2,108,966   $  51,032,462    3,567,835   $ 89,573,723
 Class B                                  1,164,391      28,993,639    2,261,218     56,728,012
 Class C                                    901,784      22,488,408      697,568     17,510,818
 Class R                                    139,756       3,439,110      325,380      8,184,894
Shares issued to shareholders
due to reinvestment of distributions:
 Class A                                  1,881,914      42,862,233    2,217,304     50,837,734
 Class B                                    184,034       4,158,678      119,470      2,714,481
 Class C                                     43,891         990,959       30,815        699,886
 Class R                                     57,417       1,310,682       55,208      1,269,712
-----------------------------------------------------------------------------------------------
                                          6,482,153     155,276,171    9,274,798    227,519,260
-----------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (4,484,770)   (107,597,350)  (1,640,986)   (41,459,146)
 Class B                                   (523,515)    (12,739,469)    (108,267)    (2,735,040)
 Class C                                   (226,134)     (5,392,875)     (69,070)    (1,753,632)
 Class R                                   (265,612)     (5,977,766)    (340,624)    (8,588,961)
-----------------------------------------------------------------------------------------------
                                         (5,500,031)   (131,707,460)  (2,158,947)   (54,536,779)
-----------------------------------------------------------------------------------------------
Net increase                                982,122   $  23,568,711    7,115,851   $172,982,481
===============================================================================================

3. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. government obligations and short-term investments for the fiscal year ended June 30, 1999, were as follows:

-----------------------------------------------------------------------------------------------
Purchases:
 Investment securities                                                           $1,043,257,403
 U.S. government obligations                                                      1,424,340,844
 Short-term investments                                                           4,372,894,683
Sales:
 Investment securities                                                            1,061,709,999
 U.S. government obligations                                                      1,424,600,000
 Short-term investments                                                           4,391,691,047
===============================================================================================

At June 30, 1999, the identified cost of investments owned for federal income tax purposes was $787,500,652. Net unrealized appreciation for federal income tax purposes aggregated $165,605,167 of which $175,513,869 related to appreciated securities and $9,908,702 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                                         Management Fee
-----------------------------------------------------------------------------------------------
For the first $125 million                                                           .8500 of 1%
For the next $125 million                                                            .8375 of 1
For the next $250 million                                                            .8250 of 1
For the next $500 million                                                            .8125 of 1
For the next $1 billion                                                              .8000 of 1
For net assets over $2 billion                                                       .7750 of 1

The Adviser had agreed to waive fees and reimburse expenses in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares through July 31, 1998, and 1.05% from August 1, 1998 through July 31, 2000.

-----
15

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended June 30, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $1,865,400, of which approximately $1,752,800 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 1999, the Distributor compensated authorized dealers directly with approximately $1,247,800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 1999, the Distributor retained approximately $802,900 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $299,500 of CDSC on share redemptions during the fiscal year ended June 30, 1999.

5. Composition of Net Assets
At June 30, 1999, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

---------------------------------------------------------------------------
Capital paid-in                                                $739,007,776
Balance of undistributed net investment income                    4,525,655
Accumulated net realized gain from investment transactions       30,495,954
Net unrealized appreciation of investments                      172,665,415
---------------------------------------------------------------------------
Net assets                                                     $946,694,800
===========================================================================


-----
16

                             Financial Highlights

-----
17

              Financial Highlights

              Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                        Investment Operations             Less Distributions
                                   -------------------------------   ----------------------------


                                                     Net
                                               Realized/
                                              Unrealized
                     Beginning           Net     Invest-                 Net                        Ending
                           Net       Invest-        ment             Invest-                           Net
Year Ended               Asset          ment        Gain                ment    Capital              Asset        Total
June 30,                 Value     Income(a)      (Loss)     Total    Income      Gains     Total    Value    Return(b)
-----------------------------------------------------------------------------------------------------------------------
Class A (8/96)
  1999                  $26.50          $.19       $2.64     $2.83    $(.04)    $(2.22)   $(2.26)   $27.07       12.37%
  1998                   24.01           .26        4.55      4.81     (.25)     (2.07)    (2.32)    26.50       21.59
  1997(c)**              17.96           .30        6.18      6.48     (.20)      (.23)     (.43)    24.01       36.30
Class B (8/96)
  1999                   26.47           .01        2.61      2.62       --      (2.22)    (2.22)    26.87       11.52
  1998                   24.00           .10        4.51      4.61     (.07)     (2.07)    (2.14)    26.47       20.70
  1997(c)**              17.97           .21        6.13      6.34     (.08)      (.23)     (.31)    24.00       35.37
Class C (8/96)
  1999                   26.43           .01        2.62      2.63       --      (2.22)    (2.22)    26.84       11.58
  1998                   23.98           .10        4.49      4.59     (.07)     (2.07)    (2.14)    26.43       20.63
  1997(c)**              17.97           .21        6.11      6.32     (.08)      (.23)     (.31)    23.98       35.26
Class R (8/96)
  1999                   26.52           .24        2.67      2.91     (.07)     (2.22)    (2.29)    27.14       12.71
  1998                   24.02           .32        4.56      4.88     (.31)     (2.07)    (2.38)    26.52       21.91
  1997(c)**              17.96           .30        6.24      6.54     (.25)      (.23)     (.48)    24.02       36.65

                                                         Ratios/Supplemental Data
                         ----------------------------------------------------------------------------------------
                                                               Ratio                          Ratio
                                                              of Net                         of Net
                                           Ratio of       Investment       Ratio of      Investment
                                           Expenses           Income       Expenses       Income to
                                         to Average       to Average     to Average         Average
                            Ending       Net Assets       Net Assets     Net Assets      Net Assets
                               Net   Before Credit/   Before Credit/  After Credit/   After Credit/     Portfolio
Year Ended                  Assets       Reimburse-       Reimburse-     Reimburse-      Reimburse-      Turnover
June 30,                     (000)             ment             ment        ment(a)         ment(a)          Rate
-----------------------------------------------------------------------------------------------------------------
Class A (8/96)
  1999                   $793,546             1.28%             .72%          1.24%            .76%          134%
  1998                    790,063             1.36              .88           1.20            1.04           131
  1997(c)**               616,209             1.28*            1.45*          1.20*           1.53*          110
Class B (8/96)
  1999                     95,174             2.03             (.01)          1.99             .03           134
  1998                     71,909             2.11              .22           1.95             .38           131
  1997(c)**                10,664             2.03*             .95*          1.95*           1.03*          110
Class C (8/96)
  1999                     41,071             2.02               --           1.98             .04           134
  1998                     21,426             2.11              .23           1.95             .39           131
  1997(c)**                 3,630             2.03*             .96*          1.95*           1.04*          110
Class R (8/96)
  1999                     16,904             1.03              .96            .99            1.00           134
  1998                     18,335             1.11             1.10            .95            1.26           131
  1997(c)**                15,647             1.47*            1.04*           .95*           1.56*          110
=================================================================================================================

*   Annualized.
** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 4).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) From commencement of class operations as noted.

-----
18

Report of Independent Public Accountants

To the Board of Trustees and Shareholders of Nuveen Growth and Income Stock Fund

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Growth and Income Stock Fund (one of the portfolios constituting the Nuveen Investment Trust (a Massachusetts business trust)), as of June 30, 1999, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Growth and Income Stock Fund as of June 30, 1999, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
August 20, 1999

-----
19

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Dividend and Growth Fund

Income

Income Fund

Tax-Free Income

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers(SM) including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

-----
20

Fund Information

Board of Trustees
James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and Shareholder Services
Chase Global Funds Services Co.
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel
Chapman & Cutler
Chicago, IL.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

-----
21

[NUVEEN LOGO APPEARS HERE]
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

SERVING

Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

                                                                     EAN-GI-6-99

                                                   June 30, 1999   Annual Report

                                                                          NUVEEN
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

Nuveen Balanced Municipal and Stock Fund



For investors seeking

tax-free income and

growth of capital.



[PHOTO APPEARS HERE]





 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

    Contents
 1  Dear Shareholder
 3  From the Portfolio Manager's Perspective
 7  Fund Spotlight
 8  Portfolio of Investments
 14 Statement of Net Assets
 15 Statement of Operations
 16 Statement of Changes in Net Assets
 17 Notes to Financial Statements
 21 Financial Highlights
 23 Report of Independent Public
    Accountants
 24 Building a Better Portfolio
 25 Fund Information

DEAR

Shareholder


At this writing, we're more than halfway through 1999. The much-talked-about millennium (Y2K) looms, which really puts the concept of time in front of us all. We think: "Where did the time go?"

We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.)

We think about all the things we thought we would have accomplished before 1999 became 2000. Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.

I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have had to set goals in preparation for the millennium.

     All efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.

     We continue to work closely with our service providers, transfer agent, custodian and trustee to monitor the readiness of their systems, as well as address any remaining internal systems issues. Testing should be completed by the end of September.

     The Securities and Exchange Commission (SEC), which oversees the securities industry, is also taking significant steps to help our industry make a smooth transition into the year 2000. First, the SEC is requiring all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to comply with the Y2K issue.

     In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.

     With our systems in place and ready to handle Y2K, we look forward to helping you achieve your financial goals in the new millennium.

Your Fund's Fiscal Year. I want to briefly report on the economic environment in which your investment in Nuveen Balanced Municipal and Stock Fund performed. Read on for an in-depth interview with representatives from the portfolio management team for your fund, describing how that team of investment and research professionals directed the portfolio during its fiscal year, July 1, 1998, through June 30, 1999.

     Over the past 12 months, the U.S. economy has continued to be characterized by robust growth, generally low interest rates, and unemployment levels that remain among the lowest in three decades.

[Photo of Timothy R. Schwertfeger appears here]
Timothy R. Schwertfeger
Chairman of the Board

                                "All efforts to
                               safeguard critical
                               systems are right
                                  on schedule
                                  at Nuveen."


                                                           ANNUAL REPORT  page 1

     Concerns, however, about the pace of the economy's expansion have tested the new paradigm that holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

     We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

     . the Asian financial crisis of 1998 did not produce the slowdown that was widely expected to keep economic growth from becoming overly robust;

     . evidence of accelerating prices, most obvious in the sudden spike in the April 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

     In an effort to pre-empt this inflation threat, the Federal Reserve moved to raise the federal funds rate by a quarter-point -- to 5.0% -- at the end of June. The upward adjustment to this rate, which represents the amount banks charge one another on overnight loans, marks the first increase since March 1997 and stands in sharp contrast to the three reductions made last fall.

     At the end of June 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 94%, compared with the historical average of 86% over the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds --even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasurys.

     In the coming months, we expect to see a healthy supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in the refunding of existing bonds in the wake of higher interest rates compared to last June.

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets are better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

     For more information on any Nuveen investment, contact your financial adviser for a prospectus, call Nuveen at (800) 621-7227, or download one from our Web site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
August 16, 1999

                                "Your financial
                               adviser can serve
                                 as a valuable
                              resource in helping
                               you determine if
                                adjustments are
                                 needed in your
                                 current asset
                               allocation plan."

ANNUAL REPORT  page 2

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------
Nuveen Balanced Municipal and Stock Fund features portfolio management by two teams of experts -- one specializing in municipal bonds and the other in large capitalization equities. The two Premier Advisers/sm/ managing the fund are Nuveen Institutional Advisory Corp (NIAC), which manages the municipal portion of the portfolio, and Institutional Capital Corporation (ICAP), managing the equity portion. To help you understand the fund's performance during its fiscal year ended June 30, 1999, Brandon Thomas, director of equity funds at Nuveen, spoke with Tom Spalding of NIAC, and Rob Lyon, president and chief investment officer of ICAP.

BRANDON Equity value investing at Nuveen and ICAP means seeking out stocks of established, well-known companies the portfolio management team believes offer unrecognized value with a "catalyst" that may trigger a rise in the stocks' prices. In the past few years, growth stocks, which generally have higher earnings growth rates than value stocks, have been among the market's best performers, as the economy has grown modestly and investors sought out companies with consistent earnings. In fact, these stocks have outperformed value stocks in each of the past five years, through 1998.

     But, during the first part of 1999, we've seen value stocks make a comeback. To what do you attribute the change?

ROB It's not unusual to see the comeback given the economic conditions that are surfacing. Since October 1998, there have been more than 100 interest rate cuts made by foreign central banks. That has resulted in stronger industrial production throughout the world, which is likely to lead to more positive earnings for many companies. With more companies participating in an accelerating economy, investor confidence then shifts, and value stocks, as well as emerging market issues, are once again attractive to investors.

BRANDON Isn't it extraordinary for a shift of this magnitude from growth to value to take place without our economy having been in a recession?

ROB Yes, it generally would be. But while the United States avoided a recession, much of the world was in a terrible one. It's coming out of it now, and a broad range of companies are benefiting from the turnaround.

BRANDON Let's review the fund's performance during its fiscal year. For the one-year period ended June 30, 1999, the fund returned 5.49%. Since the fund's inception in August 1996, it has gained 13.12%. The fund, at June 30, was 59% invested in municipal bonds, 39% invested in stocks and about 2% invested in cash equivalents.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Adviserssm -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. They have been chosen by Nuveen for their rigorously disciplined investment approaches and their consistent long-term performance.

Nuveen's Premier Advisersm for value investing, Institutional Capital Corporation, is a highly successful institutional money manager with nearly 30 years of experience. They specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

Nuveen Institutional Advisory Corp., is the Premier Advisersm for income investing. Averaging 10 years of investment experience, the team members offer a commitment to exhaustive research, an active, value-oriented investment style and the presence and trading leverage of a market leader.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                            ANNUAL REPORT page 3

     We believe investors and their financial advisers will continue to find that balanced funds combining municipals and equities, such as this one, provide a number of key benefits that are sometimes difficult to find in other balanced funds. These benefits include growth potential afforded by equities, a monthly tax-free dividend and moderated risk resulting from asset class diversification.

     What strategies did your team employ in the equity portfolio during the year?

ROB As value investors, we took a hard look at companies that suffered during the Asian financial crisis, which dominated the economic landscape last year. Then we identified individual candidates that met our quantitative criteria -- where earnings were already starting to stabilize or improve, where there would be a significant benefit from the world's economic improvement, and where we determined there could be potential for 20% appreciation.

     I'd like to point out this is a shift from six months ago when we focused on the stocks of companies whose business is primarily domestic in nature. The reason for the change is the same as the shift in the market from growth to value. In August and September of 1998, we were concerned with a global economic slowdown and believed the U.S. would be a safe haven. Now that those concerns have dissipated, we believe there's considerable value in multinational companies, in addition to domestic firms.

BRANDON What companies met those criteria?

ROB One of the fund's strongest performers in the first half of this year was Motorola, Inc. Our analysts determined that its line of cellular phones was much improved and that its upside potential in non-Japan Asia was substantial. Motorola, a leader in global communications and major investor in emerging technologies, is a good example of a company that should benefit from the economic improvement underway throughout the world, particularly in Asia.

Top Five Stock Holdings

General Motors Corporation              5.1%
--------------------------------------------
Philips Electronics N.V.                4.3%
--------------------------------------------
Bell Atlantic Corporation               4.1%
-------------------------------------------
News Corporation Limited Sponsored ADR  3.9%
--------------------------------------------
Bank of America Corporation             3.9%
--------------------------------------------
The companies listed represent their respective percentage as a percentage of total stock holdings as of 6/30/99. Over time, the fund's holdings and their percentages will vary.

BRANDON In addition to focusing on firms that would benefit from the economic turnaround in Asia and the rest of the world, what other strategies were in place during the year?

ROB Corporate restructurings continued to be another central theme guiding our investment choices.

     Philips Electronics N.V., one of the fund's largest holdings, is performing well as its cost-cutting initiatives and divestitures continued to create a more focused corporate strategy. Many people don't realize that Philips is one of the world's leading semiconductor manufacturers and is the No. 1 producer of light bulbs. And as part of its refocusing on its


ANNUAL REPORT  page 4
core consumer electronics business, the company sold its Polygram Records division to Seagram for $12 billion and is now using the proceeds to buy back its own stock. That's just one example of what the Netherlands-based company is doing right.

BRANDON We turn to Tom Spalding to discuss the municipal portion of the portfolio. Throughout 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments.

     How did the global economic crises of 1998, the three U.S. rate cuts last fall and the Federal Funds rate hike on June 30, 1999, affect your management of this portion of the fund's portfolio?

TOM Since the inception of the fund, our strategy in managing the municipal portion has been to focus on bonds with intermediate maturities. During the last six months of 1998 and the first three months of this year, these bonds enjoyed solid price gains with the decline in interest rates and were instrumental in moderating the fund's volatility in last summer's stock market decline.

     With the acceleration in economic activity throughout the second quarter of 1999, however, bond prices fell and bond yields rose. Again, concentrating on intermediate-term maturity municipals provided the portfolio with some downside protection, as intermediates tend not to be as affected by interest rate movements.

     There was a second way we were able to take advantage of the rise in interest rates in the second quarter of this year. As rates rose we were able to demonstrate the effectiveness of a balanced portfolio by realizing losses in the fixed-income portfolio in order to offset realized gains in the equity portfolio. These equity gains resulted from the stock market's advance of the past few years. By offsetting gains with losses, taxable distributions were kept as low as possible.

Equity Diversification
[PIE CHART APPEARS HERE]

Consumer Cyclical.....23.3%
Financials............15.7%
Technology............15.6%
Communications........11.1%
Health Care............9.2%
Consumer Staples.......8.6%
Capital Goods..........5.9%
Basic Materials........5.8%
Energy.................2.5%
Transportation.........2.3%

Portfolio composition is subject to change. Composition is based on the fund's
 U.S. stocks and American Depositary Receipts as of 6/30/99.

BRANDON  What are some examples of bonds purchased during the year?

TOM The municipal portion of the portfolio had minimal turnover during the year, but we did add an issue which we believe is particularly attractive, a Southgate, Michigan Community School District bond.

     In the first half of the fiscal year, we also focused on diversifying the fund's municipal holdings geographically. Added during that period were New York City General Obligation Bonds, District of Columbia General Obligation Bonds, as well as Denver Airport Bonds and Nevada Housing Division Bonds.


                             "As value investors,
                              we took a hard look
                               at companies that
                              suffered during the
                                Asian financial
                              crisis ... Then we
                             identified individual
                              candidates that met
                               our quantitative
                                  criteria."

                                                           ANNUAL REPORT  page 5

BRANDON What is your outlook for the fund, especially in light of the recent concerns about inflation?

TOM In terms of the fixed-income portfolio, we believe the fund's holdings are well-positioned. Even if the Fed raises rates again, the intermediate-term nature of the portfolio should serve to help protect against an overall decline in bond prices. And should bond prices rally and rates decline, the portfolio should participate in the advance.

     We'll continue to seek to diversify the portfolio geographically, and add only those bonds that represent attractive value.

     We'll also continue to seek opportunities to manage capital gains distributions by working closely with the equity portfolio managers to realize losses where appropriate. Tax losses can benefit shareholders when they are used to offset capital gains.

ROB We are confident that the fund's equity portfolio is also positioned well, with its low relative valuation, including its low price-to-earnings ratio, whether the market continues its advance or levels off a bit.

     The U.S. economy is very strong. The reason for the interest rate cuts made by the Federal Reserve last fall -- global economic uncertainty -- is behind us. We have had one rate increase by the Fed so far this year, and there may be more, but we think the implications for the stock market are neutral.

     We think an interest rate hike is simply a confirmation that the economy is exhibiting strong growth, which is usually favorable for cyclical, economically sensitive value stocks.

     Basically, we believe small increases in interest rates just confirm that the earnings power of the value stocks are coming back.

     There's no shortage of value opportunities out there, so we will continue to do our homework to identify and add those companies to the portfolio that we believe give the fund's shareholders the best opportunity for continued strong performance.


ANNUAL REPORT  page 6

Fund Spotlight as of June 30, 1999

Quick Facts
                              A Shares     B Shares    C Shares    R Shares
NAV                             $25.45       $25.65      $25.63      $25.33
---------------------------------------------------------------------------
Fund Symbol                      NBMSX        NMNBX       NBMCX         N/A
---------------------------------------------------------------------------
CUSIP                        67064Y883    67064Y875   67064Y867   67064Y859
---------------------------------------------------------------------------
Inception Date                    8/96         8/96        8/96        8/96
---------------------------------------------------------------------------

Total Returns+
                       A Shares        B Shares    C Shares    R Shares
                     NAV     Offer       NAV         NAV         NAV
YTD                 5.26%   -0.79%      4.89%       4.85%       5.42%
-----------------------------------------------------------------------
1-Year              5.49%   -0.56%      4.71%       4.71%       5.81%
-----------------------------------------------------------------------
Since
Inception*         13.12%   10.82%     12.31%      12.28%      13.42%
-----------------------------------------------------------------------
Tax-Exempt
Distribution
Rate                2.05%    1.93%      1.31%       1.31%       2.30%
-----------------------------------------------------------------------
SEC 30-Day
Yield               2.53%    2.38%      1.79%       1.79%       2.78%

     + Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

*    Annualized

Portfolio Allocation

[PIE CHART APPEARS HERE]

Municipal
Bonds..........59%
Equity.........39%
Cash
Equivalents.....2%

Portfolio Statistics

Total Net Assets            $198.3 million
------------------------------------------
Fixed Income
Average Duration                      6.68
------------------------------------------
Average Market
Capitalization (Stocks)        $57 billion
------------------------------------------
Average P/E                           25.9
------------------------------------------
Number of Stocks                        42
------------------------------------------
Expense Ratio*                       1.19%
------------------------------------------

* For Class A shares after reimbursement

Terms To Know

The following are a few terms used throughout this report.

Duration Duration is an indicator of a portfolio's sensitivity to interest rates.

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and share price.

Index Comparison(*)

[LINE CHART APPEARS HERE]

        Nuveen Balanced    Nuveen Balanced               Lehman Brothers
         Municipal and       Municipal &                     10-Year
       Stock Fund (NAV)   Stock Fund (Offer)   S&P 500   Municipal Index
       ----------------   ------------------   -------   ---------------
8/96        10000               9425            10000         10000
6/97        11859              11177            13803         10730
6/98        13603              12821            17968         11640
6/99        14350              13525            22058         11907

Nuveen Balanced Municipal and Stock Fund (NAV) $14,350
Nuveen Balanced Municipal and Stock Fund (Offer) $13,525
S&P 500 $22,058
Lehman Brothers 10-Year Municipal Index $11,907

* The Index Comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen Fund compared with the Standard and Poor's 500 Index and the Lehman Brothers 10-Year Municipal Bond Index. The indexes do not reflect any initial or ongoing expenses. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to A shares (5.75%) and all ongoing fund expenses.

Effective January 11, 1999, the maximum sales charge on Class A shares increased to 5.75% from 5.25%.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                           ANNUAL REPORT  page 7

Portfolio of Investments
Nuveen Balanced Municipal and Stock Fund
June 30, 1999

                                                                          Market
 Shares  Description                                                       Value
--------------------------------------------------------------------------------
         COMMON STOCKS - 37.0%

         Basic Materials - 2.2%

 38,700  Akzo Nobel N.V. Sponsored ADR                               $ 1,639,913
 39,000  Monsanto Company                                              1,538,063
 39,650  UPM-Kymmene Oyj Corporation Sponsored ADR                     1,246,497
--------------------------------------------------------------------------------
         Capital Goods - 2.3%

 16,850  Tyco International Ltd.                                       1,596,538
 53,750  Waste Management, Inc.                                        2,889,063
--------------------------------------------------------------------------------
         Communication Services - 4.3%

 37,660  AT&T Corp.                                                    2,101,899
 31,650  Ameritech Corporation                                         2,326,275
 47,500  Bell Atlantic Corporation                                     3,105,313
 15,300  U.S. West, Inc.                                                 898,875
--------------------------------------------------------------------------------
         Consumer Cyclicals - 7.5%

 23,300  Dana Corporation                                              1,073,256
 34,950  Dayton Hudson Corporation                                     2,271,750
 35,950  Dun & Bradstreet Corporation                                  1,273,978
 37,600  Federated Department Stores, Inc.#                            1,990,450
  8,200  Ford Motor Company                                              462,788
 23,400  Gannett Co., Inc.                                             1,670,175
 39,450  General Motors Corporation                                    2,603,700
 23,100  General Motors Corporation - Class H#                         1,299,375
 21,300  TRW Inc.                                                      1,168,838
 22,700  Royal Caribbean Cruises Ltd.                                    993,125
--------------------------------------------------------------------------------
         Consumer Staples - 3.3%

 26,450  BestFoods                                                     1,309,275
 28,200  Fort James Corporation                                        1,068,075
 24,050  Kimberly-Clark Corporation                                    1,370,850
 70,100  Philip Morris Companies Inc.                                  2,817,144
--------------------------------------------------------------------------------
         Energy - 1.0%

 26,040  Elf Aquitaine SA Sponsored ADR                                1,915,568
--------------------------------------------------------------------------------
         Financials - 6.1%

 40,550  Bank of America Corporation                                   2,972,822
 15,700  CIGNA Corporation                                             1,397,300
 56,112  Citigroup Inc.                                                2,665,320
 21,900  Hartford Financial Services Group, Inc.                       1,277,044
 47,450  Household International, Inc.                                 2,247,944
 42,700  U.S. Bancorp                                                  1,451,800



                                                                          Market
 Shares  Description                                                       Value
--------------------------------------------------------------------------------
         Health Care - 3.5%
 30,450  Baxter International Inc.                                   $ 1,846,031
 33,150  Bristol-Myers Squibb Company                                  2,335,003
 61,500  Hoechst AG Sponsored ADR                                      2,829,000
--------------------------------------------------------------------------------
         Technology - 5.9%
 19,600  Computer Associates International, Inc.                       1,078,000
 14,200  International Business Machines Corporation                   1,835,350
 18,896  Motorola, Inc.                                                1,790,396
 18,950  Nortel Networks Corporation                                   1,645,097
 32,238  Philips Electronics N.V.                                      3,252,008
 38,750  Xerox Corporation                                             2,288,672
--------------------------------------------------------------------------------
         Transportation - 0.9%
 14,050  AMR Corporation#                                                958,913
 24,900  Northwest Airlines Corporation#                                 809,250
--------------------------------------------------------------------------------
         Total Common Stocks - (cost $58,769,216)                     73,310,733
         -----------------------------------------------------------------------
         PREFERRED STOCKS - 1.5%

         Consumer Cyclical - 1.5%

 95,200  News Corporation Limited Sponsored ADR                        3,004,750
--------------------------------------------------------------------------------
         Total Preferred Stocks - (cost $1,921,627)                    3,004,750
         -----------------------------------------------------------------------

 Principal                                                                                    Optional Call                   Market
    Amount  Description                                                                         Provisions*   Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS - 58.9%

            Alabama - 0.2%

$  455,000  Alabama Water Pollution Control Authority, Revolving Fund Loan Bonds,               8/05 at 100         AAA   $  492,938
              Series 1994, 6.625%, 8/15/08
------------------------------------------------------------------------------------------------------------------------------------
            California - 2.6%

 2,500,000  City of Escondido, California, Multifamily Housing Revenue Refunding Bonds,      /05 at 101 1/2         AAA    2,603,150
              Series 1997B (Morning View Terrace Apartments), 5.400%, 1/01/27 (Mandatory
              put 7/01/07)
   735,000  Northern California Power Agency, Public Power Revenue Refunding Bonds,            No Opt. Call          A-      769,302
              Geothermal Project No. 3, 1993 Series A, 5.650%, 7/01/07
   250,000  County of Orange, California, Refunding Recovery Bonds, 1995 Series A, 6.000%,     No Opt. Call         AAA      273,140
              6/01/10
 1,495,000  Palmdale Civic Authority (Civic Center Refinancing), 1997 Series A, 5.375%,         7/07 at 102         AAA    1,522,792
              7/01/12
------------------------------------------------------------------------------------------------------------------------------------
            Colorado - 1.0%

 2,000,000  City and County of Denver, Colorado, Airport System Revenue Bonds, Series          11/06 at 102         AAA    2,075,080
              1996 B, 5.625%, 11/15/08 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            Connecticut - 3.6%

 1,075,000  Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds,      5/06 at 102          AA    1,120,806
              1996 Series B, Subseries B-2, 5.750%, 11/15/08 (Alternative Minimum Tax)
 1,000,000  State of Connecticut Health and Educational Facilities Authority, Hospital for     No Opt. Call         BBB      996,110
              Special Care Issue, Series B, 5.125%, 7/01/07
 1,485,000  Connecticut Development Authority, First Mortgage Gross Revenue Health Care        12/06 at 103        BBB+    1,445,959
              Project Refunding Bonds, Series 1998A (The Elim Park Baptist Home, Inc.
              Project), 4.875%, 12/01/07
 3,500,000  West Haven Housing Authority (Connecticut), Multifamily Housing Revenue Bonds,      1/01 at 100         N/R    3,538,010
              Series 1998B (Meadows Landing Apartments), 6.000%, 1/01/02 (Alternative
              Minimum Tax)

               Portfolio of Investments
               Nuveen Balanced Municipal and Stock Fund (continued)
               June 30, 1999

 Principal                                                                                  Optional Call                    Market
    Amount  Description                                                                       Provisions*    Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
            District of Columbia -- 2.2%

$3,500,000  District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/11    No Opt. Call          AAA    $3,744,650

   500,000  District of Columbia, General Obligation Refunding Bonds, Series A-1, 6.500%,    No Opt. Call          AAA       555,668
              6/01/10
------------------------------------------------------------------------------------------------------------------------------------
            Georgia - 1.4%

 2,000,000  Development Authority of Fulton County (Georgia), Special Facilities Revenue      5/08 at 101         BBB-     1,960,500
              Bonds (Delta Air Lines, Inc. Project), Series 1998, 5.300%, 5/01/13
              (Alternative Minimum Tax)

   805,000  Georgia Housing and Finance Authority, Single Family Mortgage Bonds, 1996         6/06 at 102          AAA       828,184
              Series A, 5.875%, 12/01/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            Idaho - 1.5%

 1,350,000  Idaho Housing and Finance Association, Single Family Mortgage Bonds, 1997         1/07 at 102           A1     1,413,828
              Series D, 5.950%, 7/01/09 (Alternative Minimum Tax)

 1,425,000  Idaho Housing and Finance Association, Single Family Mortgage Bonds, 1997     7/07 at 101 1/2           A1     1,466,582
              Series F, 5.700%, 7/01/10 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            Illinois - 5.3%

 1,075,000  Village of Bolingbrook, Will and DuPage Counties, Illinois, Residential          No Opt. Call          AAA     1,263,512
              Mortgage Revenue Bonds, Series 1979, 7.500%, 8/01/10

            Community High School District Number 219, Cook County, Illinois (Niles
            Township), General Obligation Limited Tax School Bonds, Series 1998:
 1,130,000    0.000%, 12/01/09                                                               No Opt. Call          AAA       662,553
 2,360,000    0.000%, 12/01/10                                                               No Opt. Call          AAA     1,302,980

            Illinois Development Finance Authority, Economic Development Revenue Bonds,
            Series 1998 (The Latin School of Chicago Project):
   270,000    5.200%, 8/01/11                                                                 8/08 at 100         Baa2       259,678
   200,000    5.250%, 8/01/12                                                                 8/08 at 100         Baa2       191,946
   580,000    5.300%, 8/01/13                                                                 8/08 at 100         Baa2       556,841

 2,160,000  Illinois Health Facilities Authority, Revenue Bonds, Series 1985                  7/04 at 102       N/R***     2,443,997
              (St. Elizabeths Hospital of Chicago, Inc.), 7.250%, 7/01/05
              (Pre-refunded to 7/01/04)

 1,500,000  Illinois Health Facilities Authority, Revenue Bonds, Series 1993 (OSF            11/03 at 102            A     1,551,150
              Healthcare System), 6.000%, 11/15/10

   245,000  Illinois Health Facilities Authority, FHA Insured Mortgage Revenue Bonds,         2/06 at 102          AAA       251,495
              Series 1996 (Sinai Health System), 5.500%, 2/15/09

 1,200,000  Illinois Health Facilities Authority, Revenue Bonds, Series 1997A (Highland      10/07 at 102          AAA     1,249,728
              Park Hospital Project), 5.700%, 10/01/10

   700,000  Kankakee School District No. 111, Kankakee County, Illinois, General Obligation   1/06 at 100          AAA       711,655
              School Bonds, Series 1996, 5.500%, 1/01/12
------------------------------------------------------------------------------------------------------------------------------------
            Indiana - 0.8%

 1,525,000  Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds,          7/08 at 101          Aaa     1,517,543
              1998 Series C-3, 5.300%, 7/01/13 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            Kentucky - 1.3%

 2,500,000  County of Boone, Kentucky, Mortgage Revenue Bonds (Normandy Green Apartments     12/99 at 100          N/R     2,510,500
              Project), Series 1998A, 5.200%, 6/20/38 (Alternative Minimum Tax)
              (Mandatory put 12/20/99)
------------------------------------------------------------------------------------------------------------------------------------
            Louisiana - 1.3%

            Parish School Board of the Parish of Jefferson, State of Louisiana, Sales Tax
            School Bonds, Refunding Series 1998:
 1,045,000    0.000%, 3/01/08                                                                No Opt. Call          AAA       675,885
 2,175,000    0.000%, 9/01/08                                                                No Opt. Call          AAA     1,371,838
 1,000,000    0.000%, 3/01/10                                                                No Opt. Call          AAA       575,870
------------------------------------------------------------------------------------------------------------------------------------
            Maine - 0.1%

   255,000  Town of Winslow, Maine (Crowe Rope Industries Project), General Obligation        3/07 at 102          Aaa       268,941
              Tax Increment Financing Bonds, 1997 Series A, 6.000%, 3/01/11 (Alternative
              Minimum Tax)


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------


               Massachusetts - 4.3%

               Massachusetts Development Finance Agency, Resource Recovery Revenue
               Bonds (Ogden Haverhill Project), Series 1998B:
$ 1,720,000      5.100%, 12/01/12 (Alternative Minimum Tax)                                 12/08 at 102         BBB     $1,624,024
  1,885,000      5.200%, 12/01/13 (Alternative Minimum Tax)                                 12/08 at 102         BBB      1,785,981

    250,000    Massachusetts Health and Educational Facilities Authority,                    7/06 at 102         AAA        268,773
               Revenue Bonds, Melrose-Wakefield Healthcare Corp. Issue, Series C,
                 5.700%, 7/01/08 (Pre-refunded  to 7/01/06)

               Massachusetts Industrial Finance Agency, Resource Recovery Revenue
               Refunding Bonds (Ogden Haverhill Project), Series 1998A:
  1,500,000      5.450%, 12/01/12 (Alternative Minimum Tax)                                 12/08 at 102         BBB      1,465,080
  1,825,000      5.500%, 12/01/13 (Alternative Minimum Tax)                                 12/08 at 102         BBB      1,782,332

  1,835,000    Massachusetts Turnpike Authority, Western Turnpike Revenue Bonds,             7/99 at 100         AAA      1,844,175
               1997 Series A, 5.550%, 1/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Michigan - 1.6%

               Essexville-Hampton Public Schools, County of Bay, State of Michigan,
                 1997 School Building and Site Bonds (General Obligation - Unlimited Tax):
  1,000,000      5.400%, 5/01/11 (Pre-refunded to 5/01/07)                                   5/07 at 100         AAA      1,044,380
  1,010,000      5.500%, 5/01/12 (Pre-refunded to 5/01/07)                                   5/07 at 100         AAA      1,061,369

  1,000,000    Southgate Community School District, County of Wayne, State of                5/09 at 100         AAA      1,042,240
                 Michigan, 1999 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 5.750%, 5/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 0.9%

               Jones County, Mississippi, Hospital Revenue Refunding Bonds (South
               Central Regional Medical Center Project), Series 1997:
  1,285,000      5.350%, 12/01/10                                                           12/07 at 100        BBB+      1,283,741
    500,000      5.400%, 12/01/11                                                           12/07 at 100        BBB+        497,965
-----------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 5.0%

  9,921,273    Energy America (Nebraska), Natural Gas Revenue Note (Metropolitan            No Opt. Call         N/R      9,851,824
                 Utility District Project), Series 1997B, 5.700%, 7/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               Nevada - 1.3%

  2,200,000    Nevada Housing Division, Single Family Mortgage Bonds, 1997                   4/07 at 102         Aa3      2,266,880
                 Series A-1 Mezzanine Bonds, 6.000%, 4/01/15 (Alternative Minimum Tax)

    250,000    Airport Authority of Washoe County, Reno, Nevada, Airport Revenue             7/03 at 102         AAA        263,075
                 Refunding Bonds, Series 1993B, 5.875%, 7/01/11
-----------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 2.3%

  1,450,000    New Hampshire Higher Educational and Health Facilities Authority              1/07 at 102        BBB-      1,473,389
                 (New Hampshire College), Series 1997, 6.200%, 1/01/12

  3,000,000    State of New Hampshire, Turnpike System Revenue Bonds, 1992                   4/02 at 102         AAA      3,158,130
                 Series, 6.000%, 4/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 10.5%

  2,000,000    Certificates of Participation, The State of New York, The City               No Opt. Call        BBB+      2,120,360
                 University of New York (John Jay College of Criminal Justice
                 Project Refunding), 6.000%, 8/15/06

               Dutchess County Water and Wastewater Authority (New York), Service
               Agreement Revenue Bonds, 1998 Series One:
    420,000      4.850%, 6/01/09                                                             6/08 at 101           A        405,766
    925,000      4.950%, 6/01/10                                                             6/08 at 101           A        894,882
    860,000      5.050%, 6/01/11                                                             6/08 at 101           A        833,392

  5,000,000    Erie County (New York), Industrial Development Agency, Solid                 12/10 at 103         N/R      5,257,950
                 Waste Disposal Facility Revenue Bonds (1998 CanFibre of
                 Lackawanna Project), 8.875%, 12/01/13 (Alternative Minimum Tax)

    500,000    Metropolitan Transportation Authority, Transit Facilities Service            No Opt. Call        BBB+        522,305
                 Contract Bonds, Series O, 5.750%, 7/01/07

    250,000    The City of New York, General Obligation Bonds, Fiscal 1997              11/06 at 101 1/2          A-        262,053
                 Series D, Tax Exempt Bonds, 5.875%, 11/01/11

               Portfolio of Investments
               Nuveen Balanced Municipal and Stock Fund (continued)
               June 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               New York (continued)

$   500,000    The City of New York, General Obligation Bonds, Fiscal 1997 Series I,         4/07 at 101          A-     $  530,810
                6.000%, 4/15/09

  4,000,000    The City of New York, General Obligation Bonds, Fiscal 1998 Series D,         8/07 at 101          A-      4,094,640
                5.500%, 8/01/10

               Dormitory Authority of the State of New York, Revenue Bonds, City
               University Issue, Series U:
    160,000     6.375%, 7/01/08 (Pre-refunded to 7/01/02)                                    7/02 at 102     Baa1***        172,099
    115,000     6.375%, 7/01/08                                                              7/02 at 102        Baa1        122,337

  2,000,000    New York State Thruway Authority, Local Highway and Bridge Service            4/06 at 102        BBB+      2,072,200
                Contract Bonds, Series 1996, 5.625%, 4/01/07

    285,000    New York State, Urban Development Corporation, State Facilities              No Opt. Call        BBB+        305,936
                Revenue Bonds, 1995 Refunding Series, 6.250%, 4/01/06

  1,700,000    New York State Urban Development Corporation, Project Revenue Bonds           1/03 at 102        BBB+      1,769,904
                (Cornell Center for Theory and Simulation in Science and Engineering
                Grant), Series 1993, 5.900%, 1/01/07

  1,430,000    New York State Development Corporation, New York Urban Development           No Opt. Call        BBB+      1,560,087
                Corporation, Youth Facilities Revenue Bonds, Series 1997, 6.500%, 4/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               North Carolina - 1.4%

  2,045,000    North Carolina Municipal Power Agency Number 1, Catawba Electric             No Opt. Call         AAA      2,677,375
                Revenue Bonds, Series 1980, 10.500%, 1/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio - 2.9%

  1,750,000    City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds, 1988       No Opt. Call         BBB      1,823,098
                Series C (Emery Air Freight Corporation and Emery Worldwide Airlines,
                Inc - Guarantors), 6.050%, 10/01/09

  1,500,000    County of Lorain, Ohio, Health Care Facilities Revenue Refunding Bonds,       2/08 at 101         BBB      1,467,615
                Series 1998A (Kendal at Oberlin), 5.375%, 2/01/12

  2,065,000    Ohio Building Authority, State Facilities Refunding Bonds (Toledo             4/03 at 100         AAA      2,389,102
                Government Office Building), 1982 Series A, 10.125%, 10/01/06
                (Pre-refunded to 4/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 0.5%

  1,000,000    Oklahoma Industries Authority, Health System Revenue Refunding Bonds         No Opt. Call         AAA      1,068,440
                (Obligated Group consisting of INTEGRIS Baptist Medical Center, Inc.,
                INTEGRIS South Oklahoma City Hospital Corporation and INTEGRIS Rural
                Health, Inc.) Series 1995D, 6.000%, 8/15/07
-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 0.6%

  1,250,000    Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue           4/06 at 102         AA+      1,282,125
                Bonds, Series 1996-50A, 5.350%, 10/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 0.9%

  1,760,000    City of Providence, Rhode Island, General Obligation Bonds, 1997              7/07 at 101         AAA      1,882,936
                Series A, 6.000%, 7/15/09
-----------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 1.4%

  2,700,000    The Industrial Development Board of the City of Cookeville,                  10/03 at 102           A      2,782,512
                Tennessee, Hospital Refunding Revenue Bonds (Cookeville General
                Hospital Project), Series 1993, 5.750%, 10/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 2.3%

  3,000,000    Abilene Higher Education Authority, Inc., Texas, Student Loan                11/08 at 100         Aa3      2,874,150
                Revenue Bonds (Subordinate Lien Fixed Rate Term Bonds), Series 1998B,
                5.050%, 7/01/13 (Alternative Minimum Tax)

    150,000    City of Austin, Texas, Water, Sewer and Electric Refunding Revenue           No Opt. Call          A2        169,400
                Bonds, Series 1982, 14.000%, 11/15/01

    250,000    City of San Antonio, Texas, Airport System Improvement Revenue Bonds,         7/06 at 101         AAA        259,824
                Series 1996, 5.700%, 7/01/09 (Alternative Minimum Tax)

    205,000    Texas Department of Housing and Community Affairs, Single Family              9/06 at 102         AAA        213,806
                Mortgage Revenue Bonds, 1996 Series E, 5.750%, 3/01/10

  1,000,000    Tyler Health Facilities Development Corporation, Texas, Hospital              7/02 at 100        Baa2        990,009
                Revenue Bonds (Mother Frances Hospital Regional HealthCare Center
                Project), Series 1997A, 5.500%, 7/01/09

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utah - 0.4%

$    500,000   Tooele County, Hazardous Waste Disposal Revenue Bonds (Laidlaw Inc./USPCI     8/05 at 102         BBB   $    532,104
                Clive PJ), Series 1995, 6.750%, 8/01/10 (Alternative Minimum Tax)

     200,000   State Board of Regents of the State of Utah, Student Loan Revenue Bonds,     11/05 at 102         AAA        208,907
                1995 Series N Bonds, 6.000%, 5/01/08 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Washington - 1.3%

   1,060,000   Tacoma School District No. 409, King County, Washington, Unlimited Tax       No Opt. Call         Aaa      1,147,460
                General Obligation Improvement and Refunding Bonds, 1997, 6.000%, 12/01/09

     380,000   Washington State Housing Finance Commission, Single-Family Mortgage           1/04 at 102         AAA        394,918
                Revenue Bonds (Mortgage Backed Securities Program), Series 1995A, 6.650%,
                7/01/16 (Alternative Minimum Tax)

     115,000   Washington Public Power Supply System, Nuclear Project No. 2 Revenue Bonds,  No Opt. Call         Aaa        126,538
                Series 1981A, 14.375%, 7/01/01

     800,000   Washington Public Power Supply System, Project No. 3, Refunding Revenue       7/06 at 102         AAA        836,359
                Bonds, Series 1996-A, 5.700%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------
$116,501,273   Total Municipal Bonds - (cost $115,759,860)                                                              116,937,568
============-----------------------------------------------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS - 1.8%

$    700,000   Michigan State Strategic Fund Pollution Control (Consumers Power Company),                        P-1        700,000
                Variable Rate Demand Bonds, 3.400%, 4/15/18+

   2,800,000   Ohio Air Quality Development Authority, State of Ohio, Air Quality                               A-1+      2,800,000
                Development Revenue Refunding Bonds (The Cincinnati Gas and Electric
                Company Project), 1995 Series A, Variable Rate Demand Bonds, 3.350%,
                9/01/30+
-----------------------------------------------------------------------------------------------------------------------------------
$  3,500,000   Total Short-Term Investments - (cost $3,500,000)                                                           3,500,000
============-----------------------------------------------------------------------------------------------------------------------
               Total Investments - (cost $179,950,703) - 99.2%                                                          196,753,051
               --------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.8%                                                                       1,561,749
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $198,314,800
               ====================================================================================================================


#   Non-income producing.

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets
Nuveen Balanced Municipal and Stock Fund
June 30, 1999


---------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $179,950,703) (note 1)                                            $196,753,051
Cash                                                                                                                347,100
Receivables:
 Dividends                                                                                                          154,174
 Interest                                                                                                         1,831,566
 Investments sold                                                                                                   435,000
 Shares sold                                                                                                        309,307
Deferred organization costs (note 1)                                                                                 81,906
Other assets                                                                                                         32,470
---------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                                  199,944,574
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                                                                              880,159
 Shares redeemed                                                                                                    235,547
Accrued expenses:
 Management fees (note 5)                                                                                           116,348
 12b-1 distribution and service fees (notes 1 and 5)                                                                 84,822
 Other                                                                                                              139,872
Dividends Payable                                                                                                   173,026
---------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                               1,629,774
---------------------------------------------------------------------------------------------------------------------------
Net assets (note 6)                                                                                            $198,314,800
===========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                     $123,916,875
Shares outstanding                                                                                                4,869,035
Net asset value and redemption price per share                                                                 $      25.45
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)*     $      27.00
===========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                     $ 52,717,888
Shares outstanding                                                                                                2,055,103
Net asset value, offering and redemption price per share                                                       $      25.65
===========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                     $ 20,497,875
Shares outstanding                                                                                                  799,641
Net asset value, offering and redemption price per share                                                       $      25.63
===========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                     $  1,182,162
Shares outstanding                                                                                                   46,678
Net asset value, offering and redemption price per share                                                       $      25.33
===========================================================================================================================
*Effective January 11, 1999, the maximum sales charge on Class A Shares was increased from 5.25% to 5.75%.

                                 See accompanying notes to financial statements.
14

Statement of Operations
Nuveen Balanced Municipal and Stock Fund
June 30, 1999

------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                $ 1,159,303
Interest                                                                   5,722,334
------------------------------------------------------------------------------------
Total investment income                                                    6,881,637
------------------------------------------------------------------------------------
Expenses
Management fees (note 5)                                                   1,374,619
12b-1 service fees - Class A (notes 1 and 5)                                 300,341
12b-1 distribution and service fees - Class B (notes 1 and 5)                449,751
12b-1 distribution and service fees - Class C (notes 1 and 5)                178,061
Shareholders' servicing agent fees and expenses                              112,431
Custodian's fees and expenses                                                 85,512
Trustees' fees and expenses (note 5)                                          15,090
Professional fees                                                             36,929
Shareholders' reports - printing and mailing expenses                         70,784
Federal and state registration fees                                           66,452
Amortization of deferred organization costs (note 1)                          36,000
Other expenses                                                                 9,167
------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement       2,735,137
  Custodian fee credit (note 1)                                                 (451)
  Expense reimbursement (note 5)                                             (70,901)
------------------------------------------------------------------------------------
Net expenses                                                               2,663,785
------------------------------------------------------------------------------------
Net investment income                                                      4,217,852
------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)               392,403
Net change in unrealized appreciation or depreciation of investments       5,824,556
------------------------------------------------------------------------------------
Net gain from investments                                                  6,216,959
------------------------------------------------------------------------------------
Net increase in net assets from operations                               $10,434,811
====================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
Nuveen Balanced Municipal and Stock Fund
June 30, 1999


                                                                                          Year Ended     Year Ended
                                                                                             6/30/99        6/30/98
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                   $  4,217,852   $  3,281,813
Net realized gain from investment transactions (notes 1 and 4)                               392,403      6,299,554
Net change in unrealized appreciation or depreciation of investments                       5,824,556      7,014,341
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                10,434,811     16,595,708
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                                                  (3,165,304)    (2,448,814)
 Class B                                                                                    (611,994)      (222,804)
 Class C                                                                                    (242,322)      (104,232)
 Class R                                                                                     (43,038)      (172,195)
From accumulated net realized gains from investment transactions:
 Class A                                                                                  (3,293,468)    (1,444,498)
 Class B                                                                                  (1,225,114)      (193,480)
 Class C                                                                                    (486,028)       (90,253)
 Class R                                                                                     (38,192)      (120,260)
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                 (9,105,460)    (4,796,536)
-------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                          52,403,705     75,343,559
Net proceeds from shares issued to shareholders due to reinvestment of distributions       5,420,959      3,428,628
-------------------------------------------------------------------------------------------------------------------
                                                                                          57,824,664     78,772,187
Cost of shares redeemed                                                                  (26,489,470)   (15,446,129)
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                   31,335,194     63,326,058
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                32,664,545     75,125,230
Net assets at the beginning of year                                                      165,650,255     90,525,025
-------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                           $198,314,800   $165,650,255
===================================================================================================================
Balance of undistributed net investment income at the end of year                       $    605,276   $    450,082
===================================================================================================================

                                 See accompanying notes to financial statements.
16

Notes to Financial Statements




1. General Information and Significant Accounting Policies

The Nuveen Balanced Municipal and Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests in a mix of equities and tax-exempt securities for capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities and/or securities having remaining maturities of 60 days or less when purchased, are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 1999, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared and distributed to shareholders monthly. Net ordinary taxable income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all of its net investment income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, the Fund intends to satisfy conditions which will enable interest from municipal obligations, which is exempt from regular federal income tax when received by the Fund, to qualify as exempt-interest dividends when distributed to shareholders of the Fund. All monthly tax-exempt dividends paid during the fiscal year ended June 30, 1999, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions are subject to federal taxation.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of shareholders.

Derivative Financial Instruments

The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1999.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                               Year Ended                  Year Ended
                                                                                 6/30/99                     6/30/98
                                                                      -----------------------------  --------------------------
                                                                           Shares         Amount        Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                  801,383   $ 19,758,610     1,308,803   $ 31,922,378
 Class B                                                                  950,013     23,509,766     1,193,459     29,265,901
 Class C                                                                  361,871      9,025,013       524,249     12,864,555
 Class R                                                                    4,472        110,316        53,309      1,290,725
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  166,972      4,085,713       125,058      3,001,186
 Class B                                                                   38,607        947,489        10,810        261,191
 Class C                                                                   13,468        330,353         5,838        140,308
 Class R                                                                    2,354         57,404         1,074         25,943
-------------------------------------------------------------------------------------------------------------------------------
                                                                        2,339,140     57,824,664     3,222,600     78,772,187
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                 (695,219)   (17,146,719)     (297,703)    (7,230,838)
 Class B                                                                 (202,066)    (5,046,935)      (24,476)      (597,282)
 Class C                                                                 (160,113)    (3,961,328)      (13,171)      (326,708)
 Class R                                                                  (13,418)      (334,488)     (302,461)    (7,291,301)
-------------------------------------------------------------------------------------------------------------------------------
                                                                       (1,070,816)   (26,489,470)     (637,811)   (15,446,129)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                                                            1,268,324   $ 31,335,194     2,584,789   $ 63,326,058
===================================================================================================================================

18

3. Distributions to Shareholders
The Fund declared a dividend distribution from its tax-exempt net investment income which was paid on August 2, 1999, to shareholders of record on July 9, 1999, as follows:

-------------------------------------------------------------------------------
Dividend per share:
  Class A                                                         $.0435
  Class B                                                          .0280
  Class C                                                          .0280
  Class R                                                          .0485
-------------------------------------------------------------------------------

4. Securities Transactions
Purchases and sales (including maturities) of investments in common and preferred stocks, municipal bonds and short-term investments for the fiscal year ended June 30, 1999, were as follows:

-------------------------------------------------------------------------------
Purchases:
  Common and preferred stocks                                $86,498,287
  Municipal bonds                                             34,594,163
  Short-term investments                                      25,100,000

Sales:
  Common and preferred stocks                                 86,831,762
  Municipal bonds                                              7,358,280
  Short-term investments                                      26,300,000
-------------------------------------------------------------------------------

At June 30, 1999, the identified cost of investments owned for federal income tax purposes was $180,519,915. Net unrealized appreciation for federal income tax purposes aggregated $16,233,136 of which $18,153,115 related to appreciated securities and $1,919,979 related to depreciated securities.

5. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                  Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                    .7500 of 1%
For the next $125 million                                     .7375 of 1
For the next $250 million                                     .7250 of 1
For the next $500 million                                     .7125 of 1
For the next $1 billion                                       .7000 of 1
For net assets over $2 billion                                .6750 of 1
-------------------------------------------------------------------------------

The Adviser had agreed to waive fees and reimburse expenses, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of Fund shares through July 31, 1998, and .95% from August 1, 1998 through July 31, 2000.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company owns a minority interest, under which ICAP manages the Fund's equity portion of the investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended June 30, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $776,900, of which approximately $725,200 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 1999, the Distributor compensated authorized dealers directly with approximately $1,018,900 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 1999, the Distributor retained approximately $537,200 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $129,400 of CDSC on share redemptions during the fiscal year ended June 30, 1999.

6. Composition of Net Assets

At June 30, 1999, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

----------------------------------------------------------------------------------
Capital paid-in                                                       $180,665,392
Balance of undistributed net investment income                             605,276
Accumulated net realized gain (loss) from investment transactions          241,784
Net unrealized appreciation of investments                              16,802,348
----------------------------------------------------------------------------------
Net assets                                                            $198,314,800
==================================================================================

7. Investment Composition

At June 30, 1999, the revenue sources by municipal purpose, expressed as a percent of total municipal bonds, were as follows:

--------------------------------------------------------------------------------
Education and Civic Organizations                                             7%
Health Care                                                                   9
Housing/Multifamily                                                           7
Housing/Single Family                                                         9
Tax Obligation/General                                                       14
Tax Obligation/Limited                                                       11
Transportation                                                               10
U.S. Guaranteed                                                              10
Utilities                                                                    20
Other                                                                         3
--------------------------------------------------------------------------------
                                                                            100%
================================================================================

33% of the municipal bonds owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

                              Financial Highlights


-----
21

  Financial Highlights

  Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                       Investment Operations                  Less Distributions
                                -----------------------------------     -------------------------------



                                                      Net
                                                Realized/
                                               Unrealized
                  Beginning            Net        Invest-                   Net                              Ending
                        Net        Invest-           ment               Invest-                                 Net
Year Ended            Asset           ment           Gain                  ment     Capital                   Asset         Total
June 30,              Value     Income (a)         (Loss)     Total      Income       Gains       Total       Value     Return(b)
---------------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
    1999             $25.46           $.62          $ .70     $1.32      $(.65)      $(.68)     $(1.33)      $25.45         5.49%
    1998              23.11            .67           2.66      3.33       (.61)       (.37)       (.98)       25.46        14.71
    1997 (c)          20.00            .56           3.02      3.58       (.42)       (.05)       (.47)       23.11        18.05
Class B (8/96)
    1999              25.53            .46            .68      1.14       (.34)       (.68)      (1.02)       25.65         4.71
    1998              23.11            .49           2.67      3.16       (.37)       (.37)       (.74)       25.53        13.91
    1997 (c)          20.00            .40           3.04      3.44       (.28)       (.05)       (.33)       23.11        17.32
Class C (8/96)
    1999              25.51            .45            .69      1.14       (.34)       (.68)      (1.02)       25.63         4.71
    1998              23.10            .49           2.66      3.15       (.37)       (.37)       (.74)       25.51        13.87
    1997 (c)          20.00            .40           3.03      3.43       (.28)       (.05)       (.33)       23.10        17.27
Class R (8/96)
    1999              25.39            .68            .71      1.39       (.77)       (.68)      (1.45)       25.33         5.81
    1998              23.11            .72           2.66      3.38       (.73)       (.37)      (1.10)       25.39        14.94
    1997 (c)          20.00            .61           3.03      3.64       (.48)       (.05)       (.53)       23.11        18.38
=================================================================================================================================

                                                  Ratios/Supplemental Data
                    -------------------------------------------------------------------------------------
                                                    Ratio                            Ratio
                                                   of Net                           of Net
                                  Ratio of     Investment         Ratio of      Investment
                                  Expenses         Income         Expenses       Income to
                                to Average     to Average       to Average         Average
                                Net Assets     Net Assets       Net Assets      Net Assets
                     Ending         Before         Before            After           After
                        Net        Credit/        Credit/          Credit/         Credit/     Portfolio
Year Ended           Assets     Reimburse-     Reimburse-       Reimburse-      Reimburse-      Turnover
June 30,              (000)           ment           ment         ment (a)        ment (a)          Rate
---------------------------------------------------------------------------------------------------------

Class A (8/96)
    1999           $123,917          1.23%          2.48%            1.19%           2.52%            52%
    1998            117,005          1.36           2.47             1.10            2.73             87
    1997 (c)         79,952          1.58*          2.31*            1.10*           2.79*            32
Class B (8/96)
    1999             52,718          1.98           1.79             1.94            1.83             52
    1998             32,384          2.10           1.71             1.85            1.96             87
    1997 (c)          2,051          2.22*          1.62*            1.85*           1.99*            32
Class C (8/96)
    1999             20,498          1.98           1.76             1.94            1.80             52
    1998             14,908          2.11           1.71             1.85            1.97             87
    1997 (c)          1,559          2.29*          1.53*            1.85*           1.97*            32
Class R (8/96)
    1999              1,182           .98           2.73              .94            2.77             52
    1998              1,353          1.11           2.73              .85            2.99             87
    1997 (c)          6,963          2.05*          1.96*             .85*           3.16*            32
==========================================================================================================

*   Annualized.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 5).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) From commencement of class operations as noted.

Report of Independent Public Accountants







To the Board of Trustees and Shareholders of Nuveen Balanced Municipal and Stock Fund:

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Balanced Municipal and Stock Fund (one of the portfolios constituting the Nuveen Investment Trust (a Massachusetts business trust)), as of June 30, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Balanced Municipal and Stock Fund as of June 30, 1999, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
August 20, 1999

-----
23

Building a Better Portfolio
Can Make You a Successful Investor



Nuveen Family
of Mutual Funds

Nuveen offers a variety
of funds designed to
help you reach
your financial goals.


Growth

Nuveen Rittenhouse
Growth Fund


Growth and
Income

European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Dividend and
Growth Fund


Income

Income Fund


Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

-----
24

Fund Information



Board of Trustees

James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington


Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

Chase Global Funds Services Co.
P.O. Box 5186
New York, NY 10274
(800) 257-8787


Legal Counsel

Chapman & Cutler
Chicago, IL.


Independent Public
Accountants

Arthur Andersen LLP
Chicago, IL

-----
25

SERVING
Investors for Generations


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

   The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

   Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

   Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
John Nuveen, Sr.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                     EAN-MS-6-99

                                                   June 30, 1999   Annual Report
                                                                          Nuveen
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.
              Nuveen Balanced Stock and Bond Fund



[PHOTO APPEARS HERE]

For investors seeking
long-term growth potential
with a measure of downside
protection.




 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

     Contents

  1  Dear Shareholder
  3  From the Portfolio Manager's Perspective
  6  Fund Spotlight
  7  Portfolio of Investments
  9  Statement of Net Assets
 10  Statement of Operations
 11  Statement of Changes in Net Assets
 12  Notes to Financial Statements
 15  Financial Highlights
 16  Report of Independent Public
     Accountants
 17  Fund Information

DEAR

Shareholder



At this writing, we're more than halfway through 1999. The much-talked-about millennium (Y2K) looms, which really puts the concept of time in front of us all. We think: "Where did the time go?"

We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.)

We think about all the things we thought we would have accomplished before 1999 became 2000. Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.


I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have had to set goals in preparation for the millennium.

     All efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.

     We continue to work closely with our service providers, transfer agent, custodian and trustee to monitor the readiness of their systems, as well as address any remaining internal systems issues. Testing should be completed by the end of September.

     The Securities and Exchange Commission (SEC), which oversees the securities industry, is also taking significant steps to help our industry make a smooth transition to the Y2K. First, the SEC is requiring all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to comply with the Y2K issue.

     In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.

     With our systems in place and ready to handle Y2K, we look forward to helping you achieve your financial goals in the new millennium.


Your Fund's Fiscal Year. I want to briefly report on the economic environment in which your investment in Nuveen Balanced Stock and Bond Fund performed. Read on for a more in-depth interview with a representative from the portfolio management team for your fund, describing how that team of investment and research professionals directed the portfolio during its fiscal year, July 1, 1998, through June 30, 1999.

[Photo of Timothy R. Schwertfeger
 appears here]
Timothy R. Schwertfeger
Chairman of the Board

"All efforts to safeguard critical systems are right on schedule at Nuveen."



                                                           ANNUAL REPORT  page 1

"Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan."

   Over the past 12 months, the U.S. economy has continued to be characterized by robust growth, generally low interest rates, and unemployment levels that remain among the lowest in three decades.

   Concerns, however, about the pace of the economy's expansion have tested the new paradigm that holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

   We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

   . the Asian financial crisis of 1998 did not produce the slowdown that was widely expected to keep economic growth from becoming overly robust;

   . evidence of accelerating prices, most obvious in the sudden spike in the April 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

   In an effort to pre-empt this inflation threat, the Federal Reserve moved to raise the federal funds rate by a quarter-point -- to 5.0% -- at the end of June. The upward adjustment to this rate, which represents the amount banks charge one another on overnight loans, marks the first increase since March 1997 and stands in sharp contrast to the three reductions made last fall.

   Despite the minimal increase and the Fed's announcement that it would shift to a neutral bias concerning future interest rate action, uncertainty about the board's next move -- which was not diminished by Chairman Greenspan's Congressional testimony in late July -- continues.


Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets are better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

   For more information on any Nuveen fund, contact your financial adviser for a prospectus, call Nuveen at (800) 621-7227, or download one from our Web site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

   Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
August 16, 1999

ANNUAL REPORT  page 2

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------


Value stocks are making a comeback after being out of favor for several years. For those who never doubted the benefits of value investing, such as the managers of Nuveen Balanced Stock and Bond Fund, the resurgence comes as no surprise. Brandon Thomas, director of equity funds at Nuveen, spoke with Rob Lyon, president and chief investment officer of Institutional Capital Corporation (ICAP), Nuveen's Premier Adviser/sm/ for value investing and the subadviser of the fund, about strategies ICAP used in managing the fund during its fiscal year ended June 30, 1999.

BRANDON | Value investing at Nuveen and ICAP means seeking out stocks of established, well-known companies the portfolio management team believes offer unrecognized value with a "catalyst" that may trigger a rise in the stocks' prices. In the past few years, growth stocks, which generally have higher earnings growth rates than value stocks, have been among the market's best performers, as the economy has grown modestly and investors sought out companies with consistent earnings. In fact, growth stocks have outperformed value stocks in each of the past five years, through 1998.

   But, during the first part of 1999, we've seen value stocks make a comeback. To what do you attribute the change?

ROB | It's not unusual to see the comeback given the economic conditions that are surfacing. Since October 1998, there have been more than 100 interest rate cuts made by foreign central banks. That results in stronger industrial production throughout the world, which is likely to lead to more positive earnings for many companies. With more companies participating in an accelerating economy, investor confidence has shifted and value stocks, as well as emerging market issues, are once again attractive to investors.



BRANDON | Isn't it extraordinary for a shift of this magnitude from growth to value to take place without our economy having been in a recession?

ROB | Yes, generally it would be. But while the United States avoided a recession, much of the world was in a terrible one. It's coming out of it now, and a broad range of companies are benefiting from the turnaround.



BRANDON | That seems to be reflected in some of the investment strategies you've employed in the fund, which is 60% invested in stocks, as of June 30, 1999, 38% in Treasury notes and 2% in cash equivalents. Let's first review the fund's performance during its fiscal year. For the one-year period ended June 30, 1999, the fund returned



Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. They have been chosen by Nuveen for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for value investing, Institutional Capital Corporation, is a highly successful institutional money manager with nearly 30 years of experience. They specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for Nuveen Balanced Stock and Bond Fund.


Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                           ANNUAL REPORT  page 3

10.21%, slightly behind the Lipper Balanced Fund Index/1/ benchmark, which returned 11.54%. While we always stress long-term investing, I would like to point out the fund's performance year-to-date, which reflects the shift to value stocks. Our fund returned 9.29%, compared to the Lipper index of 6.17% for the same period ended June 30, 1999. Since the fund's inception in August 1996, the fund has gained 16.86% versus its Lipper peer group's return of 17.53%.

   What strategies did the portfolio team employ during the year to achieve these numbers?

ROB | As value investors, we took a hard look at companies that suffered during the Asian financial crisis, which dominated the economic landscape last year. Then we identified individual candidates that met our quantitative criteria -- where earnings were already starting to stabilize or improve, where there would likely be a significant benefit from the world's economic improvement, and where we determined there could be potential for 20% appreciation.

    This is a shift from six months ago when we focused on the stocks of companies whose business is primarily domestic in nature. The reason for the change is the same as the shift in the market from growth to value. In August and September of 1998, we were concerned with a global economic slowdown and believed the U.S. would be a safe haven. Now that those concerns have dissipated, we believe there's considerable value in multinational companies, in addition to domestic firms.


BRANDON | What companies met those criteria?

ROB | One of the fund's strongest performers in the first half of this year was Motorola. Our analysts determined that its line of cellular phones was much improved and that its upside potential in Asia was substantial. Motorola, a leader in global telecommunications and major investor in emerging technologies, is a good example of a company that should benefit from the economic improvement underway throughout the world, particularly in non-Japan Asia.

Top Ten Stock Holdings/2/

  General Motors Corporation                  5.2%
  ------------------------------------------------
  Philips Electronics N.V.                    4.2%
  ------------------------------------------------
  News Corporation Limited Sponsored ADR      4.2%
  ------------------------------------------------
  Bank of America Corporation                 4.1%
  ------------------------------------------------
  Philip Morris Companies Inc.                3.7%
  ------------------------------------------------
  Waste Management, Inc./3/                   3.7%
  ------------------------------------------------
  Bell Atlantic Corporation                   3.7%
  ------------------------------------------------
  Hoechst AG Sponsored ADR                    3.5%
  ------------------------------------------------
  Citigroup Inc.                              3.4%
  ------------------------------------------------
  Elf Acquitaine SA Sponsored ADR             3.3%
  ------------------------------------------------

The companies listed represent their respective percentage as of 6/30/99. Over time, the fund's holdings and their percentages will vary as the prices of the stocks vary.



BRANDON | What other strategies were in place during the year?

ROB | Corporate restructurings continued to be another central theme this year.

   Philips Electronics N.V., one of the fund's largest holdings, is performing well as its cost-cutting initiatives and divestitures continued to create a more focused corporate strategy. Many people don't realize that Philips is one of the world's leading semiconductor manufacturers and is the No. 1 producer of light bulbs. And as part of its strategy to refocus on its core consumer electronics business, the company sold its Polygram Records division to Seagram for $12 billion and is now using the proceeds

/1/The Lipper Peer Group returns reflect the performance of the Lipper Balanced
   Fund Index, a managed index that represents the average returns of the 30 largest funds in the Lipper Balanced Fund category. The returns assume reinvestment of dividends but do not include any initial or ongoing expenses.

/2/As a percentage of stock holdings.

/3/Shortly after the close of the fund's fiscal year, its position in Waste
   Management was sold.

ANNUAL REPORT  page 4
to buy back its own stock. That's just one example of what we believe the Netherlands-based company is doing right.

    Additionally, General Motors advanced sharply on increased sales resulting in part from its vigorous restructuring efforts. The company's new streamlined organization should allow it to respond to customer needs and to leverage economies of scale.



BRANDON | What about the fixed-income part of the portfolio? How did the global economic crises of 1998, the three U.S. rate cuts last fall and the subsequent rate hike on June 30th affect your management of this portion of the fund's portfolio?

ROB U.S. | Treasurys were a bright spot last year in the portfolio, as their value swelled when investors worldwide looked to these safe investment vehicles as the place to invest when the rest of the world's economies weren't so certain.

    We concentrated on U.S. Treasury issues in the intermediate segment of the yield curve. During the last six months of 1998 and the first three months of this year, these bonds enjoyed solid price gains with the decline in interest rates and were instrumental in moderating the fund's volatility in last summer's stock market decline.

    With the acceleration in economic activity throughout the second quarter of 1999, however, bond prices fell and bond yields rose. Again, concentrating on the intermediate-term maturity Treasurys provided the portfolio with some downside protection.

Equity Diversification

[PIE CHART APPEARS HERE]

Consumer Cyclicals..  23.5%
Financials..........  15.8%
Technology..........  15.4%
Communications......  10.4%
Health Care.........   9.1%
Consumer Staples....   8.7%
Capital Goods.......   5.8%
Basic Materials.....   5.7%
Energy..............   3.3%
Transportation......   2.3%

Portfolio composition is as of 6/30/99 and is subject to change. Composition is based on the fund's U.S. common and preferred stocks and American Depositary Receipts.


BRANDON | What is your outlook for the fund, especially in light of the recent talk about inflation?

ROB | We are confident the portfolio is positioned well, with its low relative valuation, including its low price-to-earnings ratio, whether the market continues its advance or levels off a bit.

   The U.S. economy is very strong. The reason for the interest rate cuts made by the Federal Reserve last fall -- global economic uncertainty -- is behind us. We have had one rate increase by the Fed so far this year, and there may be more, but we think the implications for the stock market are neutral.

   We think an interest rate hike is simply a confirmation that the economy is exhibiting strong growth, which is usually favorable for cyclical, economically sensitive value stocks.

   Basically, we believe small increases in interest rates just confirm that the earnings power of the value stocks is coming back.

   There's no shortage of value opportunities out there, so we will continue to do our homework to identify and add those companies to the portfolio that we believe provide the fund the best opportunity for continued strong performance.

   "As value investors, we took a hard look at companies that suffered during the Asian financial crisis...Then we identified individual candidates that met our quantitative criteria."

                                                           ANNUAL REPORT  page 5

Fund Spotlight as of June 30, 1999


Terms To Know

The following are a few terms used throughout this report.

Market capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:

          Large cap:   more than $5 billion in market capitalization
          Mid cap:     between $1 billion and $5 billion
          Small cap:   $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and share price.

Yield Curve The yield curve describes the relationship between the yield on a given type of debt and the maturity of that debt.


Quick Facts

                      A Shares        B Shares        C Shares        R Shares
NAV                     $27.18          $27.18          $27.19          $27.18
------------------------------------------------------------------------------
Fund Symbol              NNSAX           NNSBX             N/A             N/A
------------------------------------------------------------------------------
CUSIP                67064Y107       67064Y206       67064Y305       67064Y404
------------------------------------------------------------------------------
Inception Date            8/96            8/96            8/96            8/96
------------------------------------------------------------------------------


Portfolio Allocation


[Pie Chart Appears Here]


Equity ................ 60%
U.S. Treasury Notes ... 38%
Cash Equivalents ......  2%


Total Returns+

                           A Shares         B Shares     C Shares     R Shares
                       NAV        Offer        NAV          NAV          NAV
YTD                    9.29%      2.99%       8.88%        8.88%        9.42%
------------------------------------------------------------------------------
1-Year                10.21%      3.87%       9.39%        9.39%       10.48%
------------------------------------------------------------------------------
Since Inception*      16.86%     14.49%      16.00%       16.00%       17.14%
------------------------------------------------------------------------------
SEC 30-Day Yield       2.06%      1.94%       1.32%        1.32%        2.31%

+ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

*  Annualized


Portfolio Statistics

Total Net Assets                        $92.0 million
Fixed Income Average Duration                    5.67
Average Market Capitalization (Stocks)    $57 billion
Average P/E                                      25.9
Number of Stocks                                   42
Expense Ratio*                                  1.19%

* For A shares after reimbursement


Growth of $10,000 Investment+ (Invested on 8/31/96)

[Line Chart Appears Here]

          Nuveen Balanced   Nuveen Balanced
           Stock & Bond      Stock & Bond
            Fund (NAV)       Fund (Offer)
          ---------------   ---------------
8/96           10000             10000
6/97           12309             11601
6/98           14365             13539
6/99           15830             14920

Nuveen Balanced Stock and Bond Fund (NAV) $15,830
Nuveen Balanced Stock and Bond Fund (Offer) $14,920
S&P 500 $22,058
Lehman Brothers Intermediate Treasury Index $12,053

+ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Standard and Poor's 500 Index and the Lehman Brothers Intermediate Treasury Index. The indexes do not reflect any initial or ongoing expenses. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.


Effective January 11, 1999, the maximum sales charge on Class A Shares increased to 5.75% from 5.25%.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

ANNUAL REPORT  page 6

                      Portfolio of Investments
                      Nuveen Balanced Stock and Bond Fund
                      June 30, 1999

                                                                         Market
Shares    Description                                                     Value
-------------------------------------------------------------------------------
          COMMON STOCKS -- 57.3%
          Basic Materials -- 3.4%
28,500    Akzo Nobel N.V. Sponsored ADR                             $ 1,207,688
27,000    Monsanto Company                                            1,064,813
27,450    UPM-Kymmene Oyj Corporation Sponsored ADR                     862,959
-------------------------------------------------------------------------------
          Capital Goods -- 3.4%
12,050    Tyco International Ltd.                                     1,141,738
37,600    Waste Management, Inc.                                      2,021,000
-------------------------------------------------------------------------------
          Communications Services -- 6.2%
27,191    AT&T Corp.                                                  1,517,598
21,000    Ameritech Corporation                                       1,543,500
30,900    Bell Atlantic Corporation                                   2,020,082
11,000    U.S. West, Inc.                                               646,250
-------------------------------------------------------------------------------
          Consumer Cyclicals -- 11.7%
16,900    Dana Corporation                                              778,456
24,700    Dayton Hudson Corporation                                   1,605,500
25,200    Dun & Bradstreet Corporation                                  893,025
29,100    Federated Department Stores, Inc.#                          1,540,481
 5,900    Ford Motor Company                                            332,981
16,200    Gannet Co., Inc.                                            1,156,275
28,150    General Motors Corporation                                  1,857,900
18,200    General Motors Corporation -- Class H#                      1,023,750
14,200    TRW Inc.                                                      779,225
16,300    Royal Caribbean Cruises Ltd.                                  713,125
-------------------------------------------------------------------------------
          Consumer Staples -- 5.2%
19,350    BestFoods                                                     957,825
22,300    Fort James Corporation                                        844,613
16,850    Kimberly-Clark Corporation                                    960,450
50,300    Philip Morris Companies Inc.                                2,021,431
-------------------------------------------------------------------------------
          Energy -- 2.0%
24,670    Elf Aquitaine SA Sponsored ADR                              1,814,787
-------------------------------------------------------------------------------
          Financials -- 9.4%
30,850    Bank of America Corporation                                 2,261,691
11,450    CIGNA Corporation                                           1,019,050
39,312    Citigroup Inc.                                              1,867,320
14,600    Hartford Financial Services Group, Inc.                       851,363
34,000    Household International, Inc.                               1,610,750
31,100    U.S. Bancorp                                                1,057,400

                Portfolio of Investments
                Nuveen Balanced Stock and Bond Fund (continued)
                June 30, 1999


                                                                                                                Market
     Shares    Description                                                                                       Value
----------------------------------------------------------------------------------------------------------------------
               Health Care -- 5.4%
     20,700    Baxter International Inc.                                                                   $ 1,254,938
     25,600    Bristol-Myers Squibb Company                                                                  1,803,200
     41,900    Hoechst AG Sponsored ADR                                                                      1,927,400
----------------------------------------------------------------------------------------------------------------------
               Technology -- 9.2%
     14,600    Computer Associates International, Inc.                                                         803,000
     10,100    International Business Machines Corporation                                                   1,305,425
     13,904    Motorola, Inc.                                                                                1,317,404
     13,000    Nortel Networks Corporation                                                                   1,128,563
     23,072    Philips Electronics N.V.                                                                      2,327,388
     27,050    Xerox Corporation                                                                             1,597,641
----------------------------------------------------------------------------------------------------------------------
               Transportation -- 1.4%
     10,350    AMR Corporation#                                                                                706,388
     17,400    Northwest Airlines Corporation#                                                                 565,500
----------------------------------------------------------------------------------------------------------------------
               Total Common Stock - (cost $41,660,571)                                                      52,709,873
               -------------------------------------------------------------------------------------------------------
                PREFERRED STOCKS -- 2.5%
                Consumer Cyclicals -- 2.5%
     72,600     News Corporation Limited Sponsored ADR                                                       2,291,438
----------------------------------------------------------------------------------------------------------------------
                Total Preferred Stock -- (cost $1,390,625)                                                   2,291,438
                ------------------------------------------------------------------------------------------------------

  Principal                                                                                                     Market
     Amount    Description                                                                                       Value
----------------------------------------------------------------------------------------------------------------------
               U.S. GOVERNMENT OBLIGATIONS -- 38.6%
               U.S. Treasury Notes:
 $4,310,000      7.500%, 5/15/02                                                                           $ 4,518,768
  7,375,000      7.875%, 11/15/04                                                                            8,052,578
  3,780,000      6.500%, 5/15/05                                                                             3,895,763
 10,285,000      7.000%, 7/15/06                                                                            10,895,672
----------------------------------------------------------------------------------------------------------------------
               U.S. Treasury Bonds:
  5,325,000      7.250%, 5/15/16                                                                             5,844,188
  2,385,000      6.000%, 2/15/26                                                                             2,319,413
-----------------------------------------------------------------------------------------------------------------------
               Total U.S. Government Obligations -- (cost $35,648,997)                                      35,526,382
               -------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 2.0%
 $1,800,000    Wal Mart Stores, Inc., Commercial Paper, effective yield of 5.73%, 7/01/99                  $ 1,800,000
----------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments -- (cost $1,800,000)                                             1,800,000
               -------------------------------------------------------------------------------------------------------
               Total Investments -- (cost $80,500,193) -- 100.4%                                            92,327,693
               -------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -- (0.4)%                                                        (373,066)
               -------------------------------------------------------------------------------------------------------
               Net Assets -- 100%                                                                          $91,954,627
               =======================================================================================================



           # Non-income producing.

                         ---------
                         8

                                 See accompanying notes to financial statements.

                      Statement of Net Assets
                      Nuveen Balanced Stock and Bond Fund
                      June 30, 1999


-----------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $80,500,193) (note 1)                                                $92,327,693
Cash                                                                                                                  203,606
Receivables:
   Dividends and interest                                                                                             698,142
   Shares sold                                                                                                        158,013
Deferred organization costs (note 1)                                                                                   82,691
Other assets                                                                                                           25,878
-----------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                                  93,496,023
-----------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
   Investments purchased                                                                                              749,183
   Shares redeemed                                                                                                     55,113
Accrued expenses:
   Management fees (note 4)                                                                                            47,988
   12b-1 distribution and service fees (notes 1 and 4)                                                                 29,821
   Other                                                                                                              124,808
Dividends payable                                                                                                     534,483
-----------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                              1,541,396
-----------------------------------------------------------------------------------------------------------------------------
Net assets (note 5)                                                                                               $91,954,627
=============================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                        $67,512,011
Shares outstanding                                                                                                  2,483,794
Net asset value and redemption price per share                                                                    $     27.18
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)*        $     28.84
=============================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                        $12,855,890
Shares outstanding                                                                                                    472,983
Net asset value, offering and redemption price per share                                                          $     27.18
=============================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                        $ 7,141,658
Shares outstanding                                                                                                    262,705
Net asset value, offering and redemption price per share                                                          $     27.19
=============================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                        $ 4,445,068
Shares outstanding                                                                                                    163,556
Net asset value, offering and redemption price per share                                                          $     27.18
=============================================================================================================================
* Effective January 11, 1999, the maximum sales charge on Class A Shares was increased from 5.25% to 5.75%.

                                   See accpanying notes to financial statements.

Statement of Operations

Nuveen Balanced Stock and Bond Fund
Year Ended June 30, 1999

-----------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                $  935,682
Interest                                                                  2,072,266
-----------------------------------------------------------------------------------
Total investment income                                                   3,007,948
-----------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                    650,113
12b-1 service fees -- Class A (notes 1 and 4)                                 166,640
12b-1 distribution and service fees -- Class B (notes 1 and 4)                106,921
12b-1 distribution and service fees -- Class C (notes 1 and 4)                 55,428
Shareholders' servicing agent fees and expenses                              76,664
Custodian's fees and expenses                                                58,661
Trustees' fees and expenses (note 4)                                         11,076
Professional fees                                                            15,196
Shareholders' reports -- printing and mailing expenses                         47,119
Federal and state registration fees                                          61,287
Amortization of deferred organization costs (note 1)                         36,000
Other expenses                                                                7,007
-----------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement      1,292,112
    Custodian fee credit (note 1)                                            (2,405)
    Expense reimbursement (note 4)                                         (144,674)
-----------------------------------------------------------------------------------
Net expenses                                                              1,145,033
-----------------------------------------------------------------------------------
Net investment income                                                     1,862,915
-----------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 3)            2,685,999
Net change in unrealized appreciation or depreciation of investments      4,176,532
-----------------------------------------------------------------------------------
Net gain from investments                                                 6,862,531
-----------------------------------------------------------------------------------
Net increase in net assets from operations                               $8,725,446
===================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

Nuveen Balanced Stock and Bond Fund

                                                                          Year Ended      Year Ended
                                                                             6/30/99         6/30/98
----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $  1,862,915    $  2,347,199
Net realized gain from investment transactions (notes 1 and 3)             2,685,999       4,988,412
Net change in unrealized appreciation or depreciation of investments       4,176,532       4,596,358
----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 8,725,446      11,931,969
----------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
    Class A                                                               (1,491,505)     (1,955,711)
    Class B                                                                 (170,929)       (165,258)
    Class C                                                                  (93,642)        (64,225)
    Class R                                                                  (98,001)       (175,931)
From accumulated net realized gains from investment transactions:
    Class A                                                               (2,988,949)     (1,410,980)
    Class B                                                                 (473,062)       (120,791)
    Class C                                                                 (232,637)        (50,758)
    Class R                                                                 (161,189)       (204,679)
----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                 (5,709,914)     (4,148,333)
----------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                          17,356,264      28,460,346
Net proceeds from shares issued to shareholders
due to reinvestment of distributions                                       4,127,472       3,182,983
----------------------------------------------------------------------------------------------------
                                                                          21,483,736      31,643,329
Cost of shares redeemed                                                  (20,069,879)    (16,266,187)
----------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                    1,413,857      15,377,142
----------------------------------------------------------------------------------------------------
Net increase in net assets                                                 4,429,389      23,160,778
Net assets at the beginning of year                                       87,525,238      64,364,460
----------------------------------------------------------------------------------------------------
Net assets at the end of year                                           $ 91,954,627    $ 87,525,238
====================================================================================================
Balance of undistributed net investment income at the end of year       $     13,617    $      4,779
====================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements


1.  General Information and Significant Accounting Policies
The Nuveen Balanced Stock and Bond Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those relating to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests in a mix of equities, taxable bonds and cash equivalents for capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the delayed delivery purchase commitments. At June 30, 1999, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders
Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of shareholders.

Derivative Financial Instruments
The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1999.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Deferred Organization Costs
The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


2.  Fund Shares

Transactions in Fund shares were as follows:

                                           Year Ended 6/30/99          Year Ended 6/30/98
                                        ------------------------    -------------------------
                                          Shares          Amount       Shares          Amount
---------------------------------------------------------------------------------------------
Shares sold:
    Class A                              249,981    $  6,320,839      519,941    $ 13,025,786
    Class B                              224,425       5,686,636      372,091       9,257,698
    Class C                              180,324       4,627,668      124,310       3,141,845
    Class R                               28,167         721,121      120,833       3,035,017
Shares issued to shareholders due to
  reinvestment of distributions:
    Class A                              136,296       3,414,330      116,290       2,853,684
    Class B                               14,507         362,620        6,908         169,109
    Class C                                4,175         104,710        1,846          45,583
    Class R                                9,825         245,812        4,668         114,607
---------------------------------------------------------------------------------------------
                                         847,700      21,483,736    1,266,887      31,643,329
---------------------------------------------------------------------------------------------
Shares redeemed:
    Class A                             (540,472)    (13,837,529)    (376,287)     (9,460,805)
    Class B                             (158,426)     (4,121,472)     (13,633)       (346,082)
    Class C                              (78,718)     (2,018,644)     (10,327)       (264,621)
    Class R                               (3,791)        (92,234)    (249,979)     (6,194,679)
---------------------------------------------------------------------------------------------
                                        (781,407)    (20,069,879)    (650,226)    (16,266,187)
---------------------------------------------------------------------------------------------
Net increase                              66,293    $  1,413,857      616,661    $ 15,377,142
=============================================================================================

3. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. government obligations and short-term investments for the fiscal year ended June 30, 1999, were as follows:

--------------------------------------------
Purchases:
 Investment securities          $ 65,980,339
 U.S. government obligations     116,842,117
 Short-term investments          286,790,044
Sales:
 Investment securities            68,977,761
 U.S. government obligations     112,084,410
 Short-term investments          289,550,000
============================================

At June 30, 1999, the identified cost of investments owned for federal income tax purposes was $80,945,858. Net unrealized appreciation for federal income tax purposes aggregated $11,381,835 of which $12,556,815 related to appreciated securities and $1,174,980 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets           Management Fee
-------------------------------------------------
For the first $125 million            .7500 of 1%
For the next $125 million             .7375 of 1
For the next $250 million             .7250 of 1
For the next $500 million             .7125 of 1
For the next $1 billion               .7000 of 1
For net assets over $2 billion        .6750 of 1
=================================================

The Adviser has agreed to waive fees and reimburse expenses in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of Fund shares through July 31, 1998 and .95% from August 1, 1998 through July 31, 2000.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended June 30, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $238,200, of which approximately $221,300, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 1999, the Distributor compensated authorized dealers directly with approximately $245,000 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 1999, the Distributor retained approximately $133,500 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $98,100 of CDSC on share redemptions during the fiscal year ended June 30, 1999.

5. Composition of Net Assets

At June 30, 1999, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------
Capital paid-in                                                $77,578,556
Balance of undistributed net investment income                      13,617
Accumulated net realized gain from investment transactions       2,534,954
Net unrealized appreciation of investments                      11,827,500
--------------------------------------------------------------------------
Net assets                                                     $91,954,627
==========================================================================

-----
14

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                           Investment Operations           Less Distributions
                                       ----------------------------     ---------------------------
                                                        Net
                                                  Realized/
                                                 Unrealized
                         Beginning         Net      Invest-               Net                         Ending
                               Net     Invest-         ment           Invest-                            Net
Year Ended                   Asset        ment         Gain              ment    Capital               Asset       Total
June 30,                     Value  Income (a)        (Loss)   Total   Income      Gains     Total     Value  Return (b)
------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
  1999                      $26.39       $.5 8        $1.93    $2.51    $(.57)    $(1.15)   $(1.72)   $27.18     10.21%
  1998                       23.84         .77         3.11     3.88     (.76)      (.57)    (1.33)    26.39     16.71
  1997 (c)                   20.00         .70         3.66     4.36     (.42)      (.10)     (.52)    23.84     22.04
Class B (8/96)
  1999                       26.39         .39         1.93     2.32     (.38)     (1.15)    (1.53)    27.18      9.39
  1998                       23.84         .59         3.10     3.69     (.57)      (.57)    (1.14)    26.39     15.86
  1997 (c)                   20.00         .46         3.75     4.21     (.27)      (.10)     (.37)    23.84     21.26
Class C (8/96)
  1999                       26.39         .40         1.93     2.33     (.38)     (1.15)    (1.53)    27.19      9.39
  1998                       23.84         .59         3.10     3.69     (.57)      (.57)    (1.14)    26.39     15.86
  1997 (c)                   20.00         .53         3.68     4.21     (.27)      (.10)     (.37)    23.84     21.26
Class R (8/96)
  1999                       26.39         .65         1.93     2.58     (.64)     (1.15)    (1.79)    27.18     10.48
  1998                       23.84         .83         3.11     3.94     (.82)      (.57)    (1.39)    26.39     16.99
  1997 (c)                   20.00         .61         3.80     4.41     (.47)      (.10)     (.57)    23.84     22.31
========================================================================================================================

Class (Inception Date)
                                                       Ratios/Supplemental Data
                             ---------------------------------------------------------------------------
                                                           Ratio                       Ratio
                                                          of Net                      of net
                                           Ratio of   Investment     Ratio of     Investment
                                           Expenses       Income     Expenses      Income to
                                         to Average   to Average   to Average        Average
                                         Net Assets   Net Assets   Net Assets     Net Assets
                                Ending       Before       Before        After          After
                                   Net      Credit/      Credit/      Credit/        Credit/   Portfolio
Year Ended                      Assets   Reimburse-   Reimburse-   Reimburse-     Reimburse-    Turnover
June 30,                          (000)        ment         ment      ment (a)      ment (a)        Rate
--------------------------------------------------------------------------------------------------------
Class A (8/96)
  1999                         $67,512         1.36%        2.10%        1.19%        2.27%         96%
  1998                          69,614         1.48         2.68         1.10         3.06          86
  1997 (c)                      56,686         1.71*        2.78*        1.10*        3.39*         52
Class B (8/96)
  1999                          12,856         2.11         1.37         1.94         1.54          96
  1998                          10,356         2.24         1.93         1.85         2.32          86
  1997 (c)                         646         2.49*        1.59*        1.85*        2.23*         52
Class C (8/96)
  1999                           7,142         2.10         1.39         1.94         1.55          96
  1998                           4,142         2.24         1.92         1.85         2.31          86
  1997 (c)                         980         2.31*        2.07*        1.85*        2.53*         52
Class R (8/96)
  1999                           4,445         1.11         2.36          .94         2.53          96
  1998                           3,413         1.23         2.94          .85         3.32          86
  1997 (c)                       6,052         2.29*        1.68*         .85*        3.12*         52
========================================================================================================

*    Annualized.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 4).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Balanced Stock and Bond Fund:

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Balanced Stock and Bond Fund (one of the portfolios constituting the Nuveen Investment Trust (a Massachusetts business trust)), as of June 30, 1999, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Balanced Stock and Bond Fund as of June 30, 1999, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
August 20, 1999

Fund Information



Board of Trustees

James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

Chase Global Funds Services Co.
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel

Chapman & Cutler
Chicago, IL

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

SERVING

Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

   The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

   Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

   Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.


[Logo of Nuveen appears here]
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                           PART C--OTHER INFORMATION

Item 23: Exhibits:

 (a)(1).  Declaration of Trust of Registrant.(1)
 (a)(2). Certificate for the Establishment and Designation of Series and Classes for the Nuveen Growth and Income Stock Fund, the Nuveen
          Balanced Stock and Bond Fund, and Nuveen Balanced Municipal and
          Stock Fund, dated June 20, 1996.(3)
 (a)(3). Certificate for the Establishment and Designation of Series for the Nuveen European Value Fund, dated May 27, 1998.(10)
 (b)(1).  By-Laws of Registrant.(1)
 (b)(2).  Amendment to By-Laws of Registrant.(15)
 (c).     Specimen certificate of Shares of each Fund.(3)
 (d)(1).  Management Agreement between Registrant and Nuveen
          Institutional Advisory Corp. on behalf of Nuveen Growth and
          Income Stock Fund, Nuveen Balanced Stock and Bond Fund, and
          Nuveen Balanced Municipal and Stock Fund.(6)
 (d)(2).  Sub-Advisory Agreement between Nuveen Institutional Advisory
          Corp. and Institutional Capital Corporation on behalf of Nuveen
          Growth and Income Stock Fund, Nuveen Balanced Stock and Bond
          Fund, and Nuveen Balanced Municipal and Stock Fund.(6)
 (d)(3).  Renewal of Investment Management Agreement dated May 22,
          1999.(15)
 (d)(4).  Form of Amended Schedule A to Management Agreement between
          Registrant and Nuveen Institutional Advisory Corp.(10)
 (d)(5).  Form of Amended Schedule A to Sub-Advisory Agreement between
          Nuveen Institutional Advisory Corp. and Institutional Capital
          Corporation.(10)
 (d)(6).  Form of Amended Schedule B to Management Agreement between
          Registrant and Nuveen Institutional Advisory Corp.(10)
 (d)(7).  Form of Addendum to Investment Sub-Advisory Agreement between
          Nuveen Institutional Advisory Corp. and Institutional Capital
          Corporation.(10)
 (e)(1).  Distribution Agreement between Registrant and John Nuveen & Co.
          Incorporated dated August 1, 1998.(11)
 (e)(2).  Renewal of Distribution Agreement between Registrant and John
          Nuveen & Co. Incorporated dated July 30, 1999.(15)
 (e)(3).  Dealer Management Agreement dated October 22, 1996.(4)
 (f).     Not applicable.
 (g)(1).  Custodian Agreement between Registrant and The Chase Manhattan
          Bank.(7)
 (g)(2).  Global Custody Agreement between Registrant and The Chase
          Manhattan Bank dated July 21, 1998.(13)
 (h)(1).  Form of Subscription Agency Agreement between Registrant and
          The Chase Manhattan Bank.(4)
 (h)(2).  Transfer Agency Agreement between Registrant and Chase Global
          Funds Services Company.(11)
 (i)(1).  Opinion and consent of Chapman and Cutler, dated July 30,
          1996.(3)
 (i)(2).  Opinion and consent of Bingham, Dana & Gould, dated July 30,
          1996.(3)
 (i)(3).  Opinion and consent of Vedder, Price, Kaufman & Kammholz, dated
          May 28, 1998.(10)
 (i)(4).  Opinion and consent of Bingham Dana LLP dated May 28, 1998.(10)
 (i)(5).  Opinion and consent of Chapman and Cutler, dated October 28,
          1999.(15)
 (j).     Consent of Independent Public Accountants.(15)
 (k).     Not applicable.
 (l).     Subscription Agreement with Nuveen Institutional Advisory
          Corp.(7)

 (m)(1).  Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class
          A Shares, Class B Shares and Class C Shares of each Fund.(3)
 (m)(2).  Amendment to Plan of Distribution and Service Pursuant to Rule 12b-
          1.(11)
 (n).     Not applicable
 (o).     Multi-Class Plan.(4)
 (z)(1).  Original Powers of Attorney for Messrs. Schwertfeger, Dean,
          Leafstrand, Bacon, Kissick, Lyon, and Ms. Wellington, Trustees, authorizing, among others, Larry W. Martin and Gifford R. Zimmerman to execute the Registration Statement.(6)
 (z)(2).  Code of Ethic and Reporting Requirements.(7)
 (z)(3). Original Power of Attorney for Jack B. Evans, Trustee, authorizing, among others, Alan G. Berkshire, Larry W. Martin and Gifford R.
          Zimmerman to execute the Registration Statement.(14)

--------
(1) Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2) Incorporated by reference to the pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3) Incorporated by reference to the pre-effective amendment no. 2 filed on Form N-1A for Registrant.
(4) Incorporated by reference to the post-effective amendment no. 1 filed on Form N-1A for Registrant.
(5) Incorporated by reference to the post-effective amendment no. 2 filed on Form N-1A for Registrant.
(6) Incorporated by reference to the post-effective amendment no. 3 filed on Form N-1A for Registrant.
(7) Incorporated by reference to the post-effective amendment no. 4 filed on Form N-1A for Registrant.
(8) Incorporated by reference to the post-effective amendment no. 5 filed on Form N-1A for Registrant.
(9) Incorporated by reference to the post-effective amendment no. 6 filed on Form N-1A for Registrant.
(10) Incorporated by reference to the post-effective amendment no. 12 filed on Form N-1A for Registrant.
(11) Incorporated by reference to the post-effective amendment no. 13 filed on Form N-1A for Registrant.
(12) Incorporated by reference to the post-effective amendment no. 14 filed on Form N-1A for Registrant.
(13) Incorporated by reference to the post-effective amendment no. 15 filed on Form N-1A for Registrant.

(14) Incorporated by reference to the post-effective amendment no. 16 filed on Form N-1A for Registrant.

(15) Filed herewith.

Item 24: Persons Controlled by or under Common Control with Fund.
Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Declaration of Trust provides as fol-lows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent per-mitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negli-gence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adju-dicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a pay-ment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

  (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in of-fice act on the matter); or

  (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by poli-cies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall con-tinue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or oth-erwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ul-timately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, any-one who has been exempted from being an Interested Person by any rule, regula-tion or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, admin-istrative or other, including appeals), actual or threatened; and the word "li-ability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other lia-bilities.

                                ----------------

The trustees and officers of the Registrant are covered by Investment Trust Er-rors and Omission policies in the aggregate amount of $20,000,000 (with a maxi-mum deductible of $500,000) against liability and expenses of claims of wrong-ful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Ex-change Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indem-nification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser
(a) Nuveen Institutional Advisory Corp. ("NIAC") manages the Registrant and serves as investment adviser or manager to other open-end and closed-end man-agement investment companies and to separately managed accounts. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of NIAC who serve as of-ficers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under "Management" in the Statement of Additional Informa-tion. Such information for the remaining senior officers of NIAC appears below:

                                                     Other Business, Profession, Vocation or
 Name and Position with NIAC                            Employment During Past Two Years
 ---------------------------                         ---------------------------------------
 John P. Amboian, Executive Vice President..... Executive Vice President and Secretary of The
                                                John Nuveen Company; Executive Vice President of
                                                John Nuveen & Co. Incorporated, Nuveen Advisory
                                                Corp. and Nuveen Asset Management, Inc. and
                                                Executive Vice President and Director of
                                                Rittenhouse Financial Services, Inc.
 Michael S. Davern, Vice President............. Vice President of Nuveen Advisory Corp. (since
                                                January 1997); prior thereto, Vice President and
                                                Portfolio Manager of Flagship Financial
 Richard A. Huber, Vice President.............. Vice President of Nuveen Advisory Corp. (since
                                                January 1997); prior thereto, Vice President and
                                                Portfolio Manager of Flagship Financial
 Thomas C. Spalding, Vice President............ Vice President of Nuveen Advisory Corp.
 Margaret E. Wilson, Vice President and Con-    Vice President and Controller of The John Nuveen
  troller...................................... Company, John Nuveen & Co. Incorporated and
                                                Nuveen Advisory Corp.

(b) Institutional Capital Corporation (Institutional Capital) acts as invest-ment adviser to the ICAP Funds, Inc. and as sub-investment adviser to the Reg-istrant. In addition, Institutional Capital serves as investment adviser to separately managed accounts.

A description of any other business, profession, vocation, or employment of a substantial nature in which Robert H. Lyon, President, Chief Investment Officer and a Director of Institutional Capital, is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of direc-tor, officer, employee, partner, or trustee appears under "Management" in the Statement of Additional Information. Such information for the remaining senior officers of Institutional Capital appears below. The principal business address for each person is 225 West Wacker Drive, Chicago, Illinois 60606.

                                                                   Other Business, Profession,
                              Positions and Offices with                   Vocation, or
Name                             Institutional Capital           Employment During Past Two Years
----                     ------------------------------------- ------------------------------------
Pamela H. Conroy........ Senior Vice President and Director    Vice President, Treasurer, and a
                                                               Director of the ICAP Funds, Inc.
                                                               (since its inception in December
                                                               1994).
Donald D. Niemann....... Executive Vice President and Director Vice President and Secretary of ICAP
                                                               Funds, Inc. (since its inception in
                                                               December 1994) and a Director (since
                                                               July 1995).
Gary S. Maurer.......... Executive Vice President and Director Director of ICAP Funds, Inc. (since its inception in December 1994).
Barbara C. Schanmier.... Senior Vice President and Director    Director of ICAP Funds, Inc. (since
                                                               its inception in December 1994).

Item 27: Principal Underwriters

(a) John Nuveen & Co. Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Mu-nicipal Trust, Nuveen Money Market Trust, Nuveen Municipal Money Market Fund, Inc., Nuveen Taxable Funds Inc., Nuveen Investment Trust II, III and IV and the Registrant. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Free Unit Trust and the Nuveen Unit Trust, registered unit invest-ment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Mu-nicipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Mu-nicipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania In-vestment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Munici-pal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Munic-ipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Munici-pal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen In-sured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Pre-mium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Munic-ipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfo-lio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Ad-vantage Municipal Fund.

(b)

                                                              Positions and
Name and Principal           Positions and Offices            Offices with
Business Address             with Underwriter                 Registrant
----------------------------------------------------------------------------------
Timothy R. Schwertfeger      Chairman of the Board,           Chairman and Trustee
333 West Wacker Drive        Chief Executive Officer,
Chicago, IL 60606            and Director
John P. Amboian              President and Director           None
333 West Wacker Drive
Chicago, IL 60606
William Adams IV             Vice President                   None
333 West Wacker Drive
Chicago, IL 60606

                                                               Positions and
Name and Principal           Positions and Offices             Offices with
Business Address             with Underwriter                  Registrant
----------------------------------------------------------------------------------
Alan G. Berkshire            Vice President                    Vice President and
333 West Wacker Drive        and Secretary                     Assistant Secretary
Chicago, IL 60606
Kathleen M. Flanagan         Vice President                    Vice President
333 West Wacker Drive
Chicago, IL 60606
Stephen D. Foy               Vice President                    Vice President and
333 West Wacker Drive                                          Controller
Chicago, IL 60606
Michael G. Gaffney           Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Anna R. Kucinskis            Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Robert B. Kuppenheimer       Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Larry W. Martin              Vice President                    Vice President
333 West Wacker Drive        and Assistant                     and Assistant
Chicago, IL 60606            Secretary                         Secretary
Thomas C. Muntz              Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Bradford W. Shaw, Jr.        Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Paul C. Williams             Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Margaret E. Wilson           Vice President                    None
333 West Wacker Drive        and Corporate
Chicago, IL 60606            Controller
Gifford R. Zimmerman         Vice President                    Vice President and
333 West Wacker Drive        and Assistant Secretary           Secretary
Chicago, IL 60606

(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004-2413, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not main-tained by Nuveen Institutional Advisory Corp., or Chase Global Funds Services Company.

Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, main-tains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 29: Management Services
Not applicable.

Item 30: Undertakings
(a)Not applicable.

                                SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois, on the 28th day of October, 1999.


                                     NUVEEN INVESTMENT TRUST

                                         /s/ Gifford R. Zimmerman

                                     ______________________________________

                                             Gifford R. Zimmerman

                                                Vice President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

           Signature                      Title                         Date
           ---------                      -----                         ----


     /s/ Stephen D. Foy          Vice President and            October 28, 1999
________________________________  Controller (Principal
         Stephen D. Foy           Financial and
                                  Accounting Officer)

    Timothy R. Schwertfeger      Chairman,
                                  President and Trustee

         Robert H. Lyon          Trustee

      Thomas E. Leafstrand       Trustee
                                                    By /s/ Gifford R. Zimmerman
         James E. Bacon          Trustee               ------------------------
                                                          Gifford R. Zimmerman
         Jack B. Evans           Trustee                   Attorney-in-Fact

       William L. Kissick        Trustee

      Sheila W. Wellington       Trustee                    October 28, 1999

An original power of attorney authorizing, among others, Larry W. Martin and Gifford R. Zimmerman to execute this Registration Statement, and Amendments thereto, for each of the trustees of Registrant on whose behalf this Registration Statement is filed, has been executed and filed with the Securities and Exchange Commission.



                               EXHIBIT INDEX

  Exhibit                                                          Sequential
  Number                          Exhibit                         Numbered Page
  -------                         -------                         -------------
  (b)(2)   Amendment to By-Laws of Registrant.

  (d)(3)   Renewal of Investment Management Agreement dated May
           22, 1999.

  (e)(2) Renewal of Distribution Agreement between Registrant and John Nuveen & Co. Incorporated.

  (i)(5)   Opinion and consent of Chapman and Cutler, dated
           October 28, 1999.

  (j)      Consent of Independent Public Accountants.